                                                                   Exhibit 10.14

                             SUBMANAGEMENT AGREEMENT
                         (FOOD AND BEVERAGE DEPARTMENT)

                          DOUBLETREE GUEST SUITES HOTEL
                                CHICAGO, ILLINOIS

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PREAMBLE..................................................................     1

RECITALS..................................................................     1

ARTICLE 1 - SCOPE OF AGREEMENT............................................     2

      1.1   Engagement of Food Manager....................................     2
      1.2   Services by Food Manager......................................     3
      1.3   Permits.......................................................     7
      1.4   Hours of Operation, Etc.......................................     8
      1.5   Comp Policy...................................................     8
      1.6   Owner's Property..............................................     8

ARTICLE 2 - TERM

      2.1   Commencement Date.............................................     9
      2.2   Term..........................................................     9
      2.3   Hotel Manager's Special Termination Rights....................     9
      2.4   Food Manager's Special Termination Rights.....................    10
      2.5   Early Termination of the Hotel Management
            Agreement.....................................................    10

ARTICLE 3 - OPERATIONAL STANDARDS.........................................    13

      3.1   Operational Standards.........................................    13

ARTICLE 4 - FISCAL MATTERS................................................    14

      4.1   Accounting Matters and Fiscal Periods.........................    14
      4.2   Yearly Budgets................................................    15
      4.3   Payment of F&B Department Costs...............................    19

ARTICLE 5 - COMPENSATION..................................................    20

      5.1   Base Fee......................................................    21
      5.2   Departmental Profit Incentive Fee.............................    22
      5.3   GOP Incentive Fee.............................................    24

ARTICLE 6 - USE OF TRADENAMES.............................................    27

      6.1   Use of Name...................................................    27
      6.2   Advertising Materials.........................................    29
      6.3   Rights Upon Termination.......................................    30

ARTICLE 7 - OPERATING ACCOUNT.............................................    33

      7.1   Operating Account.............................................    33


                                       (i)

ARTICLE 8 - RENOVATION....................................................    34

      8.1   Restaurant Renovation.........................................    34
      8.2   Annual Renovation Amortization and Payments...................    34
      8.3   Subsequent Adjustment.........................................    35

ARTICLE 9 - INDEMNITY AND INSURANCE.......................................    36

      9.1   Indemnity by Owner............................................    36
      9.2   Indemnity by Food Manager.....................................    37
      9.3   Insurance Requirements........................................    39

ARTICLE 10 - DEFAULT AND TERMINATION......................................    41

      10.1  Events of Default.............................................    41
      10.2  Termination...................................................    43

ARTICLE 11 - APPLICABLE LAW...............................................    45

      11.1  Scope.........................................................    45

ARTICLE 12 - SUCCESSORS AND ASSIGNS.......................................    46

      12.1  Assignment by Food Manager....................................    46

ARTICLE 13 - FORCE MAJEURE................................................    49

      13.1  Operation of Hotel............................................    49
      13.2  Extension of Time.............................................    49

ARTICLE 14 - COVENANTS OF OWNER...........................................    50

      14.1  General.......................................................    50
      14.2  Funding.......................................................    50
      14.3  Restriction of Hiring Food Manager Employees..................    51

ARTICLE 15 - GENERAL PROVISIONS...........................................    51

      15.1  Authorization.................................................    51
      15.2  Formalities...................................................    51
      15.3  Consents......................................................    51
      15.4  Notices.......................................................    52
      15.5  Entire Agreement..............................................    54
      15.6  Waivers.......................................................    55
      15.7  Relationship..................................................    55
      15.8  Overdue Payments..............................................    55
      15.9  Attorneys' Fees...............................................    56

SIGNATURES................................................................    57

CONSENT AND JOINDER OF OWNER..............................................    58


                                      (ii)

EXHIBIT 1 - PURCHASE ORDER PROCEDURES (Article 1.2(a))

EXHIBIT 2 - DEPARTMENTAL PROFITS (Article 5.2(c))

EXHIBIT 3 - GROSS OPERATING PROFIT (Article 5.1(b) and 5.3(c))

EXHIBIT 4 - EXAMPLES OF THE CALCULATION AND PAYMENT OF FOOD MANAGER'S FEES
            (Article 5)

EXHIBIT 5 - METROPOLITAN CHICAGO AREA (MAP) (Article 6.1(c))

EXHIBIT 6 - 1995 YEARLY BUDGET FOR THE F&B DEPARTMENT (Article 4.2(a))


                                      (iii)

                            GLOSSARY OF DEFINED TERMS

1995 Yearly Budget - Article 4.2(a)
Advertising and Promotional Threshold Amount - Article 5.2(d)
Advertising and Promotional Excess - Article 5.2(d)
Agreement - Preamble
Annual Renovation Amortization - Article 8.2
Consent - Article 15.3
Defaulting Party - Article 10.1(a)
Departmental Profits - Article 5.2(c)
Departmental Profit Incentive Fee - Article 5.2(a)
Event of Default - Article 10.1
Excess Departmental Profits - Article 5.2(b)
Excess GOP - Article 5.3(b)
Execution Date - Preamble
F&B Department - Article 1.1(a)
F&B Department FF&E Budget - Article 4.2(c)
Fees - Article 5
FF&E - Article 4.2(c)
Food Manager - Preamble
Food Manager's Renovation Contribution - Article 8.1
Food Manager Transfer - Article 12.1(a)
Food Manager Employees - Article 1.2(b)
Food Manager Tradenames - Article 6
Full Commencement Date - Article 2.1
GOP Incentive Fee - Article 5.3(a)
Gross Operating Profit - Article 5.3(c) and Exhibit 3
Guarantor - Article 1.1(a)
Hotel - Witnesseth
Hotel Management Agreement - Witnesseth
Hotel Manager - Preamble
House F&B Operations - Article 1.1(a)
House F&B Operations - Article 1.1(a)
Index - Article 4.2(b)
Initial Period - Article 2.1
New York Cafe - Article 3.1
Non-Defaulting Party - Article 10.2(a)
NYRG - Article 1.1(a)
Operational Standards - Article 3.1
Operating Costs - Exhibit 3
Operating Account - Article 7.1(a)
Owner - Witnesseth
Owner's Renovation Contribution - Article 8.1
Permissible Costs - Article 4.3
Post-Termination Licensing Period - Article 6.3(b)
Pre-Opening - Article 8.1(b)
Purchase Order Procedures - Article 1.2(a)
Renovation - Article 8.1
Renovation Cost - Article 8.2
Requisitions - Article 7.1(b)


                                      (iv)

Stillman Entity - Article 12.1(b)
Stillman - Article 12.1(b)
Threshold GOP - Article 5.3(b)
Total F&B Department Revenue - Article 5.1(b)
Total Hotel Sales - Exhibit 3
Trade Name Operations - Article 1.1(a)
Unamortized Food Manager's Renovation Contribution - 2.5(a)(i)
Uniform System of Accounts - Article 5.1(b)
Year - Article 2.2(b)
Yearly Budget - Article 4.2(b)


                                       (v)

                                    PREAMBLE

      THIS SUBMANAGEMENT AGREEMENT (the "Agreement") is made and entered into on the 9th day of June, 1995 (the "Execution Date"), but effective as of October 24, 1994, by and between DOUBLETREE PARTNERS (formerly known as Guest Quarters Hotels Partnership), a Delaware partnership ("Hotel Manager"), and MRS. PARKS MANAGEMENT COMPANY, L.L.C., an Illinois limited liability company ("Food Manager").

                                   WITNESSETH:

      WHEREAS, Chicago HSR Limited Partnership ("Owner") owns a hotel operating under the name Guest Quarters Suite Hotel (the "Hotel") located at 900 North Mies Van Der Rohe Way, Chicago, Illinois; and

      WHEREAS, pursuant to a Management Agreement (the "Hotel Management Agreement") dated November 29, 1988, as amended, by and between Owner and Hotel Manager, Hotel Manager was retained by Owner to operate the Hotel under the tradename "Guest Quarters Suite Hotel," which name was changed to "Doubletree Guest Suites" in February, 1995; and

      WHEREAS, Hotel Manager is desirous of having Food Manager manage and operate the food and beverage department within the Hotel upon the terms and conditions as herein provided;

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Hotel Manager and Food Manager agree as follows:

                                    ARTICLE 1

                               SCOPE OF AGREEMENT

      1.1 Engagement of Food Manager.

            (a) Hotel Manager hereby engages Food Manager to supervise and manage the food and beverage department at the Hotel for the term of this Agreement, and Food Manager hereby agrees that it will manage the F&B Department (as hereinafter defined) pursuant to and in accordance with the terms of this Agreement. Food Manager further agrees to provide, or cause its affiliate, Atlantic & Pacific Grill Associates, L.P. (the "Guarantor") to provide, the trade names -- "Park Avenue Cafe" for the second floor restaurant and "Mrs. Park's Tavern" for the first floor bistro -- for the Hotel's restaurant and lounge (the "Trade Name Operations"). (Both Food Manager and the Guarantor are affiliates of The New York Restaurant Group, Inc. ("NYRG").) As used herein, the term "F&B Department" shall mean and refer to all operations of the food and beverage department of the Hotel, including (i) room service and catering/banquet operations (the "House F&B Operations"), and (ii) the Trade Name Operations. Hotel Manager and Food Manager further agree that this Agreement provides for management in respect of the F&B Department of the Hotel, and that Hotel Manager and Food Manager do not intend, nor does this Agreement grant or create, a "franchise" within the meaning of the Federal Trade Commission Act, or any rule or regulation promulgated thereunder or in connection therewith.

      1.2 Services by Food Manager.

            (a) During the term of this Agreement, Food Manager shall, subject to the applicable Yearly Budget (as hereinafter defined) and the other limitations contained in this Agreement, purchase all food, supplies and other items in the ordinary course of business of the F&B Department on behalf of Owner and in Owner's name. With respect to the Trade Name Operations as well as the House F&B Operations, Food Manager shall follow the purchasing authorization procedure and shall otherwise conform to the purchase order approval requirements and other related matters set forth in Exhibit 1, "Purchase Order Procedures," attached hereto and made a part hereof. Food Manager will make, or cause to be made, all discount and bulk purchase arrangements which it or NYRG (or other NYRG affiliates) have with third parties available to the Hotel on the same basis and furnish the Hotel with appropriate vouchers and backup information to support the charges to the Hotel, if and to the extent such discount and bulk purchase arrangements (i) are available to Chicago and (ii) can be made without adverse impact on other restaurants operated by NYRG or its affiliates. Food Manager shall have the right to select the vendors for purchases of food and beverages, linens, supplies and equipment for the F&B Department, subject to Hotel Manager's reasonable approval; provided, however, where Hotel Manager has arranged for national or regional purchasing programs with certain vendors whereby total aggregate volume generates better pricing, Food Manager shall, if Hotel
Manager so requests, purchase from such vendors, unless Food Manager reasonably objects to the quality of such purchases or can effect such purchases at even lower prices without sacrificing quality. During the term of this Agreement, Hotel Manager will permit other restaurants operated by NYRG or its affiliates to participate in Hotel Manager's group purchasing programs if and to the extent such programs (i) are available at the locations of such other restaurants and (ii) can be made available to NYRG and its affiliates without adverse impact on the hotels operated by Hotel Manager or its affiliates.

            (b) Food Manager shall hire, train and supervise all F&B Department personnel. Such responsibilities shall be carried out in consultation with the Human Resources Director for the Hotel and in accordance with the personnel policies and procedures established for the Hotel by Hotel Manager. All F&B Department employees will continue to be employees of Owner, except for the Food and Beverage Director and Executive Chef (collectively, the "Food Manager Employees"), who will be employees of Food Manager.

All salary and related benefits for F&B Department employees, including the Food Manager Employees (and including relocation costs for the Food Manager Employees in accordance with Hotel Manager's relocation policy) shall be paid for by the Hotel as an operating expense of the F&B Department, subject to Hotel Manager's approval of the budget therefor, which approval shall not be unreasonably withheld or delayed. All training and supervision of employees, and other employment-related matters, including (without limitation) salaries, wages and benefit structure, and hiring and firing decisions, for the Food Manager Employees as well as the other F&B Department personnel, shall be subject to Hotel Manager's approval, excepting only that Food Manager will have the right to fire the Food Manager Employees without the approval of Hotel Manager. Hotel Manager, however, will also have the right to direct Food Manager (i) to fire any F&B Department personnel who are employees of Hotel Manager, and (ii) to terminate the employment at the Hotel of any Food Manager Employees. All F&B Department personnel, including the Food Manager Employees, will be subject to Hotel Manager's personnel policies, procedures and disciplinary rules. Such policies, procedures and disciplinary rules shall be applied by Hotel Manager on a non-discriminatory basis to all Hotel employees, including Food Manager Employees and other F&B Department personnel. Without the consent of Food Manager, Hotel Manager will not itself hire any Food Manager Employee to work at the Hotel or at any other hotel managed by Hotel Manager (or any affiliate thereof) for a period of twelve

(12) months after such Food Manager Employee ceases to work for Food Manager at the Hotel. Although Food Manager shall supervise all F&B Department personnel, it is agreed that the catering sales staff (Director of Catering, Catering Sales Managers, etc.) will continue to be directed by Hotel Manager's sales department, but as an expense charged to the F&B Department, in order to ensure optimalization of catering/meeting space utilization; bookings of the catering sales staff will be credited to the F&B Department.

            (c) Food Manager shall, subject to the applicable Yearly Budget and to receiving the prior approval of Hotel Manager, establish formulation and pricing of all menus and food offerings, and advertising, marketing and promotional programs, for the House F&B Operations as well as the Trade Name Operations. Hotel Manager will not unreasonably withhold its consent to the foregoing with respect to the Trade Name Operations, provided that, as to pricing, Food Manager shall (from time to time, upon request by Hotel Manager) furnish to Hotel Manager a survey of pricing for comparable restaurant and lounge operations in Chicago. As to House F&B Operations, Hotel Manager may condition its approval upon conformity to Hotel Manager's chain-wide standards or other generally established practices of Hotel Manager for similar quality hotels.

            (d) Without limiting the provisions of Article 15.7 hereof, Food Manager shall not have any authority whatsoever to make any commitment or enter into any agreement for, or on behalf of, or otherwise bind, Owner or Hotel Manager, except that purchase orders made by Food Manager in accordance with Article 1.2(a) above shall be binding on Owner.

      1.3 Permits. Hotel Manager shall, as an expense of the F&B Department, obtain and keep in full force and effect all necessary licenses and permits, including liquor, bar, restaurant, sign and hotel licenses, as may be required for the operation of the F&B Department. Food Manager shall take, or cause NYRG to take, all necessary actions to register and protect the use of the Trade Names (as hereinafter defined) at the Hotel. All operating licenses and permits are to be in effect at the Commencement Date, and (subject to the requirements of local law) shall be in the name of Owner and Hotel Manager jointly. Food Manager undertakes to comply with any conditions set out in any such licenses and permits and at all times to operate and manage the F&B Department in accordance with such conditions, all applicable governmental health and safety regulations and any other legal requirements, all at Owner's expense, subject to the limitations regarding Permissible Costs set forth in Article 4.3 below. (If the cost of compliance with a particular governmental requirement is not specifically provided for in the applicable Yearly Budget, such cost shall be subject to the approval of Owner and Hotel Manager, which approval shall not be unreasonably withheld or delayed.)

      1.4 Hours of Operation, Etc. Notwithstanding anything to the contrary contained herein, Hotel Manager shall establish (and may change from time to time) the hours of availability for room service as well as other F&B Department related services at the Hotel, except that Food Manager shall establish (and may change from time to time) the hours of operation for the Trade Name Operations, subject to Hotel Manager's prior approval thereof. Hotel Manager shall also have exclusive authority to book reservations at the Hotel for use of Hotel banquet rooms and meeting facilities.

      1.5 Comp Policy. Food Manager will provide complimentary and/or discounted
(i) food and beverage services and (ii) banquet, function and meeting facilities in accordance with policies therefor to be promulgated by Hotel Manager from time to time.

      1.6 Owner's Property. All furniture, furnishings and operating equipment of the F&B Department (including, but not limited to, items of decor, kitchen equipment, equipment relating to bars, room service and banquet services as well as chinaware, glassware, linens, silverware, utensils, uniforms and all similar items) and all operating supplies (including, but not limited to, inventories of food and beverages and other consumable items such as soap, cleaning materials, matches and all similar items) shall be and remain the property of Owner.

                                    ARTICLE 2

                                      TERM

      2.1 Commencement Date. The Commencement Date of the term hereunder was October 24, 1994, the date that Food Manager reopened the Hotel lounge to the public following substantial completion of the Renovation (as hereinafter defined) of such facility. As used herein, (a) the "Full Commencement Date" shall mean January 1, 1995, and (b) the "Initial Period" shall mean the period from the Commencement Date to the Full Commencement Date.

      2.2 Term.

            (a) Unless sooner terminated as hereinafter provided, this Agreement shall expire on the earlier of (i) December 31, 2004 or (ii) the termination of the Hotel Management Agreement. (The expiration date of the Hotel Management Agreement is December 31, 2010.)

            (b) As used in this Agreement, a "Year" shall mean and refer to the calendar year commencing on the Full Commencement Date and each successive calendar year thereafter. Accordingly, the first Year shall end December 31, 1995, the second Year shall end December 31, 1996, and so on.

      2.3 Hotel Manager's Special Termination Rights. Hotel

                                    ARTICLE 3

                              OPERATIONAL STANDARDS

      3.1 Operational Standards. Hotel Manager and Food Manager recognize that an essential element of the success and reputation of the Hotel is the satisfaction of its guests and customers with the management, maintenance, quality and service to be provided by Food Manager with respect to the Trade Name Operations and the House F&B Operations. Food Manager agrees that during the term of this Agreement it will operate the Trade Name Operations in a first-class manner commensurate with the standards of operations currently practiced at the Park Avenue Cafe in New York City (the "New York Cafe") and that the concept and decor for the restaurant and lounge at the Hotel will be substantially the same as that presently established for the New York Cafe. Food Manager further agrees to operate the House F&B Operations in accordance with Hotel Manager's chain-wide standards and generally established practices therefor for similar quality hotels. Hotel Manager shall cooperate with Food Manager throughout the term of this Agreement to the end that Food Manager shall be able to carry out its responsibilities in accordance with the foregoing operational standards (the "Operational Standards").

                                    ARTICLE 4

                                 FISCAL MATTERS

      4.1 Accounting Matters and Fiscal Periods.

            (a) The books and records for the Trade Name Operations, as well as the House F&B Operations, will be kept by Hotel Manager in accordance with the Uniform System of Accounts for Hotels as amended from time to time. Such books and records shall be maintained by Hotel Manager either at the Hotel or at the regional accounting office of Hotel Manager which serves the Hotel. Hotel Manager will continue to provide accounting services for payroll, capital purchases, and profit and loss/operating statement generation. The cost of accounting services will not be a deduction in computing Departmental Profits (as hereinafter defined).

            (b) Food Manager may, within six (6) months after receipt of year-end statistics and financial reports from Hotel Manager, and upon no less than fifteen (15) days notice to Hotel Manager and Owner, at Food Manager's expense, conduct an audit of the books and records of Hotel Manager pertaining to Total F&B Department Revenue, Departmental Profits (as hereinafter defined), Gross Operating Profit (as hereinafter defined) and any other matters relevant to the operating results of the F&B Department and the calculation of Food Manager's compensation hereunder. In making such audit, Food Manager shall have the right to examine Hotel Manager's records only for the Year just ended. If an audit or examination by Food Manager shall show that Food Manager's compensation for the period covered by the audit has been overpaid, the excess shall be applied to any amounts then due to Food Manager by Hotel Manager and the balance, if any, shall promptly be refunded by Food Manager to Hotel Manager. If an audit or an examination by Food Manager shall show that Food Manager's compensation for the period covered by the audit has been underpaid, Hotel Manager shall promptly pay to Food Manager the amount of the difference between the amount previously paid and the correct amount due.

      4.2 Yearly Budgets.

            (a) The approved operating budget for the F&B Department for 1995 (the "1995 Yearly Budget") is attached hereto and made a part hereof as Exhibit 6.

            (b) On or before September 1, 1995, and on or before September 1 of each year thereafter, Food Manager will propose to Hotel Manager an annual budget (the "Yearly Budget") for the F&B Department for the upcoming calendar year. During the months of September and October, Hotel Manager and Food Manager will consult with each other to review and revise Food Manager's submission in order to develop a proposed Yearly Budget for the F&B Department which is mutually satisfactory for submission on or before November 1 to Owner for its approval as part of the annual budgeting process for the entire Hotel under the Hotel Management Agreement. In the event that Food Manager and Hotel Manager, despite using good faith efforts to do so, are unable to reach agreement on a mutually satisfactory Yearly Budget for the F&B Department by November 1 of any year, on such date, each of Food Manager and Hotel Manager shall submit a proposed F&B Department Yearly Budget to Owner for its approval. In such event, or in the event that Owner rejects the proposed Yearly Budget for the F&B Department jointly developed by Food Manager and Hotel Manager as aforesaid, then Owner, Hotel Manager and Food Manager shall cooperate with each other to develop a mutually satisfactory Yearly Budget for the F&B Department. If Hotel Manager and Food Manager each submits its own F&B Department Yearly Budget to Owner as aforesaid, then Owner may approve either of such budgets or disapprove them both. In the event that Owner does not approve a Yearly Budget for the F&B Department prior to the commencement of the applicable calendar year, the aggregate amount of the Yearly Budget for the F&B Department for the preceding calendar year (exclusive of the F&B Department FF&E Budget, which shall be governed by the provisions of Article 4.2(c) below, and exclusive of the contingency fund, which shall be governed by Article 4.2(f) below) shall be increased by an amount equal to the percentage increase in the Index (as hereinafter defined) during such preceding calendar year, and as so increased, shall be deemed to be the Yearly Budget for the F&B Department in effect until such time as a new Yearly Budget for the F&B Department has been approved by Owner. As used herein, the "Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers -- Series A (1982-84=100) as published by the United States Bureau of Labor Statistics for the City of Chicago, Illinois; if the compilation and/or publication of such index shall be discontinued or transferred to any other governmental department or bureau or agency, Hotel Manager shall fix an alternate index or method to implement the intention of the preceding sentence.

            (c) Any renovations or changes in decor or other expenditures for repair and replacement of furniture, fixtures and equipment ("FF&E") with respect to the F&B Department proposed to be made by Food Manager shall be subject to the prior approval of Hotel Manager and Owner, and shall be included in the Yearly Budget as the "F&B Department FF&E Budget." Food Manager, Hotel Manager and Owner recognize the necessity of replacement of FF&E due to age, wear, condition or obsolescence. Hotel Manager and Owner agree to authorize the expenditure of such amounts therefor as shall be required in the normal and ordinary course of operation of the F&B Department, so as to operate the F&B Department in accordance with the Operational Standards.

            (d) References in this Article 4.2 and elsewhere in this Agreement to the Yearly Budget for the F&B Department (and phrases of similar import) shall be deemed to include the portion of the Marketing budget for the Hotel which is fairly allocable to the F&B Department. The parties agree that for 1995, such portion is $150,000. For each year thereafter, as part of the Yearly Budget process, the parties shall establish the portion of the Hotel Marketing budget which is fairly allocable to the F&B Department, and Food Manager shall direct, in accordance with the Yearly Budget, the advertising for the F&B Department.

            (e) Owner and Hotel Manager acknowledge and agree that there may occur from time to time unpredicted significant changes, variables or events affecting the operation of the F&B Department, including unanticipated changes in Hotel occupancy rates, market conditions, or additional unanticipated items of income or expense. In such event, Food Manager may request variance(s) from the approved Yearly Budget which are reasonable and necessary to continue to operate the F&B Department in accordance with the Operational Standards. Any such request by Food Manager shall be submitted to Hotel Manager and Owner in writing with an explanation thereof and shall be accompanied by supporting information for the request. Hotel Manager's and Owner's approval of such a request shall not be unreasonably withheld or delayed. References in this Agreement to the approved Yearly Budget shall be deemed to incorporate any revisions thereto made pursuant to this paragraph (e) and approved by Hotel Manager and Owner as aforesaid.

            (f) Each Yearly Budget will contain a contingency fund in the amount of $25,000 (or such other amount as may hereafter be approved by Owner, Hotel Manager and Food Manager on an annual basis), which shall be available to Food Manager for items which are otherwise unbudgeted (e.g., for spontaneous purchases of artifacts for the restaurant and cafe); provided, however, that all expenditures under this paragraph (f) shall be subject to the prior approval of the Food and Beverage Director and the Hotel General Manager.

            (g) Food Manager shall operate the F&B Department in accordance with the Yearly Budget therefor as approved by Hotel Manager and Owner. Food Manager shall not, in the performance of its duties as provided in this Agreement, be entitled to reimbursement for any expenditure if and to the extent that such expenditure is not provided for in the then applicable Yearly Budget or otherwise approved by Hotel Manager in advance, which approval shall not be unreasonably withheld.

            4.3 Payment of F&B Department Costs. Subject to and in accordance with the provisions of this Agreement, all amounts on account of direct labor and operating costs (including, without limitation, all salary and related benefits for the Food Manager Employees, but specifically excluding the Renovation Cost, which is covered separately in Article 8) reasonably incurred during the term of this Agreement in connection with the operation of the F&B

Department in accordance with the terms of this Agreement, shall be paid for out of the Operating Account by Hotel Manager pursuant to invoices therefor submitted by the Food Manager to Hotel Manager, as provided in Article 7.1 hereof, but only to the extent that such amounts are provided for in, and are incurred in accordance with, the then applicable Yearly Budget, or are otherwise approved in writing in advance by Hotel Manager. (Such amounts are herein collectively referred to as "Permissible Costs.") In no event shall Permissible Costs include any amount on account of (i) any of Food Manager's internal costs of operation, bookkeeping or overhead, (ii) any taxes imposed upon, or measured by the gross or net income of, Food Manager (other than sales taxes upon F&B Department revenues and employment-related taxes imposed upon the Food Manager Employees at the Hotel), or (iii) any direct or indirect compensation, benefits or other amounts which may be paid or payable by Food Manager to any person or entity employed or engaged by Food Manager except and to the extent that such amounts for any such person (including the Food Manager Employees) are provided for in the then applicable Yearly Budget.

                                   ARTICLE 5

                                  COMPENSATION

      In consideration of the services to be performed by Food Manager under this Agreement, Food Manager shall be paid the Base Fee, the Departmental Profit Incentive Fee and the GOP Incentive Fee (each as hereinafter defined and collectively, the "Fees") from and after the Full Commencement Date. No Fees shall be payable to Food Manager in respect of the Initial Period. Examples of the calculation and payment of the Fees are attached hereto and made a part hereof as Exhibit 4.

      5.1 Base Fee.

            (a) The "Base Fee" shall mean and refer to a fee equal to one and one-half percent (1 1/2%) of Total F&B Department Revenue (as hereinafter defined) with respect to each month during the term of this Agreement from and after the Full Commencement Date. The Base Fee for the immediately preceding month shall be paid monthly from the Operating Account on or before the fifteenth (15th) day of each succeeding month. There shall be no Base Fee in respect of the Initial Period.

            (b) The term "Total F&B Department Revenue" shall mean, with respect to any period, that portion of Total Hotel Sales (as defined in Exhibit 3) derived from (or, if Total Hotel Sales include the proceeds of business interruption insurance or the like, the portion of such insurance proceeds fairly attributable to) the sale of food and beverages by the F&B Department (including, without limitation, all catering revenues) and rental and other miscellaneous income from the Hotel's function room(s), including audio/visual rentals. Total F&B Department Revenue shall be determined on an accrual basis and in accordance with the

Uniform System of Accounts for Hotels, as the same may be amended from time to time (the "Uniform System of Accounts"), or in accordance with generally accepted accounting principles, consistently applied.

      5.2 Departmental Profit Incentive Fee.

            (a) In respect of 1995, the "Departmental Profit Incentive Fee" shall mean and refer to a fee equal to fifteen percent (15%) of Excess Departmental Profits (as hereinafter defined). In respect of each Year thereafter, the Departmental Profit Incentive Fee shall mean and refer to a fee equal to seventeen and one-half percent (17 1/2%) of Excess Departmental Profits for such Year. The Departmental Profit Incentive Fee shall be computed quarterly (i.e., as of the end of the third, sixth, ninth and last month of each Year, with Threshold Departmental Profits (as hereinafter defined) appropriately prorated as of the end of each quarterly period), based upon cumulative Excess Departmental Profits, if any, for the Year to date, and payment (net of previous payments thereof for such Year) shall be made to Food Manager (or repayment, in the event of a decrease in cumulative Excess Departmental Profits in any quarter, shall be made by Food Manager) quarterly, on the twentieth (20th) day of the month next following the end of each calendar quarter, with annual adjustments, if applicable, upon final determination of Departmental Profits for the Year in question. The Departmental

Profit Incentive Fee shall be computed separately for each Year, and there shall be no Departmental Profit Incentive Fee in respect of the Initial Period.

            (b) The term "Excess Departmental Profits" shall mean, in respect of each Year, the excess, if any, of (i) Departmental Profits (as hereinafter defined) over (ii) Threshold Departmental Profits for such Year. "Threshold Departmental Profits" shall mean (i) for 1995, $1,060,164 (being 105% of Departmental Profits for calendar year 1993 (January 1, 1993 through December 31, 1993) which were $1,009,680); (ii) for 1996, $1,113,172 (being 105% of
Threshold Departmental Profits for 1995); (iii) for 1997, $1,168,831 (being
105% of Threshold Departmental Profits for 1996); and (iv) for 1998 and each Year thereafter, $1,227,273 (being 105% of Threshold Departmental Profits for
1997).

            (c) "Departmental Profits" shall mean, in respect of each Year, the profits attributable to the F&B Department calculated in accordance with Exhibit 2 attached hereto and made a part hereof. Departmental Profits shall be determined on an accrual basis and in accordance with the Uniform System of Accounts or in accordance with generally accepted accounting principles, consistently applied. Departmental Profits for each Year shall be determined in a manner consistent with the calculation of Departmental Profits for 1993, excepting only for the additional deductions provided for in paragraphs (d) and
(e) below.

            (d) In calculating Departmental Profits for each Year, there shall be a deduction for the excess ("Advertising and Promotional Excess"), if any, of
(i) the advertising and promotional costs actually incurred by the Hotel in respect of the F&B Department for such Year (which costs shall be included in the Yearly Budget or otherwise expressly approved by Hotel Manager), over (ii) $30,000.00 (the "Advertising and Promotional Threshold Amount") (being the historical advertising and promotion expenditure level for the Hotel fairly allocable to the F&B Department, which have not been, and will not be, charged against Departmental Profits). In no event will any advertising or promotional expenditures in respect of the Hotel, other than the Advertising and Promotional Excess, be charged against Departmental Profits.

            (e) For the first seven (7) Years (i.e., through December 31, 2001), the calculation of Departmental Profits shall also include a deduction for Annual Renovation Amortization (as hereinafter defined).

      5.3 GOP Incentive Fee.

            (a) In respect of 1995, the "GOP Incentive Fee" shall mean and refer to a fee equal to two and one-half percent (2 1/2%) of Excess GOP (as hereinafter defined). In respect of each Year thereafter, the GOP Incentive Fee shall mean and refer to a fee equal to five percent (5%) of Excess GOP. The GOP Incentive Fee shall be computed quarterly (i.e., as of the end of the third, sixth, ninth and last month of each Year, with Threshold GOP (as hereinafter defined) appropriately prorated as of the end of each quarterly period), based upon cumulative Excess GOP, if any, for the Year to date, and payment (net of previous payments thereof for such Year) shall be made to Food Manager (or repayment, in the event of a decrease in cumulative Excess GOP in any quarter, shall be made by Food Manager) quarterly, on the twentieth (20th) day of the month next following the end of each calendar quarter, with annual adjustments, if applicable, upon final determination of Gross Operating Profit for the Year in question. The GOP Incentive Fee shall be computed separately for each Year, and there shall be no GOP Incentive Fee in respect of the Initial Period.

            (b) The term "Excess GOP" shall mean, in respect of each Year, the excess, if any, of (i) Gross Operating Profit (as hereinafter defined) over (ii) Threshold GOP for such Year. "Threshold GOP" shall mean (i) for 1995, $4,275,752 (being 105% of Gross Operating Profit for calendar year 1993 (January 1, 1993 through December 31, 1993), which was $4,072,145); (ii) for 1996, $4,489,540
(being 105% of Threshold GOP for 1995); (iii) for 1997, $4,714,017 (being 105% of Threshold GOP for 1996); and (iv) for 1998 and each Year thereafter, $4,949,718 (being 105% of Threshold GOP for 1997).

            (c) "Gross Operating Profit" shall mean, in respect of each Year, the amount, if any, by which Total Hotel Sales (as defined in Exhibit 3) for such Year exceed Operating Costs (as defined in Exhibit 3) for such Year. For purposes of clarification, Gross Operating Profit shall be calculated in accordance with Exhibit 3 attached hereto and made a part hereof. Gross Operating Profit shall be determined on an accrual basis and in accordance with the Uniform System of Accounts or in accordance with generally accepted accounting principles, consistently applied. Gross Operating Profit for each Year shall be determined in a manner consistent with the calculation of Gross Operating Profit for 1993, excepting only for the deduction of Annual Renovation Amortization provided for in paragraph (d) below.

            (d) For the first seven (7) Years, the calculation of Gross Operating Profit shall include a deduction for Annual Renovation Amortization.

                                    ARTICLE 6

                                USE OF TRADENAMES

      6.1 Use of Name.

            (a) During the term of this Agreement, the second floor restaurant shall be known and designated as a "Park Avenue Cafe" and the first floor bistro shall be known and designated as "Mrs. Park's Tavern," unless and until parties hereto agree to the use of some other name(s). As used herein, the term "Food Manager Tradenames" shall mean and include (i) the name "Park Avenue Cafe," (ii) the name "Mrs. Park's Tavern," and (iii) any other name, tradename, logo, trademark or service mark which may now or hereafter be used in connection with the Hotel restaurant and bistro, and any name, tradename, logo, trademark or service mark similar thereto, other than those owned by Owner or Hotel Manager.

            (b) It is acknowledged that the Food Manager Tradenames are registered service marks of the Guarantor and/or Food Manager (as the case may be) and that the Food Manager Tradenames are and will continue to be the sole property of the Guarantor and/or Food Manager. Provided, however, Food Manager hereby consents, and to the extent necessary shall cause the Guarantor to provide its consent, to the terms and conditions of this Agreement as the same relate to the use of the Food Manager Tradenames by Hotel Manager and Owner in connection with the Hotel. It is acknowledged that the failure of the Hotel to enjoy the continued use of the Food Manager Tradenames for any reason other than Hotel Manager's or Owner's default hereunder shall constitute an Event of Default by Food Manager under Article 10.1(a). It is further acknowledged and agreed that Hotel Manager and Owner shall have the right to use the Food Manager Tradenames only in connection with the Hotel and associated chain-wide advertising (as more particularly provided in Article 6.2 below) and otherwise in accordance with the terms of this Agreement.

            (c) Food Manager agrees that during the term of this Agreement (and during any Post-Termination Licensing Period, as such term is hereinafter defined, and during the period referred to in Article 12.1(c), if applicable) the Food Manager Tradenames shall be used in the Metropolitan Chicago area (as more particularly described in Exhibit 5) exclusively in connection with the Hotel, and neither Food Manager, the Guarantor nor any other NYRG affiliate shall use, or license, or otherwise permit anyone else to use, the Food Manager Tradenames in connection with any other restaurant (or other food and beverage operation) in the Metropolitan Chicago area. It is agreed that the use of the Food Manager Tradenames by the Hotel shall be non-exclusive, and, except within the Metropolitan Chicago area, Food Manager, the Guarantor and NYRG (and their respective affiliates) may use, and license others to use, the Food Manager Tradenames for any purpose whatsoever, including, without limitation, in connection with other businesses outside of the Metropolitan Chicago area. Further, nothing in this Agreement shall restrict NYRG, the Guarantor, Food Manager or any of their respective affiliates from (i) opening or operating any restaurant in the Metropolitan Chicago area under a name other than a Food Manager Tradename, (ii) opening or operating additional restaurants under the Food Manager Tradenames outside of the Metropolitan Chicago area without the participation of Hotel Manager or Owner, or (iii) advertising within the Metropolitan Chicago area for restaurants operated under the Food Manager Tradenames outside of the Metropolitan Chicago area. Provided, however, that nothing herein shall permit NYRG, the Guarantor, Food Manager or any of their affiliates from using, or licensing others to use, whether inside or outside the Metropolitan Chicago area, any tradename which is used exclusively at the Hotel (other than the Food Manager Tradenames themselves, to the extent permitted above), and any such tradename used exclusively at the Hotel (other than the Food Manager Tradenames as aforesaid) shall at all times be and remain the sole and exclusive property of Hotel Manager or Owner (as the case may be). In addition, it is expressly understood and agreed that all of Hotel Manager's tradenames (including, without limitation, the names "Guest Quarters," "Doubletree" and "Doubletree Guest Suites") shall at all times be and remain the sole and exclusive property of Hotel Manager.

      6.2 Advertising Materials. During the term of this Agreement (including any Post-Termination Licensing Period and during the period referred to in Article l2.1(c), if applicable), Owner and Hotel Manager shall have the right to utilize the Food Manager Tradenames in advertising materials and other marketing efforts in connection with the Hotel (including, without limitation, in Hotel Manager's chain-wide advertising and promotional materials in connection with the Hotel). Any such advertising or promotional materials which refer to the Food Manager Tradenames, or which otherwise refer to restaurant operations conducted by the Guarantor, Food Manager or other NYRG affiliates, other than listings by name of Hotel facilities in Hotel Manager's brochures and the like, shall be subject to the prior approval of Food Manager, which approval shall not be unreasonably withheld or delayed. During the term of this Agreement (including any Post-Termination Licensing Period and during the period referred to in Article 12.1(c), if applicable), NYRG, the Guarantor and Food Manager (and their respective affiliates) shall have the right to advertise the Hotel's restaurant and bistro in cooperative "multi-restaurant" advertisements, provided that any such advertising shall be subject to the prior approval of Hotel Manager, which approval shall not be unreasonably withheld or delayed.

      6.3 Rights Upon Termination.

            (a) Subject to the provisions of subparagraphs (b) and (c) of this
Article 6.3 and of Article 12.1(c), upon the expiration of the term of this Agreement or upon any sooner termination of this Agreement for any reason whatsoever, the Food Manager Tradenames shall not thereafter be used in connection with the F&B Department or otherwise in connection with the Hotel. In addition, at the request of Food Manager and at Food Manager's expense, upon termination of this Agreement (or, if applicable, following the end of the Post-Termination Licensing Period or, if applicable, following the end of the period referred to in Article 12.1(c)), items of decor in the Hotel restaurant and cafe bearing the distinctive and identifying colors associated with the Food Manager Tradenames will be changed or replaced by Hotel Manager, provided that (i) Owner approves such changes and/or replacements, which approval shall not be unreasonably withheld, and (ii) Food Manager deposits with Hotel Manager in advance sufficient funds to cover the cost of such changes and/or replacements.

            (b) In the event of a termination of this Agreement by reason of an Event of Default by Food Manager under Article 10, or any termination pursuant to Articles 2.3 or 2.4 hereof, Hotel Manager and Owner, at their sole discretion, may elect to continue to retain the right to use the Food Manager Tradenames (or any of them) for a period (the "Post-Termination Licensing Period") of up to nine (9) months after the effective termination date for a license fee of five percent (5%) of the portion of Total Hotel Sales generated by the Trade Name Operations during such period. The provisions of this Article 6.3(b) shall continue in full force and effect during the Post-Termination Licensing Period.

            (c) Notwithstanding anything to the contrary set forth herein, following the termination of this Agreement (or, if applicable, following the end of the Post-Termination Licensing Period or, if applicable, following the end of the period referred to in Article 12.1(c)), Hotel Manager and Owner shall have the right to continue to use disposable items and operating supplies setting forth or otherwise containing the Food Manager Tradenames which are in Hotel Manager's or Owner's possession or irrevocably ordered at the time of any termination of this Agreement (including at the expiration of any Post-Termination Licensing Period or of the period referred to in Article 12.1(c), if applicable) until such items are depleted or have passed their useful lives. Provided, however, that Food Manager shall have the absolute right to purchase any such disposable items and supplies upon notice to Hotel Manager and Owner for a price equal to their original cost to the Hotel. The provisions of this Article 6.3(c) shall survive any termination of this Agreement.

            (d) Following the later of (i) the termination of this Agreement or
(ii), if applicable, the end of the Post-Termination Licensing Period or (iii), if applicable, the end of the period referred to in Article 12.1(c), the restrictions on the use of the Food Manager's Tradenames in the Metropolitan Chicago area set forth in Article 6.1(c) above shall terminate, and Food Manager, the Guarantor and/or NYRG (and their respective affiliates) shall have the right to use, or license, or otherwise permit anyone else to use, the Food Manager Tradenames in connection with any other restaurant (or other food and beverage operation) within (as well as outside of) the Metropolitan Chicago area, without the consent or participation of Hotel Manager or Owner.

                                    ARTICLE 7

                                OPERATING ACCOUNT

      7.1 Operating Account.

            (a) All cash revenues derived from the Trade Name Operations and the House F&B Operations shall be deposited in the Hotel bank account (the "Operating Account") opened by Hotel Manager in the name of Owner. Hotel Manager shall have absolute control of the Operating Accounting and checks or other items of withdrawal shall be signed only by the designees of Hotel Manager, acting singly or jointly.

            (b) Hotel Manager from time to time during the term of this Agreement shall pay from the Operating Account funds required to pay Permissible Costs as and when such Permissible Costs are incurred in accordance with this Agreement, which funds shall be paid within thirty (30) days after payment of such funds is requested in writing by Food Manager or, if later, when payment is otherwise due to third parties. Such written requests ("Requisitions") shall be in such form and shall include such supporting documentation as Hotel Manager may reasonably require. In addition, purchase orders shall be subject to the authorization and other requirements set forth in paragraph (a) of Article 1.2. Notwithstanding anything to the contrary contained in this Agreement, Hotel Manager shall have no obligation to advance Permissible Costs or any of the Fees to Food Manager unless there are sufficient funds in the Operating Account to make such payments, it being understood and agreed that it shall be Owner's responsibility to provide sufficient funds to the Operating Account for such purposes as set forth in Article 14 below.

                                    ARTICLE 8

                                   RENOVATION

      8.1 Restaurant Renovation. The Hotel restaurant and lounge have been renovated (the "Renovation") pursuant to plans and specifications which were jointly developed by Hotel Manager and Food Manager, and approved by Owner. As of the Execution Date, Food Manager has funded ten percent (10%) of the cost of the Renovation (the "Food Manager's Renovation Contribution"). The balance of the cost of the Renovation has been funded by Owner ("Owner's Renovation Contribution").

      8.2 Annual Renovation Amortization and Payments. The total cost of the Renovation (the "Renovation Cost," which is $2,800,000), together with a fifteen percent (15%) annual return on the outstanding balance thereof from time to time, will be amortized in seven
(7) equal annual installments ("Annual Renovation Amortization") of principal and return thereon payable to Food Manager and credited to Owner, respectively, in arrears on or before January 31 following the end of each of the first seven
(7) Years, on a pro rata basis, in the proportions which the Food Manager Renovation Contribution and the Owner's Renovation Contribution, respectively, bear to the total Renovation Cost. Accordingly, the Annual Renovation Amortization will be $673,009 each year, Food Manager's proportionate share thereof will be $67,301, and Owner's proportionate share thereof will be $605,708. Provided, however, in the event that this Agreement is terminated for any reason other than Hotel Manager's default hereunder prior to the end of the seventh (7th) Year (i.e., prior to December 31, 2001), Food Manager's right to receive its share of Annual Renovation Amortization will also terminate, except
(i) as otherwise provided in Article 2.5(a) above, and (ii) in any event Food Manager will be entitled to receive a pro rata portion of its share of Annual Renovation Amortization in respect of the Year in which this Agreement terminates, pro rated to the effective termination date.

      8.3 Subsequent Adjustment. Notwithstanding anything to the contrary contained in the foregoing, the parties acknowledge that the $2,800,000 Renovation Cost set forth above is an estimate as of the date hereof and will be subject to subsequent adjustment based upon a final accounting of the Renovation Cost to be made by Owner, Hotel Manager and Food Manager. When the Renovation Cost is finally determined as aforesaid, Food Manager and Owner will each contribute their proportionate share (10% and 90%, respectively) of such cost in excess of $2,800,000, whereupon the Renovation Cost, the Annual Renovation Amortization, and Food Manager's and Owner's proportionate shares thereof will be appropriately adjusted to reflect the actual total cost of the Renovation.

                                    ARTICLE 9

                             INDEMNITY AND INSURANCE

      9.1 Indemnity by Owner. Except to the extent caused by the negligence or other wrongful act or omission of Food Manager or Food Manager's breach of this Agreement, Owner agrees to defend, indemnify and hold harmless Food Manager (its officers, directors, partners and employees) against and from any uninsured liability for injury to persons or damage to property, either in and about the Hotel or elsewhere, and for employment-related claims made by F&B Department employees, arising in connection with the performance of this Agreement by Food Manager, its agents, employees or independent contractors, provided that such performance shall have been within the scope of Food Manager's authority under this Agreement or shall have been pursuant to the express instructions of Owner, Hotel Manager or any other duly authorized representative of Owner. For purposes of this Article

9.1, the parties agree that Food Manager shall be deemed to be uninsured with respect to the deductible under any applicable insurance coverage of Owner, and (if Owner is otherwise responsible to indemnify Food Manager under this Article
9.1 with respect to the liability in question) Owner shall indemnify Food Manager (its officers, directors, partners and employees) for the amount of such deductible. Food Manager agrees to cooperate with Owner in all reasonable ways in carrying out Owner's responsibility hereunder and to notify Owner of all losses of which Food Manager has knowledge.

      9.2 Indemnity by Food Manager. Except to the extent caused by the negligence or other wrongful act or omission of Owner or Owner's breach of this Agreement, Food Manager shall defend, indemnify and hold harmless Owner (its officers, directors, partners and employees) against and from, and shall reimburse Owner (its officers, directors, partners and employees) for, all uninsured claims (including, without limitation, employment-related claims made by Food Manager Employees), damages, expenses (including, without limitation, attorneys' fees) and liability of Owner (its officers, directors, partners or employees) arising from (a) any breach by Food Manager of the terms of this Agreement, (b) any negligent or other wrongful act or omission of Food Manager or any of its employees or agents in the performance of Food Manager's duties hereunder, or (c) any unauthorized acts of Food Manager or any of its employees or agents. The foregoing indemnity provisions in favor of Owner shall apply with equal force to the benefit of Hotel Manager and any other duly authorized representative(s) of Owner (and their respective officers, directors, partners and employees). For purposes of this Article 9.2, the parties agree that Owner, Hotel Manager and Owner's other representatives shall be deemed to be insured with respect to the deductible under any applicable insurance coverage of Owner and with respect to any insurance which Owner is required to maintain under Article 9.3 below but fails to maintain; and Food Manager shall not be required to indemnify Owner, Hotel Manager or other representatives of Owner with respect to the amount of such deductible, or with respect to the amount of an uninsured claim which Owner was required but failed to insure against as aforesaid, even if Food Manager is otherwise responsible to indemnify Owner, Hotel Manager and Owner's other representatives under this
Article 9.2 with respect to the liability in question. Provided further, however, in the case of property damage to the Hotel or its contents caused by the gross negligence of Food Manager or its employees, the preceding sentence shall not apply to a deductible of up to $10,000 per occurrence under the Owner's property damage insurance for the Hotel, and Food Manager shall be responsible for property damage to the Hotel and/or its contents caused by the gross negligence of Food Manager or any of its employees up to the amount of such deductible or $10,000, whichever is less.

      9.3 Insurance Requirements. (a) At all times during the term of this Agreement, Owner shall procure and maintain, as an Operating Cost of the Hotel,
(i) broad form commercial general liability insurance (including, but not limited to, bodily injury liability, property damage liability, personal injury liability, advertising injury liability, product liability, completed operations and blanket contractual liability insurance, and any and all other liability coverages as would normally be obtained by prudent owners of similar hotel properties, provided such coverages are available to Owner at commercially reasonable rates) for the benefit of Owner, Hotel Manager, Food Manager and NYRG (or any successor thereto), as named or additional named insureds, in an amount not less than $25,000,000 in respect of any one occurrence with an aggregate amount limit of at least $25,000,000, subject to such deductibles as Owner deems appropriate, and (ii) liquor liability insurance naming Owner, Hotel Manager, Food Manager and the Guarantor (or any successor thereto) as named or additional named insureds with single-limit coverage of at least $25,000,000 for each occurrence, and with an aggregate annual limit of at least $25,000,000, subject to such deductibles as Owner deems appropriate. (The parties acknowledge and agree that Owner shall be responsible for covering the amount of any such deductible with respect to any such liability insurance, as more particularly provided in Articles 9.1 and 9.2 above.) Owner and Food Manager shall each procure and maintain, as an Operating Cost of the Hotel, workers' compensation insurance and any other statutorily required insurance for their respective employees who are stationed at the Hotel (which, in the case of Food Manager, are the Food Manager Employees) in the amount required by applicable law.

            (b) During the term of this Submanagement Agreement, Owner, at its expense, shall procure and maintain upon the Hotel, all food and beverage supplies at the Hotel, and all equipment, fixtures, motors, machinery, furnishings and furniture installed and owned or leased by Owner and used in connection with the Hotel, including all alterations, rebuildings, replacements and additions thereto, so-called "all risk" property damage insurance in an amount equal to the "Full Insurable Value" thereof (as hereinafter defined), subject, at the option of Owner, to commercially reasonable deductibles, but in any event in an amount not less than that required to avoid the operation and effect of any co-insurance provisions in said policies. As used herein, the term "Full Insurable Value" shall mean actual replacement cost (exclusive of the cost of excavation, foundations and footings below the lowest basement floor). Insurance policies written with no co-insurance clause will satisfy the foregoing requirements to carry insurance in an amount equal to "Full Insurable Value" as aforesaid. In addition, Owner shall procure and maintain, at its expense, business interruption insurance providing coverage for a period of business interruption of no less than one year, in an amount mutually satisfactory to Hotel Manager and Owner.

            (c) All insurance provided for under this Article 9.3 shall be effected by policies issued by insurance companies of good reputation and of sound financial responsibility. Such insurance may be carried under blanket policies covering the Hotel and other locations provided such policies otherwise comply with the requirements of this Article 9.3. Certificates of such insurance coverage shall be delivered by Owner to Food Manager from time to time upon request. All such policies of insurance shall provide that such policies shall not be cancelled or materially changed without at least thirty (30) days prior written notice to Food Manager. Owner shall use all reasonable efforts to cause any policy which it is responsible to obtain under Article 9.3(b) to provide that the insurer shall not have any rights of subrogation with respect to any claim which Owner may have or acquire against Food Manager.

                                   ARTICLE 10

                             DEFAULT AND TERMINATION

      10.1 Events of Default. It shall be an event of default hereunder (an "Event of Default") if any one or more of the following events shall occur:

            (a) If a party (the "Defaulting Party," which term for the purposes of this Article 10 may include Owner, Hotel Manager or

Food Manager) shall be in default of any of its obligations under this Agreement;

            (b) If a party (the "Defaulting Party") shall voluntarily or involuntarily be dissolved (except that if a party is a partnership and is dissolved solely by reason of the death, insanity, disappearance, bankruptcy or lack of legal capacity of one or more of its general partners and its remaining partners, within 60 days, elect, pursuant the partnership agreement of such partnership, to continue such partnership's business, then such party shall not be considered as "dissolved" for the purposes hereof); apply for or consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets; file a voluntary petition in bankruptcy or otherwise voluntarily avail itself of any federal or state laws for the relief of debtors; admit in writing its inability to pay its debts as they become due; make a general assignment for the benefit of creditors; file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law or file an answer admitting the material allegations of any petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or if an order, judgement or decree shall be entered by any court of competent jurisdiction, in the application of any one or more creditors of such Defaulting Party adjudicating it a bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee or liquidator of all or a substantial part of its assets, and such order, judgment or decree shall become final.

            (c) If any of the events specified under clause (b) above shall occur with respect to the Guarantor, in which event Food Manager shall be the Defaulting Party.

      10.2 Termination.

            (a) Upon the occurrence of any Event of Default under clause (a) of Article 10.1, the Non--Defaulting Party (as hereinafter defined) shall have the right (exercisable by giving notice to the Defaulting Party to terminate this Agreement if the Defaulting Party fails to remedy such Event of Default within ten (10) days after its receipt of notice to remedy if such default relates to the payment of a sum of money and, in all other cases, within thirty (30) days after its receipt of notice to remedy; provided that if such Event of Default be of a non-monetary nature and if it cannot reasonably be remedied within said thirty (30) day period, then such thirty
(30) day period shall be deemed to be extended for such additional period as may reasonably be required to remedy the same if the Defaulting Party shall promptly commence to remedy upon receipt of notice from the other party (the "Non--Defaulting Party") and shall continue therewith with due diligence.

            (b) This Agreement shall terminate automatically, without need for notice or further action, upon the occurrence of an Event of Default under clauses (b) or (c) of Article 10.1, unless the Non-Defaulting Party otherwise elects.

            (c) In the event that Food Manager is the Defaulting Party, the Non-Defaulting Party hereunder shall, for purposes of this Article 10.2, be deemed to be Hotel Manager. In the event that Hotel Manager or Owner is the Defaulting Party, the Non-Defaulting Party hereunder shall, for purposes of this
Article 10.2, be deemed to be Food Manager. It is further agreed that Hotel Manager shall not have the right to terminate this Agreement due to an Event of Default by Owner hereunder.

            (d) The election to terminate this Agreement shall not be exclusive, and the parties shall have, cumulatively, with or without termination, any and all other rights and remedies which may be provided at law or in equity. Provided, however, in no event shall Owner, Hotel Manager or Food Manager ever be liable for consequential damages hereunder.

            (e) Notwithstanding anything to the contrary contained in this
Article 10 or otherwise in this Agreement, (i) Owner shall not be liable to Food Manager for any Event of Default by Hotel Manager hereunder and (ii) Hotel Manager shall not be liable to Food Manager for any Event of Default by Owner hereunder (including any failure by Owner to provide funds as required under Article 14 below). In either case, Food Manager shall have the right to terminate this Agreement pursuant to Article 10.2 (a) or 10.2 (b), as applicable, but shall have no other recourse against the other non-defaulting party; however, Food Manager shall have recourse against the Defaulting Party (Owner or Hotel Manager, as the case may be) as provided in Article 10.2(d).

                                   ARTICLE 11

                                 APPLICABLE LAW

      11.1 Scope. The interpretation, validity and performance of this Agreement shall be governed by the laws of Illinois. In the event any court or appropriate judicial authority shall hold or declare that the law of another jurisdiction is applicable, this Agreement shall remain enforceable under the laws of that jurisdiction. If any of the terms and provisions hereof shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall in no event affect any of the other terms or provisions hereof, all such other terms and provisions to be valid and enforceable to the fullest extent permitted by law.

                                   ARTICLE 12

                             SUCCESSORS AND ASSIGNS

      12.1 Assignment by Food Manager.

            (a) Food Manager shall not have the right to sell, assign, pledge or otherwise transfer this Management Agreement or its rights and interests hereunder, nor shall any beneficial ownership interest in Food Manager be sold, assigned, pledged or otherwise transferred (each of the foregoing being hereinafter sometimes called a "Food Manager Transfer"), without the prior written consent of Hotel Manager, except in accordance with the provisions of this Article 12. A Food Manager Transfer shall also be deemed to have occurred if Food Manager ceases to be a Stillman Entity (as hereinafter defined).

            (b) Provided, however, without the consent of, but subject to prior notice to, Hotel Manager, (A) Food Manager shall have the right to assign this Agreement to (i) any successor or assignee of Food Manager which may result from a merger, consolidation or reorganization with, or sale or assignment to, any corporation, individual, partnership or other entity which shall acquire all or substantially all of NYRG's business, provided that, in the reasonable judgment of Hotel Manager, the successor or assignee has (or the principals of such successor or assignee have) a good reputation and financial resources and food and beverage operating experience reasonable and commensurate with NYRG's at the time of transfer, or (ii) to any entity which is more than twenty percent (20%) beneficially owned, directly or indirectly, and controlled by Stillman (as hereinafter defined) or members of his immediate family and of which Stillman himself is the Chief Executive Officer (a "Stillman Entity"); and (B) transfers of beneficial ownership interests in Food Manager shall be permitted so long as Food Manager remains a Stillman Entity. Provided further, however, for purposes of this Article 12.1, Hotel Manager will agree to reduce or modify the applicable requirements for a Stillman Entity if Hotel Manager is satisfied, in its reasonable discretion (e.g., in the context of a proposed public offering by Food Manager or a proposed assignee, as the case may be), that Stillman in fact retains sufficient financial interest in, and control of, Food Manager or a proposed assignee (as the case may be) to insure Stillman's continued substantial involvement in and control of the operations of Food Manager or the proposed assignee (as the case may be). As used herein, Stillman shall mean Alan
N. Stillman; provided, however, in the event of the death, incapacity or retirement of Alan N. Stillman, Food Manager shall have the right to designate one or more other individuals whose reputation and food and beverage operating experience (collectively, if more than one) are commensurate with those of Alan
N. Stillman to act as the principal(s) and chief executive officer(s) of Food Manager or a proposed assignee (as the case may be), and if Hotel Manager, in its reasonable discretion, approves such designated individual(s), the term "Stillman" shall thereafter refer to such other person(s). Any permitted assignee must assume and agree in writing to be bound by the terms of this Agreement. No such assignment or transfer will relieve the Guarantor of its continuing guaranty of the Food Manager's obligations under this Agreement, nor deprive Hotel Manager or Owner of their continuing rights to use the Food Manager Tradenames in connection with the Hotel as set forth in this Agreement.

            (c) In the event of a Food Manager Transfer which is not permitted under this Agreement and with respect to which Hotel Manager refuses to give its consent, Hotel Manager may terminate this Agreement upon thirty (30) days notice. In the event of such termination, Owner and Hotel Manager will have the right to continue to use the Food Manager Tradenames, at no cost, for a period equal to what would have been one-half of the remaining term of this Agreement.

            (d) Food Manager warrants and represents that, as of the date hereof, it is a Stillman Entity. From time to time upon request by Hotel Manager, Food Manager shall furnish to Hotel Manager sufficient information with regard to the ownership, management and control of Food Manager so as to enable Hotel Manager to determine whether or not Food Manager remains a Stillman Entity.

                                   ARTICLE 13

                                  FORCE MAJEURE

      13.1 Operation of Hotel. If at any time during the term hereof it becomes necessary in Hotel Manager's reasonable opinion to cease operation of the Hotel in order to protect the Hotel and/or the health, safety and welfare of the guests, tenants, and/or employees of the Hotel for reasons of force majeure such as, but not limited to, acts of war, insurrection, civil strife and commotion, labor unrest or acts of God, then in such event Hotel Manager may close and cease operation of all or part of the Hotel (including, without limitation, the Trade Name Operations), reopening and commencing operation when Hotel Manager deems that such may be done without jeopardy to the Hotel, its guests, tenants, and employees.

      13.2 Extension of Time. It is further understood and agreed that with respect to any obligation to be performed by a party during the term of this Agreement, such party shall in no event be liable for failure to do so when prevented by any force majeure cause beyond the reasonable control of such party such as strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, failure of supply or inability, by the exercise of reasonable diligence, to obtain supplies, parts or employees necessary to perform such obligation, or war or other emergency. The time within which such obligation shall be performed shall be extended for a period of time equivalent to the delay from such cause. The inability to fund monetary obligations hereunder shall in no event be considered a force majeure event.

                                   ARTICLE 14

                               COVENANTS OF OWNER

      14.1 General. (a) Owner agrees to cooperate with Hotel Manager and with Food Manager in every reasonable and proper way to permit and assist Food Manager to carry out its responsibilities under this Agreement, including, without limitation, to enable Food Manager to operate the F&B Department in accordance with the Operational Standards.

      14.2 Funding. Owner shall timely provide all funds, both initially and throughout the term of this Agreement, as shall be necessary to perform and satisfy Owner's covenants and responsibilities under this Agreement, including, without limitation, funds necessary to pay all Permissible Costs (as provided in Article 7.1), the compensation of Food Manager hereunder (as provided in Article
5) and Owner's Renovation Contribution (as provided in Article 8). Notwithstanding anything to the contrary herein contained, Hotel Manager shall not be obligated to provide its own funds for any purpose under this Agreement.

      14.3 Restriction on Hiring Food Manager Employees. Without the consent of Food Manager, Owner will not hire any Food Manager Employee to work at the Hotel for a period of twelve (12) months after such Food Manager Employee ceases to work for Food Manager at the Hotel.

                                   ARTICLE 15

                               GENERAL PROVISIONS

      15.1 Authorization. Hotel Manager represents that it has full power and authority to execute this Agreement and to be bound by and perform the terms hereof. Food Manager represents that it has full power and authority to execute this Agreement and to be bound by and perform the terms hereof. On request each party shall furnish the other evidence of such authority.

      15.2 Formalities. Any change to or modification of this Agreement must be in writing signed by both parties hereto and consented to by Owner. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original. The captions for each Article are intended for convenience only.

      15.3 Consents. Except as otherwise expressly provided in this Agreement, wherever in this Agreement it is provided that an act or proposed act of Hotel Manager or Food Manager is subject to the consent or approval of the other, such consent or approval shall not be unreasonably withheld or delayed. If pursuant to this Agreement, the approval or consent ("consent") of one party hereto is required for any act or matter contemplated by the other party, the party desiring such consent shall give to the party whose consent is desired, notice specifying in reasonable detail, the matter to which consent is requested.

      15.4 Notices. All notices required to be given under the terms of this Agreement or which any of the parties may desire to give hereunder shall be in writing and delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or by a recognized overnight delivery service, delivery charges prepaid, addressed as follows or sent by telecopier to the telecopier numbers listed below (with a copy sent by hand, mail or overnight delivery service as aforesaid and addressed as follows):

            (a)   If to Hotel Manager:

                  Doubletree Partners
                  c/o Doubletree Hotels Corporation
                  410 North 44th Street
                  Suite 700
                  Phoenix, Arizona 85008
                  Attn: Richard M. Kelleher, President
                  Telecopier No. (602) 220-6785

                  with a copy to:

                  Rubin and Rudman
                  50 Rowes Wharf
                  Boston, MA 02110
                  Attn: Harold Stahler, Esq.
                  Telecopier No. (617) 439-9556

            (b)   If to Food Manager:

                  Mrs. Parks Management Company, L.L.C.
                  c/o The New York Restaurant Group
                  1114 First Avenue
                  New York, New York 10021
                  Attn: Alan N. Stillman
                  Telecopier No. (212) 355-0120
                  with a copy to:

                  Handsman and Kaminsky
                  609 Fifth Avenue
                  Sixth Floor
                  New York, New York 10017
                  Attn: Edward A. Kaminsky, Esq.
                  Telecopier No. (212) 750-4699

            (c)   If to Owner:

                  Chicago HSR Limited Partnership
                  c/o General Electric Investment Corporation
                  P.O. Box 7900
                  Stamford, Connecticut 06904
                  Attn: David W. Wiederecht
                  Telecopier No. (203) 326-2497

or to such other address as the party to whom such notice is directed may from time to time designate by written notice in like manner to the other parties hereto. Any notices given by Food Manager, Hotel Manager or Owner hereunder shall be given to both of the other parties named herein.

      15.5 Entire Agreement. This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof and no amendment, modification or alteration of the terms hereof shall be effective or binding unless the same be in writing and signed by all of the parties hereto.

      15.6 Waivers. No default of any party hereunder shall be deemed to be waived by any other party, unless such waiver is made in writing.

      15.7 Relationship. Food Manager is an independent contractor. Neither this Agreement nor the operation of the F&B Department as contemplated hereby shall be deemed to create any partnership or joint venture between or among Owner, Food Manager and Hotel Manager. Without limitation of any other provisions hereof, Food Manager is not the legal representative or agent of Hotel Manager or Owner or their respective partners for any purpose whatsoever, and Food Manager does not have any right or authority to assume or create any obligation of any kind, express or implied, on behalf of, or to in any way bind, Hotel Manager, Owner or their respective partners, except that purchase orders made by Food Manager in accordance with Article 1.2(a) above shall be binding on Owner.

      15.8 Overdue Payments. Any payment due to Food Manager, Hotel Manager or Owner under this Agreement which is not paid within ten (10) days of the due date thereof shall bear interest from the date due until paid in full at a rate equal to the greater of (x) twelve percent (12%) per annum or (y) two percent (2%) over the rate of interest announced by The First National Bank of Boston at its Head

Office as its commercial base rate, as the same may be changed from time to time, but in no event shall such rate of interest (either (x) or (y)) exceed the highest rate of interest permitted by law. Notwithstanding anything to the contrary contained in this Agreement, Food Manager, Hotel Manager and Owner each acknowledges and agrees that all Fees, reimbursements and other amounts due and payable by Food Manager, Hotel Manager or Owner under the terms of this Agreement on or before the Execution Date either have been timely paid or are being fully reconciled and shall be paid with reasonable promptness.

      15.9 Attorneys' Fees. In the event of any action or proceeding brought by Food Manager, Hotel Manager or Owner under this Agreement, the prevailing party shall be entitled to recover the fees of its attorneys and all other expenses which may be incurred in such action or proceeding in such amount as the court may adjudge reasonable.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement effective the day and year first above written.

FOOD MANAGER:                           HOTEL MANAGER:

MRS. PARKS MANAGEMENT                   DOUBLETREE PARTNERS
  COMPANY, L.L.C.
                                        By:  Samantha Hotel Corporation,
                                             its managing partner

By: /s/ Alan N. Stillman,               By: /s/ Richard M. Kelleher
    --------------------------------         -----------------------------------
    Alan N. Stillman                         Richard M. Kelleher
    President                                President

                               CONSENT AND JOINDER

      The undersigned, CHICAGO HSR LIMITED PARTNERSHIP, a Delaware limited partnership, hereby consents to the execution and delivery of the foregoing Submanagement Agreement and agrees to join in and be bound by the Submanagement Agreement for the purposes of performing the obligations of Owner under and otherwise being bound by (A) the Owner's agreements not to unreasonably withhold its consent set forth in the last sentence of Article 1.3 and in the last sentence of Article 6.3(a), (B) Article 2.5(a)(i) and (iii), (C) Article 2.5(b),
(D) the last four sentences of Article 4.2(b), and (E) Articles 4.2(c), 4.2(d), 4.2(e), 9, 14, 15.8 and 15.9 thereof. All liabilities and obligations which Owner may have under the Submanagement Agreement shall be satisfied only out of the assets of the Hotel and no limited or general partners of Owner shall have any personal liability with respect to the Submanagement Agreement.

      Owner represents that it has full power and authority to execute this Consent and Joinder. On request of Food Manager or Hotel Manager, Owner shall furnish evidence of such authority.

                                        OWNER

                                        CHICAGO HSR LIMITED
                                        PARTNERSHIP

                                        By:  Chicago GQ Corporation,
                                             its General Partner

                                             By: /s/ David W. Wiederecht
                                                 -------------------------------
                                                 David W. Wiederecht
                                                 President

                                    EXHIBIT 1

                            PURCHASE ORDER PROCEDURES
                                (Article 1.2 (a))

A. Policy - Purchase orders shall be issued for all purchases from any vendor with the exception of ongoing food and beverage purchasing.

      All purchase orders require the signature of the Hotel's General Manager. Any purchase over $1,000 is to be signed by the Hotel Manager's Regional Controller and any purchase over $5,000 is to be signed by the Hotel Manager's Senior Vice President of Operations.

      Purchase orders will be issued through the Hotel Manager's Systems and Control Manager at the Hotel; and once appropriate signatures have been received, a purchase order number will be assigned.

B. Food and Beverage Purchases - Due to the frequency of food and beverage purchases, it is not practical to utilize purchase orders for ongoing purchases. It is, however, expected that Food Manager will obtain quotations for all purchases on a consistent basis and that quotes are matched to final invoices upon delivery and maintained for six (6) weeks.

C. Open Purchase Orders - At the end of each month, Food Manager shall prepare an open purchase order list and forward the same to Hotel Manager's Regional Accounting Office (presently located in Cincinnati,
      Ohio). This list shall contain all purchase orders for items that have been received but have not been processed for payment. This procedure will allow Hotel Manager to ensure that all expenses are accrued for the month in which the purchase was realized.

                                    EXHIBIT 2

                            GUEST QUARTERS - CHICAGO

                               STATEMENT OF INCOME

GL0322                                                     PERIOD-12 FISCAL 1994
 1/15/95                                                                  PAGE 1
19.34.01                                                     12/01/94 - 12/31/94

                                       CURRENT PERIOD
-------------------------------------------------------------------------------------------------
       ACTUAL         %      BUDGET           %     LAST YEAR         %
-------------------------------------------------------------------------------------------------
                                                                               STATISTICS

       10,695                 10,695                    10,695                   TOTAL ROOMS AVAIL
        5,901                  5,301                     5,406                   PAID ROOMS OCC.
         55.2                   49.6                      50.6                   % OF OCCUPANCY
       121.28                 117.98                    114.64                   AVERAGE RATE

                                                                               MEMO STATISTICS
                                                                               INCLUDING COMPS:
        6,133                  5,301                     5,406                   TTL ROOMS OCC.
         57.3                   49.6                      50.6                   % OF OCCUPANCY
                                                                               REVENUES

      715,653         62.6   625,436          66.0     619,766        64.3       ROOMS
      298,927         26.2   237,273          25.0     256,272        26.6       FOOD & BEVERAGE
       18,656          1.6    22,793           2.4      13,473         1.4       TELEPHONE
       47,773          4.2    46,451           4.9      39,969         4.2       MINOR OPER DEPTS
       61,542          5.4    16,081           1.7      33,898         3.5       RENT & OTHER

    1,142,551        100.0   948,034         100.0     963,398       100.0         TOTAL REVENUES

                                                                               OPERATING COSTS

      155,737         21.8   158,457          25.3     167,176        27.0       ROOMS
      280,729         93.9   195,596          82.4     208,238        81.3       FOOD & BEVERAGE
       17,781         95.3    15,731          69.0      20,592       152.8       TELEPHONE
       54,568        114.2    41,325          89.0      43,732       109.4       MINOR OPER DEPTS
        4,394          7.1     6,796          42.3       5,516        16.3       RENT & OTHER

      513,210         44.9   417,905          44.1     445,254        46.2         TOTAL OPER COST

      629,341         55.1   530,129          55.9     518,144        53.8     OPRERATING PROFIT

                                                                               UNDISTRIB OPER. EXP.

      112,404          9.8   104,045          11.0     104,945        10.9       ADMINISTRATIVE
       14,232 -        1.3   119,985          12.7     107,621        11.2       MARKETING
       82,036          7.2    67,557           7.1      56,638         5.9       PROPERTY MAINT
       27,170          2.4    45,080           4.8      32,054         3.3       ENERGY

      207,378         18.2   336,667          35.5     301,257        31.3         TOTAL UNDISTRIB

      421,963         36.9   193,462          20.4     216,887        22.5     GROSS OPER. PROFIT

       41,477          3.6    37,791           4.0      38,792         4.0       MANAGEMENT FEES
      380,486         33.3   155,671          16.4     178,095        18.5     INCOME BEF FIX CHG.

      153,642         13.5    90,519           9.6     106,493        11.1       RENT TAXES & INS.
      447,394         39.2   423,657          44.7     432,406        44.9       INTEREST
       37,734 -        3.3     1,500            .2      16,585 -       1.7       OWNERS EXPENSE

      182,817 -       16.0   360,005 -        38.0     344,219 -      35.7     INC BEF DEPR/AMORT

      393,560         34.5                             277,659        28.8       DEP & AMORT.
      576,376 -       50.5   360,005 -        38.0     621,878 -      64.6     INCOME BEFORE TAXES

      447,394         39.2   423,657          44.7     432,406        44.9       ADD: INTEREST
      393,560         34.5                             277,659        28.8       ADD: DEPR & AMORT
       36,529 -        3.2    33,070 -         3.5      33,552 -       3.5       MINUS: RESERVES
      228,049         20.0    30,582           3.2      54,635         5.7     NET OPER INCOME

                                      YEAR TO DATE
-------------------------------------------------------------------------------------------------
                      ACTUAL         %          BUDGET            %         LAST YEAR        %
-------------------------------------------------------------------------------------------------
STATISTICS

  TOTAL ROOMS AVAIL      125,925                 125,925                     125,925
  PAID ROOMS OCC.         82,060                  87,518                      85,366
  % OF OCCUPANCY            65.2                    69.5                        67.8
  AVERAGE RATE            125.61                  121.45                      112.76

MEMO STATISTICS
INCLUDING COMPS:
  TTL ROOMS OCC.          84,688                  87,518                      85,366
  % OF OCCUPANCY            67.3                    69.5                        67.8
REVENUES

  ROOMS               10,307,269       69.1   10,628,999          69.7     9,625,652         68.8
  FOOD & BEVERAGE      3,410,601       22.9    3,460,898          22.7     3,231,142         23.1
  TELEPHONE              311,557        2.1      401,649           2.6       360,262          2.6
  MINOR OPER DEPTS       525,725        3.5      518,418           3.4       496,863          3.6
  RENT & OTHER           363,717        2.4      246,800           1.6       281,340          2.0

    TOTAL REVENUES    14,918,870      100.0   15,256,764         100.0    13,995,258        100.0

OPERATING COSTS

  ROOMS                2,156,306       20.9    2,275,823          21.4     2,166,383         22.5
  FOOD & BEVERAGE      2,510,903       73.6    2,468,256          71.3     2,221,046         68.7
  TELEPHONE              201,159       64.6      215,317          53.6       199,212         55.3
  MINOR OPER DEPTS       475,481       90.4      483,490          93.3       492,185         99.1
  RENT & OTHER            82,681       22.7      112,222          45.5        99,747         35.5

    TOTAL OPER COST    5,426,531       36.4    5,555,108          36.4     5,178,574         37.0

OPRERATING PROFIT      9,492,339       63.6    9,701,656          63.6     8,816,685         63.0

UNDISTRIB OPER. EXP.

  ADMINISTRATIVE       1,274,368        8.5    1,320,549           8.7     1,257,525          9.0
  MARKETING            1,521,126       10.2    1,757,727          11.5     1,641,623         11.7
  PROPERTY MAINT         824,084        5.5      807,603           5.3       779,239          5.6
  ENERGY                 413,671        2.8      547,480           3.6       508,212          3.6

    TOTAL UNDISTRIB    4,033,248       27.0    4,433,359          29.1     4,186,600         29.9

GROSS OPER. PROFIT     5,459,091       36.6    5,268,297          34.5     4,630,085         33.1

  MANAGEMENT FEES        592,937        4.0      608,358           4.0       557,938          4.0
INCOME BEF FIX CHG.    4,866,154       32.6    4,659,939          30.5     4,072,147         29.1

  RENT TAXES & INS.    1,263,332        8.5    1,097,708           7.2     1,135,628          8.1
  INTEREST             5,224,907       35.0    5,083,884          33.3     5,053,279         36.1
  OWNERS EXPENSE          16,870 -       .1       18,000            .1        22,916           .2

INC BEF DEPR/AMORT     1,605,215 -     10.8    1,539,653 -        10.1     2,139,676 -       15.3

  DEP & AMORT.         3,095,631       20.8                                3,232,884         23.1
INCOME BEFORE TAXES    4,700,846 -     31.5    1,539,653 -        10.1     5,372,560 -       38.4

  ADD: INTEREST        5,224,907       35.0    5,083,884          33.3     5,053,279         36.1
  ADD: DEPR & AMORT    3,095,631       20.8                                3,232,884         23.1
  MINUS: RESERVES        518,820 -      3.5      532,315 -         3.5       425,969 -        3.0
NET OPER INCOME        3,100,872       20.8    3,011,916          19.7     2,487,634         17.8

                            GUEST QUARTERS - CHICAGO

                                 FOOD DEPARTMENT

GL0322                                                     PERIOD-12 FISCAL 1994
 1/15/95                                                                  PAGE 5
19.34.01                                                     12/01/94 - 12/31/94

                                       CURRENT PERIOD
-------------------------------------------------------------------------------------------------
       ACTUAL         %      BUDGET           %     LAST YEAR         %
-------------------------------------------------------------------------------------------------
                                                                               REVENUE
       91,026         42.2    77,444          46.4      78,700        43.3       BANQUETS
                              45,315          27.2      50,290        27.6       RESTAURANT
       95,353         44.2    16,774          10.1      16,947         9.3       LOUNGE-PRIMARY
       16,357          7.6    16,032           9.6      14,453         7.9       ROOM SERVICE
        6,109 -        2.8                               2,196 -       1.2       ALLOWANCES
      196,626         91.2   155,565          93.2     158,194        86.9         NET REVENUES

                                                                               OTHER INCOME
       10,086          4.7     3,216           1.9       7,088         3.9       BANQUET A/V
                               2,321           1.4       4,583         2.5       BANQUET ITEMS
        3,645          1.7     3,252           2.0       4,756         2.6       OTHER INCOME
        5,306          2.5     2,560           1.5       7,345         4.0       PUBLIC ROOM RENTAL
       19,038          8.8    11,349           6.8      23,772        13.1         NET OTHER INCOME

      215,664        100.0   166,914         100.0     181,966       100.0      TOTAL REVENUES

                                                                               COST OF SALES
       91,448         46.5    38,113          24.5      52,949        33.5       COST OF FOOD
        4,378 -        2.2                               8,340 -       5.3       LESS - EMPL MEALS
       87,070         44.3    38,113          24.5      44,609        28.2         COS - FOOD

                                                                               OTHER COSTS OF SALES

        2,742         27.2       385           7.0         830         7.1       BANQUET A/V
                                 127           2.3         840         7.2       OTHER EQUIPMENT
        2,742         27.2       512           9.3       1,670        14.3         OTH COST OF SALE

      125,852         58.4   128,289          76.9     135,687        74.6     GROSS PROFIT

                                                                               PAYROLL & REL EXP.
       97,893         45.4    69,009          41.3      73,712        40.5       SALARIES & WAGES
       24,072         11.2    28,325          17.0      23,342        12.8       EMPLOYEE BENEFITS
      121,965         56.6    97,334          58.3      97,054        53.3         TOT. PAYROLL EXP.

                                                                               OTHER EXPENSES
        2,401          1.1       622            .4         467          .3       BANQUET EXPENSE
          367           .2                                                       CHINA
        6,913          3.2     1,400            .8       2,090         1.2       CLEANING SUPPLIES
        1,520           .7     1,300            .8       1,685          .9       CONTRACTED SERVICE
        1,885           .9       400            .2         351          .2       DECORATIONS
                                                                                 GLASSWARE
          731           .3       311            .2         367          .2       KITCHEN FUEL
        3,040          1.4     3,507           2.1       3,283         1.8       LAUNDRY
                                 550            .3         169          .1       LICENSE & INSPECT
          109           .1                                                       LINEN
                                                           469          .3       MENUS & BEV LIST
        3,120          1.5                                                       MISCELLANEOUS
          851           .4       380            .2          62                   MUSIC & ENTERTAIN
          960           .5       777            .5         639          .4       OPERATING SUPPLIES
          981           .5       466            .3       1,116          .6       PRINT & STATIONARY
        1,047           .5                                                       PROMO/COMP FOOD
                                                                                 SILVERWARE
          500           .2       311            .2         300          .2       TELEPHONE
        1,863           .9     1,200            .7       1,435          .8       UNIFORMS
           35                                              322          .2       UTENSILS
       26,324         12.2    11,224           6.7      12,755         7.0         TOTAL OTHER EXP

      148,289         68.8   108,558          65.0     109,809        60.4         TOTAL DEPT EXP

       22,436 -       10.4    19,731          11.8      25,879        14.2         DEBT PROFIT/LOSS

                                             YEAR TO DATE
----------------------------------------------------------------------------------------------------------------
                                   ACTUAL              %      BUDGET             %       LAST YEAR           %
----------------------------------------------------------------------------------------------------------------
REVENUE
  BANQUETS                        1,191,454          45.7    1,138,177          44.3     1,043,759         44.0
  RESTAURANT                        390,726          15.0      592,388          23.0       533,638         22.5
  LOUNGE-PRIMARY                    381,549          14.7      249,068           9.7       218,707          9.2
  ROOM SERVICE                      222,319           8.5      237,684           9.2       225,232          9.5
  ALLOWANCES                         32,357 -         1.2                                   23,685 -        1.0
    NET REVENUES                  2,153,690          82.7    2,217,317          86.2     1,997,651         84.2

OTHER INCOME
  BANQUET A/V                       242,478           9.3      158,551           6.2       176,204          7.4
  BANQUET ITEMS                      52,594           2.0       53,689           2.1        59,361          2.5
  OTHER INCOME                       47,241           1.8       47,798           1.9        46,815          2.0
  PUBLIC ROOM RENTAL                108,931           4.2       95,005           3.7        92,955          3.9
    NET OTHER INCOME                451,244          17.3      355,043          13.8       375,334         15.8

 TOTAL REVENUES                   2,604,935         100.0    2,572,360         100.0     2,372,985        100.0

COST OF SALES
  COST OF FOOD                      702,856          32.6      543,235          24.5       592,178         29.6
  LESS - EMPL MEALS                  68,503 -         3.2                                   98,188 -        4.9
    COS - FOOD                      634,352          29.5      543,235          24.5       493,990         24.7

OTHER COSTS OF SALES

  BANQUET A/V                        54,141          18.4       19,021           9.0        32,735         13.9
  OTHER EQUIPMENT                     9,532           3.2        2,946           1.4         3,716          1.6
    OTH COST OF SALE                 63,673          21.6       21,967          10.4        36,450         15.5

GROSS PROFIT                      1,906,909          73.2    2,007,158          78.0     1,842,545         77.7

PAYROLL & REL EXP.
  SALARIES & WAGES                  857,640          32.9      823,478          32.0       741,948         31.3
  EMPLOYEE BENEFITS                 317,900          12.2      335,005          13.0       272,394         11.5
    TOT. PAYROLL EXP.             1,175,540          45.1    1,158,483          45.0     1,014,342         42.8

OTHER EXPENSES
  BANQUET EXPENSE                    15,136            .6        8,864            .3         8,415           .4
  CHINA                               6,578            .3       10,200            .4         7,000           .3
  CLEANING SUPPLIES                  32,820           1.3       19,952            .8        18,462           .8
  CONTRACTED SERVICE                  4,653            .2        5,900            .2         7,894           .3
  DECORATIONS                         4,800            .2        4,404            .2         4,628           .2
  GLASSWARE                           2,057            .1        4,400            .2         4,424           .2
  KITCHEN FUEL                        4,986            .2        4,430            .2         4,355           .2
  LAUNDRY                            41,968           1.6       41,483           1.6        40,565          1.7
  LICENSE & INSPECT                   3,293            .1        6,600            .3         6,403           .3
  LINEN                               4,518            .2        6,700            .3         4,408           .2
  MENUS & BEV LIST                      128                      3,700            .1         3,459           .2
  MISCELLANEOUS                       8,270            .3                                    5,886           .3
  MUSIC & ENTERTAIN                   5,550            .2        4,560            .2         3,564           .2
  OPERATING SUPPLIES                 12,397            .5       11,078            .4         6,539           .3
  PRINT & STATIONARY                  4,316            .2        6,648            .3         7,254           .3
  PROMO/COMP FOOD                     1,313            .1
  SILVERWARE                          5,080            .2        7,000            .3         5,082           .2
  TELEPHONE                           3,849            .2        4,430            .2         2,546           .1
  UNIFORMS                           13,924            .5       15,700            .6        21,071           .9
  UTENSILS                            2,369            .1                                    2,470           .1
    TOTAL OTHER EXP                 178,004           6.8      166,049           6.5       164,425          6.9

    TOTAL DEPT EXP                1,353,543          52.0    1,324,532          51.5     1,178,766         49.7

    DEBT PROFIT/LOSS                553,365          21.2      682,626          26.5       663,779         28.0

                            GUEST QUARTERS - CHICAGO

                               BEVERAGE DEPARTMENT

GL0322                                                     PERIOD-12 FISCAL 1994
 1/15/95                                                                  PAGE 1
19.34.01                                                     12/01/94 - 12/31/94

                                       CURRENT PERIOD
-------------------------------------------------------------------------------------------------
       ACTUAL         %      BUDGET           %     LAST YEAR         %
-------------------------------------------------------------------------------------------------
                                                                               REVENUE
       32,837         39.4    27,182          38.6      23,746        32.0       BANQUET
                               5,211           7.4       7,615        10.3       RESTAURANT
       37,161         44.6    23,907          34.0      27,346        36.8       LOUNGE PRIMARY
       12,366         14.9    11,927          17.0      12,287        16.5       HONOR BAR - BEVG
        2,874          3.5     2,132           3.0       4,038         5.4       ROOM SERVICE
        1,974 -        2.4                                 726 -       1.0       ALLOWANCES
       83,263        100.0    70,359         100.0      74,306       100.0         NET REVENUE

                                                                               OTHER INCOME
                                                                                   NET OTHER INCOME

       83,263        100.0    70,359         100.0      74,306       100.0     TOTAL REVENUES

                                                                               COST OF SALES
       24,701         29.7    14,071          20.0      13,061        17.6       COST OF BEVERAGE
       24,701         29.7    14,071          20.0      13,061        17.6         NET COST OF SALE

       58,562         70.3    56,288          80.0      61,245        82.4     GROSS PROFIT BEV

                                                                               PAYROLL & REL. EXP.
       14,282         17.2    16,678          23.7      21,468        28.9       SALARIES & WAGES
        3,052          3.7     7,184          10.2       7,488        10.1       EMPLOYEE BENEFITS
       17,334         20.8    23,862          33.9      28,956        39.0         TOT. PAYROLL EXP

                                                                               OTHER EXPENSES
                                                                                 CLEANING SUPPLIES
           45           .1        35            .1                               CONTRACTED SERVICE
                               1,000           1.4                               DECORATIONS
                                                                                 GLASSWARE
          451           .5     1,350           1.9       1,048         1.4       LICENSE & INSPECT
                                                                                 MENUS & BEV LISTS
                                 425            .6         498          .7       MISCELLANEOUS
                               5,460           7.8       6,360         8.6       MUSIC & ENTERTAIN
                                 500            .7         699          .9       OPERATING SUPPLIES
                                                                                 PRINT & STATIONARY
                               1,100           1.6       1,174         1.6       PROMO/COMP FOOD
           99           .1       610            .9         356          .5       UNIFORMS
          594           .7    10,480          14.9      10,135        13.6         TOTAL OTHER EXP.

       17,928         21.5    34,342          48.8      39,090        52.6         TOTAL DEPT. EXP.

       40,634         48.8    21,946          31.2      22,155        29.8         DEPT PROFIT/LOSS

                                             YEAR TO DATE
----------------------------------------------------------------------------------------------------------------
                                 ACTUAL             %       BUDGET            %       LAST YEAR           %
----------------------------------------------------------------------------------------------------------------
 REVENUE
   BANQUET                       198,197          24.6      232,147          26.1       214,493         25.0
   RESTAURANT                     42,337           5.3       68,120           7.7       112,768         13.1
   LOUNGE PRIMARY                361,165          44.8      373,759          42.1       325,853         38.0
   HONOR BAR - BEVG              188,439          23.4      182,904          20.6       189,186         22.1
   ROOM SERVICE                   26,543           3.3       31,608           3.6        32,107          3.7
   ALLOWANCES                     11,014           1.4                                   16,251 -        1.9
     NET REVENUE                 805,667         100.0      888,538         100.0       858,157        100.0

 OTHER INCOME
     NET OTHER INCOME

 TOTAL REVENUES                  805,667         100.0      888,538         100.0       858,157        100.0

 COST OF SALES
   COST OF BEVERAGE              169,932          21.1      177,701          20.0       165,653         19.3
     NET COST OF SALE            169,932          21.1      177,701          20.0       165,653         19.3

 GROSS PROFIT BEV                635,735          78.9      710,837          80.0       692,504         80.7

 PAYROLL & REL. EXP.
   SALARIES & WAGES              157,071          19.5      198,126          22.3       178,721         20.8
   EMPLOYEE BENEFITS              58,275           7.2       85,560           9.6        70,033          8.2
     TOT. PAYROLL EXP            215,346          26.7      283,686          31.9       248,754         29.0

 OTHER EXPENSES
   CLEANING SUPPLIES                                                                        223
   CONTRACTED SERVICE                327                        420            .1           110
   DECORATIONS                                                1,000            .1
   GLASSWARE                       1,013            .1        3,550            .4         2,668           .3
   LICENSE & INSPECT              11,633           1.4       16,200           1.8        15,746          1.8
   MENUS & BEV LISTS                                                                        721           .1
   MISCELLANEOUS                   2,969            .4        5,100            .6         5,327           .6
   MUSIC & ENTERTAIN              39,995           5.0       61,120           6.9        46,335          5.4
   OPERATING SUPPLIES              2,750            .3        5,250            .6         4,526           .5
   PRINT & STATIONARY              1,645            .2        2,200            .3            71
   PROMO/COMP FOOD                 9,954           1.2       14,300           1.6        14,510          1.7
   UNIFORMS                        3,770            .5        7,995            .9         7,197           .8
     TOTAL OTHER EXP.             74,055           9.2      117,135          13.2        97,433         11.4

     TOTAL DEPT. EXP.            289,402          35.9      400,821          45.1       346,187         40.3

     DEPT PROFIT/LOSS            346,333          43.0      310,016          34.9       346,317         40.4

                                    EXHIBIT 3

                             GROSS OPERATING PROFIT
                          (Articles 5.1(b) and 5.3(c))

      "Gross Operating Profit" shall mean, with respect to each year of the term of this Agreement, the amount, if any, by which Total Hotel Sales for such year exceed Operating Costs for such year.

      The term "Total Hotel Sales" shall be defined as all revenues and income of any nature derived directly or indirectly from the Hotel or from the use or operation thereof, including, without limitation, total room sales, food and beverage sales (including, without limitation, sales from the Trade Name Operations), telephone, telegraph and telex revenues, rental or other payments from lessees, sublessees, and concessionaires (but not the gross receipts of such lessees, sublessees or concessionaires) and the proceeds of business interruption, use, occupancy or similar insurance. There shall be excluded from Total Hotel Sales: (i) any gratuities or service charges added to a customer's bill; (ii) any credits or refunds made to customers guests or patrons; (iii) any sums and credits received by Owner for lost or damaged merchandise; (iv) any sales taxes, excise taxes, gross receipt taxes, admission taxes, entertainment taxes, tourist taxes or charges; (v) any proceeds from the sale or other disposition of the Hotel, FF&E therein, or other capital assets; (vi) any interest paid with respect to the Hotel's


                                       3-1
reserve funds, the Hotel's bank account, or any other deposit or investment of Hotel funds; (vii) any fire and extended coverage insurance proceeds; (viii) any condemnation awards; and (ix) any proceeds of financing or refinancing of the Hotel. Total Hotel Sales shall be determined on an accrual basis and in accordance with the Uniform System of Accounts or generally accepted accounting principles, consistently applied.

      "Operating Costs" shall mean the entire cost and expense of maintaining, operating and supervising the operation of the Hotel. Operating Costs shall be the sum of such costs or expenses which are normally charged as a cost of operation under the Uniform System of Accounts, including, without limitation:

            (i) the cost of operating supplies, wages, salaries and employee fringe benefits, advertising and promotional expenses (including any contribution to national advertising), administrative and general expenses of the Hotel, the cost of any centralized services payable to Hotel Manager by Owner, the cost of personnel training programs, utility and energy costs, operating licenses and permits, grounds and landscaping maintenance costs;

            (ii) all expenditures made for maintenance and repairs to keep the Hotel in good condition and repair;


                                       3-2

            (iii) basic management fee(s) due Hotel Manager;

            (iv) reimbursable expenses due Hotel Manager;

            (v) liability and workers' compensation insurance premiums; and

            (vi) with respect to the first seven (7) Years, Annual Renovation Amortization.

There shall be expressly excluded from Operating Costs the following:

      (1) depreciation of the Hotel building, FF&E and Hotel operating equipment (other than Annual Renovation Amortization as hereinabove provided);

      (2) rental payments pursuant to any ground lease;

      (3) debt service (interest and principal) on mortgages placed on the Hotel;

      (4) real estate taxes and assessments (including payments to tax escrow accounts);

      (5) payments for capital expenditures including, without


                                       3-3
limitation, payments into any reserve fund for the Hotel and payments for replacements of FF&E, including, without limitation, amounts expended for F&B Department FF&E repairs and replacements pursuant to Article 4.2(c);

      (6) fire and extended coverage insurance premiums and premiums for any other insurance (except premiums which are included in Operating Costs) carried by Owner with respect to the Hotel;

      (7) payments pursuant to any equipment leases or installment sales agreements;

      (8) any incentive management fee(s) due Hotel Manager;

      (9) the Fees payable to Food Manager pursuant to Article 5; and

      (10) such other costs or expenses which are normally treated as a capital expenditure under the Uniform System of Accounts or generally accepted accounting principles.


                                      3-4

                                   Exhibit 5

                                 [MAP OMITTED]

                                 LAKE MICHIGAN

                                    CHICAGO

                                    EXHIBIT 4

                   EXAMPLES OF THE CALCULATION AND PAYMENT OF
                               FOOD MANAGER'S FEES
                                   (Article 5)


GUEST QUARTERS HOTEL-CHICAGO, ILLINOIS
MANAGEMENT CONTRACT BETWEEN MRS PARKS MANAGEMENT COMPANY, L.L.C.
AND D T PARTNERS

TERM 10 YEARS FROM FULL COMMENCEMENT DATE OF JANUARY 1 1995

--------------------------------------------------------------------------------

BASE MANAGEMENT FEE

           PERCENTAGE 15% OF TOTAL F&B DEPARTMENT REVENUE

   CONTRACT REFERENCE SECTION 5.1

       INTERPRETATION Total F & B Department Revenue shall mean the portion of
                      Total Hotel Sales derived from the sale of Food and Beverages by the F & B Department and rental and other miscellaneous income from the hotel's function rooms

--------------------------------------------------------------------------------

DEPARTMENT PROFIT INCENTIVE FEE

           PERCENTAGE A) FIRST YEAR - 15% OF EXCESS DEPARTMENT PROFITS COMPUTED
                         QUARTERLY

                      B) EACH YEAR THEREAFTER - 17.5% OF EXCESS DEPARTMENTAL
                         PROFITS COMPUTED QUARTERLY

   CONTRACT REFERENCE SECTION 5.2

       INTERPRETATION EXCESS DEPARTMENTAL PROFITS shall mean the excess of
                      Department Profits over Threshold Departmental Profits

                      THRESHOLD DEPARTMENTAL profits shall mean

                        (i) for the first year, $1,060.164 (being 105% of
                      Departmental Profits for calendar year 1993 which were $1,009,580

                        (ii) for the second year, $1,113.172 (being 105% of
                      Threshold Departmental Profits for the 1st year)

                        (iii) for the third year, $1,168.831 (being 105% of the
                      Threshold Departmental Profits for the 2nd year)

                        (iv) of the fourth year, $1,227.273 (being 105% of
                      Threshold Departmental Profits for the 3rd year)
                            and
                        (v) for each year thereafter, $1,227.273 (being the same
                      as the fourth year)

                      DEPARTMENTAL PROFITS shall mean the profits attributable to the F&B Department calculated in accordance with
                      Exhibit 2 of the Management Agreement.

                      In calculating Profits for each year, there shall be a deduction for the excess (Advertising and Promotional Excess) if any of

                        (i) the Advertising and Promotional costs actually
                      incurred by the Hotel in respect of the F&B Department over

                        (ii) $30,000 (the *Advertising and Promotional Threshold
                      amount - being the historical advertising and promotion expenditure level for the Hotel fairly allocable to the F & B Department, which have not been and will not be, charged against the Department Profits).

                      For the first Seven (7) years the calculation of Departmental Profits shall also include a deduction for ANNUAL RENOVATION AMORTIZATION

                      ANNUAL RENOVATION AMORTIZATION - The Renovation Cost plus 15% Annual Return on the outstanding balance will be amortized in 7 equal installments of principal and return thereon payable to Food Manager credited to Owner respectively. In arrears at the end of each of the first seven (7) years. on a pro rata basis. In proportions which the Food Manager Renovation Contribution and the Owner's Renovation Contribution bear the total Renovation Cost

Approximate Renovation Cost                  $2,800,000

Food Manager's Contribution                    $280,000

Food Manager's proportionate share would be         10%

Annual Renovation Amortization                 $673,009

GUEST QUARTERS HOTEL-CHICAGO, ILLINOIS
MANAGEMENT CONTRACT BETWEEN MRS PARKS MANAGEMENT COMPANY, L.L.C.
AND D. PARTNERS

TERM 10 YEARS FROM FULL COMMENCEMENT DATE OF JANUARY 1, 1995

--------------------------------------------------------------------------------

 G.O.P. INCENTIVE FEE:

           PERCENTAGE A) FIRST YEAR - 2.5% OF EXCESS G.O.P. COMPUTED QUARTERLY

                      B) EACH YEAR THEREAFTER - 5% OF EXCESS G.O.P. COMPUTED QUARTERLY

   CONTRACT REFERENCE: SECTION 5.3

       INTERPRETATION: EXCESS G.O.P.: shall mean the excess of G.O.P. over
                      Threshold G.O.P.

                      THRESHOLD G.O.P.: shall mean

                        (i) for the first year, $4,275,752 (being 105% of G.O.P.
                      for calendar year 1993, which were $4,072,145)

                        (ii) for the second year, $4,489,540 (being 105% of
                      Threshold G.O.P. for the 1st year)

                        (iii) for the third year, $4,714,017 (being 105% of
                      Threshold G.O.P. for the 2nd year)

                        (iv) for the forth year, $4,949,718 (being 105% of
                      Threshold G.O.P. for the 3rd year.)
                            and
                        (v) for each year thereafter, $4,949, 718 (being the
                      same as the fourth year)

                      GROSS OPERATING PROFIT " shall mean the amount by which " TOTAL HOTEL SALES " exceed "OPERATING COSTS". For the first seven (7) years the calculation of Gross Operating Profits shall include a deduction for Annual Renovation Amortization.

                      Total Hotel Sales is defined as all revenues and income of any nature derived directly or indirectly from the operation of the hotel. There shall be excluded from Total Sales the following:

                        (i) any gratuities or service charges added to a
                      customers bill;

                        (ii) any credits or refunds made to customers, guests or
                      patrons;

                        (iii) any sums and credits received by Owner for lost or
                      damaged merchandise;

                        (iv) any sales taxes, excise taxes, gross receipt taxes,
                      admission taxes, entertainment taxes, tourist taxes or charges;

                        (v) any proceeds from the sale or other disposition of
                      the Hotel, FF&E, or other capital assets;

                        (vi) any interest paid with respect to the Hotel's
                      reserve fund, the Hotel's bank account, or any other deposit or investment of Hotel funds;

                        (vii) any fire and extended coverage insurance proceeds
                      (other than business interruption insurance proceeds);

                        (viii) any condemnation awards; and

                        (ix) any proceeds of financing or refinancing of the
                      Hotel.

                      OPERATING COSTS": shall mean the entire cost and expense of maintain, operating and supervising the operation of the Hotel, including Annual Renovation Amortization for the first seven years. Excluded from Operating Costs shall be:

                        1) depreciation and amortizations.

                        2) rental payments pursuant to any ground lease.

                        3) debt service (interest and principal) on mortgages.

                        4) real estate taxes and assessments.

                        5) payments for the capital expenditures including,
                      without limitations, payments into any reserve fund and payment for replacements of FF&E (including, without limitation, amounts specified in Section 4.2(c).

                        6) fire and extended coverage premiums.

                        7) payments pursuant to any equipment leases.

                        8) any incentive fee(s) due Hotel Manager.

                        9) the fees payable to Food Manager pursuant to Article
                      5.

                        10) such other cost or expenses which are normally
                      treated as capital expenditure.

[ILLEGIBLE] QUARTERS HOTEL CHICAGO, ILLINOIS
MRS PARKS MANAGEMENT COMPANY, L.L.C.
[ILLEGIBLE] THE MONTH OF: MARCH 1995

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       APRIL 95
                                                                           CURRENT MONTH              REFORECAST
MANAGEMENT FEE CALCULATION                                                  YTD ACTUALS                TOTAL YEAR
--------------------------                                                  -----------                ----------
TOTAL FOOD REVENUE                                                              $748,353              $5,124,365
TOTAL BEVERAGE REVENUE                                                          $270,256              $2,332,772
TOTAL F&B OTHER INCOME                                                           $83,334                $480,780
                                                                              ----------              ----------

TOTAL F&B DEPARTMENTAL SERVICES                                               $1,101,943              $7,937,917

MANAGEMENT FEE PERCENTAGE                                                           1.50%                   1.50%
                                                                              ----------              ----------

MANAGEMENT FEE DUE                                                               $16,529                $119,069

[ILLEGIBLE] FEES BOOKED TO DATE                                                  $15,520
                                                                              ----------

MANAGEMENT FEE TO BE BOOKED                                                       $1,009
                                                                              ----------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       APRIL 95
                                                                             CURRENT MONTH            REFORECAST
DEPARTMENTAL PROFIT INCENTIVE FEE CALCULATION:                                YTD ACTUALS             TOTAL YEAR
----------------------------------------------                                -----------             ----------

Departmental Profits:

Food Revenue                                                                    $748,353              $5,124,365
Beverage Revenue                                                                $270,256              $2,332,772
F&B Other Revenue                                                                $83,334                $480,780
                                                                              ----------              ----------
[illegible} Revenue                                                           $1,101,943              $7,937,917

Total Food Department Expenses                                                $1,107,229              $4,620,612
Total Beverage Departmental Expenses                                            $184,813                $946,531
Total F&B Other Expenses                                                         $12,708                 $50,057
                                                                              ----------              ----------
Total F&B Departmental Expenses                                               $1,304,750              $5,617,200

Total F&B advertising and Promotional Expense                                    $17,685                $151,618
[illegible]: Advertising and Promotional Threshold
   Amount                                             # of Months   3            ($7,500)               ($30,000)        $30,000
                                                                              ----------              ----------
                                                                                 $10,185                $121,618
     Annual Renovation Amortization                   # of Months   3           $185,150                $740,600
                                                                              ----------              ----------

Total Departmental Profits                                                     ($398,142)             $1,458,499

[illegible]: Threshold Departmental Profits           # of Months   3           $265,041              $1,060,164
                                                                              ----------              ----------

[illegible] Departmental Profits                                               ($663,183)               $398,335
Departmental Profit Incentive Fee %   First Year 15%
                                      and Thereafter 17.5%                            15%                     15%
                                                                              ----------              ----------

Departmental Profit Incentive Fee Due:                                                $0                 $59,750

[illegible] Fees Booked:                                                              $0
                                                                              ----------

Departmental Profit Incentive Fee to be Booked:                                       $0
                                                                              ----------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       APRIL 95
Total G.O.P. INCENTIVE FEE CALCULATION:                                      CURRENT MONTH            REFORECAST
---------------------------------------                                       YTD ACTUALS             TOTAL YEAR
                                                                              -----------             ----------

Total Hotel Sales (from Hotel Management Fee Calculation)                     $3,351,765             $20,224,555

Total Hotel Operating Costs: **
     Department Operating Costs                                               $1,965,652              $8,807,050
     Undistributed Expenses                                                   $1,097,161              $4,445,088
     Hotel Manager's Management Fee                                             $132,725                $807,751
     Annual Renovation Amortization (First 7 years only)                        $185,150                $740,600

[illegible] Back: Food Manager's Management Fee                                  $16,529                $119,069
                                                                             -----------              ----------

Hotel Adjusted G.O.P.                                                           ($12,394)             $5,543,135

[illegible] Threshold G.O.P.                          # of Months   3         $1,068,938              $4,275,752
                                                                             -----------              ----------

Excess G.O.P. over Threshold                                                 ($1,081,332)             $1,267,383
G.O.P. Incentive Fee % (First Year 2.5% Thereafter 5%)                               2.5%                    2.5%
                                                                             -----------              ----------

G.O.P. Incentive Fee                                                                  $0                 $31,685

Excess Incentive Fees Booked:                                                         $0
                                                                             -----------

G.O.P. Incentive Fee to be Booked:                                                    $0
                                                                             -----------

**   Does not include Food Manager's Departmental Profits Incentive Fee
-----------------------------------------------------------------------------------------------------------------------------------

14-Feb-95

GUEST QUARTERS CHICAGO

Consolidated Report                     Jan-95      Feb-95        Mar-95      Apr-95     May-95      Jun-95      Jul-95     Aug-95
                                   =================================================================================================
Statistics:
        -Total Room Nights Avail.        10,695        9,660       10,695     10,350      10,695      10,350     10,695      10,695
        -Total Revenue Rooms Occup.       5,211        5,304        5,691      6,041       7,624       7,104      7,722       7,111
        -Occupancy Percentage             48.72%       54.91%       55.74%     58.37%      71.29%      68.64%     72.20%      66.49%
        -Average Daily Rate             $119.99      $121.11      $119.46    $121.81     $140.95     $143.50    $126.88     $135.00
Revenues
        Rooms                           625,247      642,367      712,124    735,835   1,074,603   1,019,424    979,767     959,985
        Food                            235,934      261,224      302,298    405,713     475,783     463,912    472,168     500,030
        Beverage                         74,751      105,015      122,277    197,881     230,670     233,653    226,968     237,327
        F & B Other                      29,276       31,504       50,871     56,752      44,907      39,766     50,842      42,979
        Telephone                        23,604       23,994       22,499     24,077      29,645      29,654     30,005      29,683
        Minor Operating                  51,435       51,780       64,603     67,777      72,968      70,738     72,797      71,151

                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
        Total Revenues                1,040,247    1,115,884    1,274,672  1,488,035   1,928,576   1,857,147  1,832,547   1,841,155
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Operating Costs
        Rooms                          $168,301     $162,668     $176,838   $180,798    $214,734    $198,793   $213,043    $205,088
        Food                            292,582      285,784      354,555    348,276     385,070     409,534    383,912     385,932
        Beverage                         38,702       45,117       50,975     69,948      80,768      78,986     78,111      80,757
        F & B Other                       3,329        3,554        5,332      6,261       4,381       3,764      5,607       4,730
        Telephone                        17,203       16,784       16,688     16,995      18,887      18,581     18,911      18,755
        Minor Operating                  39,946       38,076       44,253     45,348      48,828      48,703     52,073      48,164
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
        Total Operating Costs           560,064      551,982      648,641    667,626     752,668     758,361    751,656     743,426
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Total Net Dept. Income                  480,183      563,902      626,031    820,409   1,175,908   1,098,786  1,080,891   1,097,729
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Undistributed Operating Expenses
        Administrative & General        109,085      109,273      111,289    116,113     131,031     127,797    125,173     133,354
        Marketing                       159,495      139,255      145,317    141,479     156,371     155,591    144,346     131,884
        Repairs & Maintenance            71,818       70,668       72,588     71,895      71,876      75,853     72,805      70,853
        Energy                           44,700       45,400       42,900     43,300      43,500      46,600     49,300      56,000
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
        Total Undist. Exp.              385,098      364,596      372,094    372,787     402,778     405,841    391,623     392,091
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Gross Operating Profit                   95,085      199,306      253,937    447,622     773,130     692,945    689,268     705,638
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
        Basic Management Fee             41,610       44,635       50,987     59,521      77,143      74,286     73,302      73,646
        Incentive Mgmt.  Fee                  0            0            0          0           0           0          0           0
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
GOP After Mgmt. & Incent. Fees           53,476      154,671      202,950    388,100     695,987     618,659    615,966     631,992
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Fixed Charges
        Rent, Taxes & Insurance         108,937      108,937      108,937    108,937     108,937     108,937    108,937     108,937
        Interest                        449,591      424,132      452,242    444,656     454,933     447,368    457,666     459,048
        Owner's Expenses                  1,200        1,200        1,200      1,200       1,200       1,200      1,200       1,200
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Income Before Dep. & Amort.            (506,253)    (379,598)    (359,429)  (166,693)    130,917      61,154     48,163      62,807
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
         Depreciation & Amort.          247,268      247,468      247,268    247,268     247,268     247,268    247,268     247,268
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Income After Dep. & Amort.             (753,521)    (626,866)    (606,697)  (413,961)   (116,351)   (186,114)  (199,105)   (184,461)
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
        Add: Interest                   449,591      424,132      452,242    444,656     454,933     447,368    457,666     459,048
        Add: Dep. & Amortization        247,268      247,268      247,268    247,268     247,268     247,268    247,268     247,268
        Less: Reserves                   36,409       39,056       44,614     52,081      67,500      65,000     82,465      82,852
                                      ---------    ---------    ---------  ---------   ---------   ---------  ---------   ---------
Net Operating Income                    (93,070)       5,478       48,199    225,882     518,350     443,521    423,364     439,003
                                      =========    =========    =========  =========   =========   =========  =========   =========

Consolidated Report                   Sep-95     Oct-95     Nov-95     Dec-95      Totals        %
                                   ==================================================================
Statistics:
        -Total Room Nights Avail.     10,350     10,695     10,350     10,695      125,925
        -Total Revenue Rooms Occup.    8,289      8,799      8,419      5,651       83,236
        -Occupancy Percentage          80.09%     82.27%     81.34%     52.84%       66.10%
        -Average Daily Rate          $135.99    $137.30    $438.97    $121.95      $131.48
Revenues
        Rooms                      1,127,221  1,208,103  1,169,988    689,139  $10,943,803        54.3%
        Food                         517,174    576,402    501,857    472,921    5,185,416        25.7%
        Beverage                     238,198    245,802    237,381    242,849    2,392,772        11.9%
        F & B Other                   54,737     31,259     30,686     17,201      480,780         2.4%
        Telephone                     39,048     41,348     39,466     25,286      358,309         1.8%
        Minor Operating               79,167     75,952     68,810     55,671      802,849         4.0%
                                   ---------  ---------  ---------  ---------  -----------       -----
        Total Revenues             2,055,545  2,178,866  2,048,188  1,503,067  $20,163,929       100.0%
                                   ---------  ---------  ---------  ---------  -----------       -----
Operating Costs
        Rooms                       $219,255   $226,151   $221,602   $179,101    2,366,373        21.6%
        Food                         442,710    420,039    391,901    424,582    4,524,877        87.3%
        Beverage                      80,910     82,889     80,492     83,142      850,797        35.6%
        F & B Other                    6,253      2,625      2,743      1,478       50,057        10.4%
        Telephone                     21,403     21,935     21,408     17,943      225,494        62.9%
        Minor Operating               54,077     52,246     47,962     41,457      561,132        69.9%
                                   ---------  ---------  ---------  ---------  -----------       -----
        Total Operating Costs        824,608    805,886    766,108    747,703   $8,578,729        42.5%
                                   ---------  ---------  ---------  ---------  -----------       -----
Total Net Dept. Income             1,230,937  1,372,980  1,282,080    755,364  $11,585,200        57.5%
                                   ---------  ---------  ---------  ---------  -----------       -----
Undistributed Operating Expenses
        Administrative & General     134,028    134,879    129,154    123,225    1,484,401         7.4%
        Marketing                    148,194    144,992    138,450    140,818    1,746,193         8.7%
        Repairs & Maintenance         70,690     72,943     71,974     72,234      866,197         4.3%
        Energy                        52,700     34,400     34,400     34,400      527,600         2.6%
                                   ---------  ---------  ---------  ---------  -----------       -----
        Total Undist. Exp.           405,612    387,213    373,979    370,678   $4,624,391        22.9%
                                   ---------  ---------  ---------  ---------  -----------       -----
Gross Operating Profit               825,325    985,767    908,101    384,686   $6,960,809        34.5%
                                   ---------  ---------  ---------  ---------  -----------       -----
        Basic Management Fee          82,222     87,155     81,928     60,123      806,557         4.0%
        Incentive Mgmt.  Fee               0          0          0          0            0         0.0%
                                   ---------  ---------  ---------  ---------  -----------       -----
GOP After Mgmt. & Incent. Fees       743,103    898,612    826,173    324,564    6,154,252        30.5%
                                   ---------  ---------  ---------  ---------  -----------       -----
Fixed Charges
        Rent, Taxes & Insurance      108,937    108,937    108,937    108,937    1,307,246         6.5%
        Interest                     451,514    461,844    454,332    464,683    5,422,009        26.9%
        Owner's Expenses               1,200      1,200      1,200      1,200       14,400         0.1%
                                   ---------  ---------  ---------  ---------  -----------       -----
Income Before Dep. & Amort.          181,452    326,631    261,704   (250,257)    (589,403)       -2.9%
                                   ---------  ---------  ---------  ---------  -----------       -----
         Depreciation & Amort.       247,268    247,268    247,268    247,268    2,967,216        14.7%
                                   ---------  ---------  ---------  ---------  -----------       -----
Income After Dep. & Amort.           (65,816)    79,363     14,436   (497,525)  (3,556,619)      -17.6%
                                   ---------  ---------  ---------  ---------  -----------       -----
        Add: Interest                451,514    461,844    454,332    464,683    5,422,009        26.9%
        Add: Dep. & Amortization     247,268    247,268    247,268    247,268    2,967,216        14.7%
        Less: Reserves                92,500     98,049     92,168     67,638      820,331         4.1%
                                   ---------  ---------  ---------  ---------  -----------       -----
Net Operating Income                 540,467    690,426    623,867    146,788    4,012,275        19.9%
                                   =========  =========  =========  =========  ===========       =====

23-Jan-95

GUEST QUARTERS CHICAGO

        Food Department                  Jan-95    Feb-95    Mar-95    Apr-95    May-95    Jun-95      Jul-95     Aug-95    Sep-95
                                        ============================================================================================
        Revenues
311079  Room Service                       12,800    18,437    23,108    17,990    21,062    19,625       20,789    23,794    20,530
311037  PARK AVENUE CAFE                   39,000    78,000    78,000   144,000   162,000   180,000      180,000   180,000   180,000
311037  MRS. PARKS TAVERN                  89,901    86,795   107,594   122,396   142,784   158,268      160,176   179,369   169,904
311037  COFEE CART                          2,761     2,811     3,159     3,201     4,040     3,765        4,092     3,768     4,393
311037  Food Outlet #4                          0         0         0         0         0         0            0         0         0
311037  Food Outlet #5                          0         0         0         0         0         0            0         0         0
311037  Food Outlet #6                          0         0         0         0         0         0            0         0         0
311037  Food Outlet #7                          0         0         0         0         0         0            0         0         0
311037  Food Outlet #8                          0         0         0         0         0         0            0         0         0
311037  Food Outlet #9                          0         0         0         0         0         0            0         0         0
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------
        Subtotal Regular                  144,462   186,043   211,861   287,587   329,886   361,658      365,057   366,930   374,827
        Banquet                            91,472    75,181    90,437   118,126   145,897   102,254      107,111   113,100   142,347
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------
          Total Food Revenues             235,934   261,224   302,298   405,713   475,793   463,912      472,168   500,030   517,174
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------
311100  Cost of Food                       68,420    75,754    87,666   113,599   133,219   129,895      132,207   140,008   144,808
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------
          Total Gross Profit              167,514   185,470   214,632   292,114   342,564   334,017      339,961   360,022   372,366
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------
        Expenses
        Salaries & Wages                  133,757   121,854   134,168   135,341   139,936   134,498      139,959   138,901   141,932
311396  Benefits                           42,165    52,263    51,585    51,790    58,812    50,395       56,765    50,536    57,338
311355  Bonuses                                 0         0         0         0         0         0            0         0         0
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------
        Salaries, Benefits & Bonuses      175,922   174,117   185,754   187,131   198,748   184,894      196,123   189,438   199,170
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------

        Other Expenses
311415  Banquet Expense                       746       705       867     1,009     1,285     1,194        1,276     1,226     1,369
311425  MGMT INCENTIVE                          0         0    40,250         0         0    40,250            0         0    40,250
311428  China                                 943     1,044     1,209     1,622     1,903     1,355        1,988     2,000     2,068
311436  Contract Services                     707       783       906     1,217     1,427     1,391        1,416     1,500     1,551
311444  Decorations                           497       470       578       673       857       796          851       817       913
311465  ADVERTISING EXPENSE                     0         0         0         0         0         0            0         0         0
311478  Glassware                             471       522       604       811       951       927          944     1,000     1,034
311489  CHARGEBACK EXPENSE                  8,333     8,333     8,333     8,333     8,333     8,333        8,333     8,333     8,333
311493  Kitchen Fuel                          497       470       578       673       857       796          851       817       913
311501  Laundry Allocation                  5,032     5,050     5,462     5,310     5,650     5,328        5,350     5,620     5,658
311506  Licenses & Inspections                746       705       367     1,009     1,285     1,914        1,276     1,226     1,369
311508  Linen                                 746       705       367     1,009     1,285     1,914        1,276     1,226     1,369
311518  Menus & Bev List                      497       470       578       673       857       796          851       817       913
311520  BASE MGT FEE                        3,539     3,918     4,534     6,085     7,136     6,958        7,082     7,500     7,757
311522  Music & Entertainment                 497       470       578       673       857       796          851       817       913
311528  Paper & Plastics                      235       261       302       405       475       463          472       500       517
311546  Promotional Beverage                2,000     2,000     2,500     3,000     3,000     4,000        4,000     4,000     4,000
311547  Promotional Food                    4,000     4,000     5,000     6,000     6,000     8,000        8,000     8,000     8,000
311549  Purchasing                              0         0         0         0         0         0            0         0         0
311557  Security Allocation                     0         0         0         0         0         0            0         0         0
311562  Silverware                            471       522       604       811       951       927          944     1,000     1,034
311567  Operating Supplies                  2,831     3,134     3,627     4,868     5,709     5,566        5,566     6,000     6,206
311574  Telephone                             497       470       578       673       857       796          851       817       913
311592  Uniforms                            1,742     1,646     2,025     2,356     3,000     2,788        2,978     2,862     3,196
311594  Utensils                              248       235       289       336       428       398          425       408       456
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------
          Total Other Expenses             35,275    35,913    81,136    47,546    53,103    94,746       55,581    56,486    98,732
                                          -------   -------   -------   -------   -------   -------      -------   -------   -------

        Food Department                   Oct-95    Nov-95     Dec-95       Totals         %
                                        =========================================================
        Revenues
311079  Room Service                        23,708    19,680      15,960      $237,483         4.6%
311037  PARK AVENUE CAFE                   180,000   180,000     180,000     1,761,000        34.0%
311037  MRS. PARKS TAVERN                  178,630   173,459     161,609     1,730,884        33.4%
311037  COFEE CART                           4,663     4,462       2,995        44,110         0.9%
311037  Food Outlet #4                           0         0           0             0         0.0%
311037  Food Outlet #5                           0         0           0             0         0.0%
311037  Food Outlet #6                           0         0           0             0         0.0%
311037  Food Outlet #7                           0         0           0             0         0.0%
311037  Food Outlet #8                           0         0           0             0         0.0%
311037  Food Outlet #9                           0         0           0             0         0.0%
                                           -------   -------     -------    ----------        ----
        Subtotal Regular                   387,001   377,601     360,564     3,773,477        72.8%
        Banquet                            189,401   124,256     112,357     1,411,939        27.2%
                                           -------   -------     -------    ----------        ----
          Total Food Revenues              576,402   501,957     472,921    $5,185,416       100.0%
                                           -------   -------     -------    ----------        ----
311100  Cost of Food                       161,392   140,519     132,417     1,459,904        28.2%
                                           -------   -------     -------    ----------        ----
          Total Gross Profit               415,010   361,338     340,504    $3,725,512        71.8%
                                           -------   -------     -------    ----------        ----
        Expenses
        Salaries & Wages                   143,848   138,682     140,967    $1,643,142        31.7%
311396  Benefits                            51,715    55,123      55,622       634,111        12.2%
311355  Bonuses                                  0         0           0             0         0.0%
                                           -------   -------     -------    ----------        ----
        Salaries, Benefits & Bonuses       195,563   193,805     198,589    $2,277,253        43.9%
                                           -------   -------     -------    ----------        ----

        Other Expenses
311415  Banquet Expense                      1,621     1,338       1,220        13,856         0.3%
311425  MGMT INCENTIVE                           0         0      40,250       161,000         3.1%
311428  China                                2,305     2,007       1,891        20,735         0.4%
311436  Contract Services                    1,729     1,505       1,418        15,550         0.3%
311444  Decorations                          1,080       892         813         9,237         0.2%
311465  ADVERTISING EXPENSE                      0         0           0             0         0.0%
311478  Glassware                            1,152     1,003         945        10,364         0.2%
311489  CHARGEBACK EXPENSE                   8,333     8,333       8,333        99,996         1.9%
311493  Kitchen Fuel                         1,080       892         813         9,237         0.2%
311501  Laundry Allocation                   5,690     5,633       5,534        65,317         1.3%
311506  Licenses & Inspections               1,621     1,338       1,220        13,856         0.3%
311508  Linen                                1,621     1,338       1,220        13,856         0.3%
311518  Menus & Bev List                     1,080       892         813         9,237         0.2%
311520  BASE MGT FEE                         8,646     7,527       7,093        77,775         1.5%
311522  Music & Entertainment                1,080       892         813         9,237         0.2%
311528  Paper & Plastics                       576       501         472         5,179         0.1%
311546  Promotional Beverage                 4,000     4,000       4,000        40,500         0.8%
311547  Promotional Food                     8,000     8,000       8,000        81,000         1.6%
311549  Purchasing                               0         0           0             0         0.0%
311557  Security Allocation                      0         0           0             0         0.0%
311562  Silverware                           1,152     1,003         945        10,364         0.2%
311567  Operating Supplies                   6,916     6,022       5,675        62,220         1.2%
311574  Telephone                            1,080       892         813         9,237         0.2%
311592  Uniforms                             3,782     3,123       2,848        32,346         0.6%
311594  Utensils                               540       446         447         4,656         0.1%
                                           -------   -------     -------    ----------        ----
        Total Other Expenses                63,084    57,577      95,576      $774,755        14.9%
                                           -------   -------     -------    ----------        ----

       GUEST QUARTERS CHICAGO

       Food Department (continued)       Jan-95       Feb-95      Mar-95   Apr-95    May-95    Jun-95    Jul-95    Aug-95    Sep-95
                                      ==============================================================================================
         Total Food Dept. Exp.           211,197     210,030     266,889   234,677   251,851   279,639   251,705   245,924   297,902
                                         -------     -------     -------   -------   -------   -------   -------   -------   -------

       Departmental Profit               (43,683)    (24,560)    (52,257)   57,437    90,713    54,378    88,256   114,098    74,464
                                         -------     -------     -------   -------   -------   -------   -------   -------   -------

311270 Public Room Rental                  5,460       6,255      14,272    14,765    11,520    12,295    12,568     9,726    11,335
311262 Banquet Other                       6,054       4,109       9,205    13,165     6,002     5,669    10,010     8,366    12,560
311228 Audio/Visual                       14,129      18,224      23,276    24,193    21,210    17,543    24,038    20,385    24,941
311229 Banq Gratuity Recovery              3,633       2,916       4,118     4,629     6,175     4,259     4,226     4,502     5,901
311262 Room Srv. Del. Chrg                     0           0           0         0         0         0         0         0         0
311262 Bev Entertainment Chg.                  0           0           0         0         0         0         0         0         0
                                         -------     -------     -------   -------   -------   -------   -------   -------   -------

         Total Other Income               29,276      31,504      50,871    56,752    44,907    39,766    50,842    42,979    54,737
                                         -------     -------     -------   -------   -------   -------   -------   -------   -------

311136 Cost of Sales - AV                  2,119       2,733       3,491     3,628     3,181     2,631     3,605     3,057     3,741
311136 Cost of Sales - Banq. Other         1,210         821       1,841     2,633     1,200     1,133     2,002     1,673     2,512
                                         -------     -------     -------   -------   -------   -------   -------   -------   -------

       Food Department Profit            (17,736)      3,390      (6,718)  107,928   131,239    90,390   133,491   152,347   122,948
                                         =======     =======     =======   =======   =======   =======   =======   =======   =======

       Food Department (continued)       Oct-95    Nov-95    Dec-95      Totals        %
                                      =====================================================

       Total Food Dept. Exp.             258,647   251,382   292,165   $3,052,008     58.9%
                                         -------   -------   -------   ----------     ----

       Departmental Profit               156,363   109,956    48,339     $673,504     13.0%
                                         -------   -------   -------   ----------     ----

311270 Public Room Rental                  7,560     9,091     3,669      118,546      2.3%
311262 Banquet Other                       4,045     5,886     4,498       89,569      1.7%
311228 Audio/Visual                       12,109    10,442     3,860      214,350      4.1%
311229 Banq Gratuity Recovery              7,545     5,267     5,174       58,345      1.1%
311262 Room Srv. Del. Chrg                     0         0         0            0      0.0%
311262 Bev Entertainment Chg.                  0         0         0            0      0.0%
                                         -------   -------   -------   ----------     ----

       Total Other Income                 31,259    30,686    17,201     $480,780      9.3%
                                         -------   -------   -------   ----------     ----

311136 Cost of Sales - AV                  1,816     1,566       579       32,147      0.6%
311136 Cost of Sales - Banq. Other           809     1,177       899       17,910      0.3%
                                         -------   -------   -------   ----------     ----

       Food Department Profit            184,997   137,899    64,062   $1,104,227     21.3%
                                         =======   =======   =======   ==========     ====

                 Data File       Annual  Jan-95    Feb-95     Mar-95    Apr-95    May-95    Jun-95    Jul-95    Aug-95    Sep-95
       =========================================================================================================================
       Food Department - Revenues:
        Room Service
        Room Serv   Cvs - BRK     NA        417       849        894       785       915       852       849       853       829
        Room Serv   Cvs - /OR     NA        0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Room Serv   AC. - BRK     NA       7.04      7.04       7.04      7.04      7.04      7.04      7.04      7.07      7.04
         Total Covers                       417       849        894       785       915       852       849       853       829
         Total Revenue                    2,935     5,974      6,295     5,529     6,441     6,001     5,980     6,033     5,835

        Room Serv   Cvs - LUNCH   NA        156       106         60        30        38        36        39        36        41
        Room Serv   Cvs - /OR               0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Room Serv   AC. - LUNCH   NA       6.56      6.56       6.56      6.56      6.56      6.56      6.56      6.56      6.56
         Total Covers                       156       106         60        30        38        36        39        36        41
         Total Revenue                    1,026       696        391       198       250       233       253       233       272

        Room Serv   Cvs - DIN     NA        677       902      1,133       846       991       924     1,004     1,209       995
        Room Serv   Cvs - /OR               0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Room Serv   AC. - DIN     NA      13.05     13.05      14.50     14.50     14.50     14.50     14.50     14.50     14.50
         Total Covers                       677       902      1,133       846       991       924     1,004     1,209       995
         Total Revenue                    8,840    11,767     16,423    12,263    14,371    13,391    14,556    17,529    14,423

       Total Room Service Covers          1,251     1,856      2,086     1,661     1,944     1,812     1,892     2,098     1,865
311079 Total Room Service Revenue       $12,801   $18,437    $23,109   $17,990   $21,062   $19,625   $20,739   $23,795   $20,530
       Average Check                     $10.24     $9.93     $11.08    $10.83    $10.83    $10.83    $10.99    $11.34    $11.01
        Room Service AM Covers              573       955        954       816       953       888       888       889       870
        Room Service PM Covers              677       902      1,133       846       991       924     1,004     1,209       995
       -------------------------------------------------------------------------------------------------------------------------

       PARK AVENUE CAFE
        Outlet #1   Cvs - BRK     NA          0         0          0         0         0         0         0         0         0
        Outlet #1   Cvs - /OR     NA        0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Outlet #1   AC. - BRK     NA       0.00      0.00       0.00      0.00      0.00      0.00      0.00      0.00      0.00
         Total Covers                         0         0          0         0         0         0         0         0         0
         Total Revenue                        0         0          0         0         0         0         0         0         0

        Outlet #1   Cvs - LUNCH   NA          0         0          0         0         0         0         0         0         0
        Outlet #1   Cvs - /OR               0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Outlet #1   AC. - LUNCH   NA       0.00      0.00       0.00      0.00      0.00      0.00      0.00      0.00      0.00
         Total Covers                         0         0          0         0         0         0         0         0         0
         Total Revenue                        0         0          0         0         0         0         0         0         0

        Outlet #1   Cvs - BRUNCH  NA          0         0          0         0         0         0         0         0         0
        Outlet #1   Cvs - /OR               0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Outlet #1   AC. - BRUNCH  NA       0.00      0.00       0.00      0.00      0.00      0.00      0.00      0.00      0.00
         Total Covers                         0         0          0         0         0         0         0         0         0
         Total Revenue                        0         0          0         0         0         0         0         0         0

        Outlet #1   Cvs - OTHLUN  NA          0         0          0         0         0         0         0         0         0
        Outlet #1   Cvs - /OR               0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Outlet #1   AC. - OTHLUN  NA       0.00      0.00       0.00      0.00      0.00      0.00      0.00      0.00      0.00
         Total Covers                         0         0          0         0         0         0         0         0         0
         Total Revenue                        0         0          0         0         0         0         0         0         0

        Outlet #1   Cvs - DIN     NA      1,500     3,000      3,000     4,000     4,500     5,000     5,000     5,000     5,000
        Outlet #1   Cvs - /OR               0.0       0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0
        Outlet #1   AC. - DIN     NA      26.00     26.00      26.00     36.00     36.00     36.00     36.00     36.00     36.00
         Total Covers                     1,500     3,000      3,000     4,000     4,500     5,000     5,000     5,000     5,000
         Total Revenue                   39,000    78,000     79,000   144,000   162,000   180,000   180,000   180,000   180,000

                 Data File          Oct-95     Nov-95    Dec-95     Totals
       ====================================================================
       Food Department - Revenues:
       Room Service
        Room Serv   Cvs - BRK        1,672      1,094       735     10,745
        Room Serv   Cvs - /OR          0.0        0.0       0.0          0
        Room Serv   AC. - BRK         7.04       7.04      7.04      $7.04
         Total Covers                1,672      1,094       735     10,745
         Total Revenue              11,770      7,705     5,172     75,670

        Room Serv   Cvs - LUNCH        264        337       396      1,538
        Room Serv   Cvs - /OR          0.0        0.0       0.0          0
        Room Serv   AC. - LUNCH       6.56       6.56      6.56      $6.56
         Total Covers                  264        337       396      1,538
         Total Revenue               1,732      2,209     2,595     10,088

        Room Serv   Cvs - DIN          704        674       565     10,622
        Room Serv   Cvs - /OR          0.0        0.0       0.0          0
        Room Serv   AC. - DIN        14.50      14.50     14.50     $14.28
         Total Covers                  704        674       565     10,622
         Total Revenue              10,207      9,766     8,194    151,730

       Total Room Service Covers     2,640      2,105     1,695     22,905
311079 Total Room Service Revenue  $23,708    $19,680   $15,961   $237,487
       Average Check                 $8.98      $9.35     $9.41     $10.37
        Room Service AM Covers       1,936      1,431     1,130     12,283
        Room Service PM Covers         704        674       565     10,622
       --------------------------------------------------------------------

       PARK AVENUE CAFE
        Outlet #1   Cvs - BRK            0          0         0          0
        Outlet #1   Cvs - /OR          0.0        0.0       0.0          0
        Outlet #1   AC. - BRK         0.00       0.00      0.00      $0.00
         Total Covers                    0          0         0          0
         Total Revenue                   0          0         0          0

        Outlet #1   Cvs - LUNCH          0          0         0          0
        Outlet #1   Cvs - /OR          0.0        0.0       0.0          0
        Outlet #1   AC. - LUNCH       0.00       0.00      0.00      $0.00
         Total Covers                    0          0         0          0
         Total Revenue                   0          0         0          0

        Outlet #1   Cvs - BRUNCH         0          0         0          0
        Outlet #1   Cvs - /OR          0.0        0.0       0.0          0
        Outlet #1   AC. - BRUNCH      0.00       0.00      0.00      $0.00
         Total Covers                    0          0         0          0
         Total Revenue                   0          0         0          0

        Outlet #1   Cvs - OTHLUN         0          0         0          0
        Outlet #1   Cvs - /OR          0.0        0.0       0.0          0
        Outlet #1   AC. - OTHLUN      0.00       0.00      0.00      $0.00
         Total Covers                    0          0         0          0
         Total Revenue                   0          0         0          0

        Outlet #1   Cvs - DIN        5,000      5,000     5,000     51,000
        Outlet #1   Cvs - /OR          0.0        0.0       0.0          1
        Outlet #1   AC. - DIN        36.00      36.00     36.00      34.[ILLEGIBLE]
         Total Covers                5,000      5,000     5,000     51,000
         Total Revenue             180,000    180,000   180,000  1,751,000

       Data File          Annual    Jan-95    Feb-95    Mar-95     Apr-95    May-95    Jun-95    Jul-95     Aug-95    Sep-95
==============================================================================================================================
 Outlet #1   Cvs -SURF& T   NA             0         0         0          0         0         0         0          0         0
 Outlet #1   Cvs - /OR                   0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #1   AC. -SURF & T  NA          0.00      0.00      0.00       0.00      0.00      0.00      0.00       0.00      0.00
  Total Covers                             0         0         0          0         0         0         0          0         0
  Total Revenue                            0         0         0          0         0         0         0          0         0

 Outlet #1   Cvs -OTHDIN    NA             0         0         0          0         0         0         0          0         0
 Outlet #1   Cvs - /OR                   0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #1   AC. -OTHDIN    NA          0.00      0.00      0.00       0.00      0.00      0.00      0.00       0.00      0.00
  Total Covers                             0         0         0          0         0         0         0          0         0
  Total Revenue                            0         0         0          0         0         0         0          0         0

Total Outlet 1 Covers                  1,500     3,000     3,000      4,000     4,500     5,000     5,000      5,000     5,000
Total Outlet 1 Revenue               $39,000   $78,000   $79,000   $144,000  $162,000  $180,000  $180,000   $180,000  $180,000
Average Check                         $26.00    $26.00    $26.00     $36.00    $36.00    $36.00    $36.00     $36.00    $36.00
------------------------------------------------------------------------------------------------------------------------------

MRS. PARKS TAVERN
 Outlet #2   Cvs -BRK       NA         2,658     2,281     2,742      2,900     3,736     3,552     2,934      3,200     2,901
 Outlet #2   Cvs - /OR      NA           0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #2   AC. -BRK       NA          8.24      8.24      8.24       8.24      8.24      8.24      8.24       8.24      8.24
  Total Covers                         2,658     2,281     2,742      2,900     3,736     3,552     2,934      3,200     2,901
  Total Revenue                       21,902    18,795    22,594     23,896    30,785    29,268    24,176     26,369    23,904

 Outlet #2   Cvs -LUNCH     NA         2,000     2,000     2,500      2,750     3,000     3,500     4,000      4,500     4,000
 Outlet #2   Cvs -/OR       NA           0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #2   AC. -LUNCH     NA         14.00     14.00     14.00      14.00     14.00     14.00     14.00      14.00     14.00
  Total Covers                         2,000     2,000     2,500      2,750     3,000     3,500     4,000      4,500     4,000
  Total Revenue                       28,000    28,000    35,000     38,500    42,000    49,000    56,000     63,000    56,000

 Outlet #2   Cvs - DIN      NA         2,500     2,500     2,500      3,000     3,500     4,000     4,000      4,500     4,500
 Outlet #2   Cvs -/OR       NA           0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #2   AC. -DIN       NA         16.00     16.00     20.00      20.00     20.00     20.00     20.00      20.00     20.00
  Total Covers                         2,500     2,500     2,500      3,000     3,500     4,000     4,000      4,500     4,500
  Total Revenue                       40,000    40,000    50,000     60,000    70,000    80,000    80,000     90,000    90,000

Total Outlet 2 Covers                  7,158     6,781     7,742      8,650    10,236    11,052    10,934     12,200    11,401
Total Outlet 2 Revenue               $89,902   $86,795  $107,594   $122,396  $142,785  $158,268  $160,176   $179,368  $169,904
Average Check                         $12.56    $12.80    $13.90     $14.15    $13.95    $14.32    $14.65     $14.70    $14.90
------------------------------------------------------------------------------------------------------------------------------

COFFEE CART
 Outlet #3   Cvs - BRK      NA         5,211     5,304     5,961      6,041     7,624     7,104     7,722      7,111     8,289
 Outlet #3   Cvs - /OR      NA           0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #3   AC. -BRK       NA          0.53      0.53      0.53       0.53      0.53      0.53      0.53       0.53      0.53
  Total Covers                         5,211     5,304     5,961      6,041     7,624     7,104     7,722      7,111     8,289
  Total Revenue                        2,762     2,811     3,159      3,202     4,041     3,765     4,093      3,169     4,393

 Outlet #3   Cvs -LUNCH     NA             0         0         0          0         0         0         0          0         0
 Outlet #3   Cvs -/OR       NA           0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #3   AC. -LUNCH     NA          0.00      0.00      0.00       0.00      0.00      0.00      0.00       0.00      0.00
  Total Covers                             0         0         0          0         0         0         0          0         0
  Total Revenue                            0         0         0          0         0         0         0          0         0

 Outlet #3   Cvs -DIN       NA             0         0         0          0         0         0         0          0         0
 Outlet #3   Cvs - /OR      NA           0.0       0.0       0.0        0.0       0.0       0.0       0.0        0.0       0.0
 Outlet #3   AC. -DIN       NA          0.00      0.00      0.00       0.00      0.00      0.00      0.00       0.00      0.00
  Total Covers                             0         0         0          0         0         0         0          0         0
  Total Revenue                            0         0         0          0         0         0         0          0         0

       Data File            Oct-95    Nov-95     Dec-95      Totals
======================================================================
 Outlet #1   Cvs -SURF& T          0         0          0           0
 Outlet #1   Cvs - /OR           0.0       0.0        0.0           0
 Outlet #1   AC. -SURF & T      0.00      0.00       0.00       $0.00
  Total Covers                     0         0          0           0
  Total Revenue                    0         0          0           0

 Outlet #1   Cvs -OTHDIN           0         0          0           0
 Outlet #1   Cvs - /OR           0.0       0.0        0.0           0
 Outlet #1   AC. -OTHDIN        0.00      0.00       0.00       $0.00
  Total Covers                     0         0          0           0
  Total Revenue                    0         0          0           0

Total Outlet 1 Covers          5,000     5,000      5,000      51,000
Total Outlet 1 Revenue      $180,000  $180,000   $180,000  $1,761,000
Average Check                 $36.00    $36.00     $36.00      $[ILLEGIBLE]
----------------------------------------------------------------------

MRS. PARKS TAVERN
 Outlet #2   Cvs -BRK          3,960     4,546      3,108      38,519
 Outlet #2   Cvs - /OR           0.0       0.0        0.0           0
 Outlet #2   AC. -BRK           8.24      8.24       8.24       $8.24
  Total Covers                 3,960     4,546      3,109      38,518
  Total Revenue               32,630    37,459     25,610     317,388

 Outlet #2   Cvs -LUNCH        4,000     4,000      4,000      40,250
 Outlet #2   Cvs -/OR            0.0       0.0        0.0           0
 Outlet #2   AC. -LUNCH        14.00     14.00      14.00      $14.00
  Total Covers                 4,000     4,000      4,000      40,250
  Total Revenue               56,000    56,000     56,000     563,500

 Outlet #2   Cvs - DIN         4,500     4,000      4,000      43,500
 Outlet #2   Cvs -/OR            0.0       0.0        0.0           1
 Outlet #2   AC. -DIN          20.00     20.00      20.00      $19.54
  Total Covers                 4,500     4,000      4,000      43,500
  Total Revenue               90,000    80,000     80,000     850,000

Total Outlet 2 Covers         12,460    12,546     11,108     122,269
Total Outlet 2 Revenue      $178,630  $173,459   $161,610  $1,730,988
Average Check                 $14.34    $13.83     $14.55      $14.16

COFFEE CART
 Outlet #3   Cvs - BRK         8,799     8,419      5,651      83,236
 Outlet #3   Cvs - /OR           0.0       0.0        0.0           1
 Outlet #3   AC. -BRK           0.53      0.53       0.53       $0.53
  Total Covers                 8,799     8,419      5,651      83,236
  Total Revenue                4,663     4,462      2,995      44,115

 Outlet #3   Cvs -LUNCH            0         0          0           0
 Outlet #3   Cvs -/OR            0.0       0.0        0.0           0
 Oultet #3   AC. -LUNCH         0.00      0.00       0.00       $0.00
  Total Covers                     0         0          0           0
  Total Revenue                    0         0          0           0

 Outlet #3   Cvs -DIN              0         0          0           0
 Outlet #3   Cvs - /OR           0.0       0.0        0.0           0
 Outlet #3   AC. -DIN           0.00      0.00       0.00       $0.00
  Total Covers                     0         0          0           0
  Total Revenue                    0         0          0           0

====================================================================================================================================
        Data File              Annual      Jan-95    Feb-95    Mar-95     Apr-95    May-95      Jun-95    Jul-95   Aug-95   Sep-95
====================================================================================================================================
Total Outlet 3 Covers                       5,211     5,304     5,961      6,041     7,624       7,104     7,222    7,111    8,289
Total Outlet 3 Revenue                     $2,762    $2,811    $3,159     $3,202    $4,041      $3,765    $4,093   $3,769   $4,393
Average Check                               $0.53     $0.53     $0.53      $0.53     $0.53       $0.53     $0.53    $0.53    $0.53
------------------------------------------------------------------------------------------------------------------------------------
Food Outlet #4
  Outlet #4 Cvs-BRK                NA           0         0         0          0         0           0         0        0        0
  Outlet #4 Cvs-/OR                NA         0.0       0.0       0.0        0.0       0.0         0.0       0.0      0.0      0.0
  Outlet #4 AC.-BRK                NA        0.00      0.00      0.00       0.00      0.00        0.00      0.00     0.00     0.00
     Total Covers                               0         0         0          0         0           0         0        0        0
     Total Revenue                              0         0         0          0         0           0         0        0        0

  Outlet #4 Cvs-LUNCH              NA           0         0         0          0         0           0         0        0        0
  Outlet #4 Cvs-/OR                NA         0.0       0.0       0.0        0.0       0.0         0.0       0.0      0.0      0.0
  Outlet #4 AC.-LUNCH              NA        0.00      0.00      0.00       0.00      0.00        0.00      0.00     0.00     0.00
     Total Covers                               0         0         0          0         0           0         0        0        0
     Total Revenue                              0         0         0          0         0           0         0        0        0

  Outlet #4 Cvs-DIN                NA           0         0         0          0         0           0         0        0        0
  Outlet #4 Cvs-/OR                NA         0.0       0.0       0.0        0.0       0.0         0.0       0.0      0.0      0.0
  Outlet #4 AC.-DIN                NA        0.00      0.00      0.00       0.00      0.00        0.00      0.00     0.00     0.00
     Total Covers                               0         0         0          0         0           0         0        0        0
     Total Revenue                              0         0         0          0         0           0         0        0        0

  Total Outlet 4 Covers                         0         0         0          0         0           0         0        0        0
  Total Outlet 4 Revenue                       $0        $0        $0         $0        $0          $0        $0       $0       $0
  Average Check                             $0.00     $0.00     $0.00      $0.00     $0.00       $0.00     $0.00    $0.00    $0.00
------------------------------------------------------------------------------------------------------------------------------------
Food Outlet #5
  Outlet #5 Cvs-BRK                NA           0         0         0          0         0           0         0        0        0
  Outlet #5 Cvs-/OR                NA         0.0       0.0       0.0        0.0       0.0         0.0       0.0      0.0      0.0
  Outlet #5 AC.-BRK                NA        0.00      0.00      0.00       0.00      0.00        0.00      0.00     0.00     0.00
     Total Covers                               0         0         0          0         0           0         0        0        0
     Total Revenue                              0         0         0          0         0           0         0        0        0

  Outlet #5 Cvs-LUNCH              NA           0         0         0          0         0           0         0        0        0
  Outlet #5 Cvs-/OR                NA         0.0       0.0       0.0        0.0       0.0         0.0       0.0      0.0      0.0
  Outlet #5 AC.-LUNCH              NA        0.00      0.00      0.00       0.00      0.00        0.00      0.00     0.00     0.00
     Total Covers                               0         0         0          0         0           0         0        0        0
     Total Revenue                              0         0         0          0         0           0         0        0        0

  Outlet #5 Cvs-DIN                NA           0         0         0          0         0           0         0        0        0
  Outlet #5 Cvs-/OR                NA         0.0       0.0       0.0        0.0       0.0         0.0       0.0      0.0      0.0
  Outlet #5 AC.-DIN                NA        0.00      0.00      0.00       0.00      0.00        0.00      0.00     0.00     0.00
     Total Covers                               0         0         0          0         0           0         0        0        0
     Total Revenue                              0         0         0          0         0           0         0        0        0

Total Outlet 5 Covers                           0         0         0          0         0           0         0        0        0
Total Outlet 5 Revenue                         $0        $0        $0         $0        $0          $0        $0       $0       $0
Average Check                               $0.00     $0.00     $0.00      $0.00     $0.00       $0.00     $0.00    $0.00    $0.00
------------------------------------------------------------------------------------------------------------------------------------
Food Outlet #6
  Outlet #6 Cvs-BRK                NA           0         0         0          0         0           0         0        0        0
  Outlet #6 Cvs-/OR                NA         0.0       0.0       0.0        0.0       0.0         0.0       0.0      0.0      0.0
  Outlet $6 AC.-BRK                NA        0.00      0.00      0.00       0.00      0.00        0.00      0.00     0.00     0.00
     Total Covers                               0         0         0          0         0           0         0        0        0
     Total Revenue                              0         0         0          0         0           0         0        0        0

=======================================================================================  ============
     Data File                 Annual              Oct-95        Nov-95         Dec-95      Totals
=======================================================================================  ============
Total Outlet 3 Covers                               8,799         8,419          5,651        83,236
Total Outlet 3 Revenue                             $4,663        $4,462         $2,995       $44,115
Average Check                                       $0.53         $0.53          $0.53         $0.53
---------------------------------------------------------------------------------------  ------------
Food Outlet #4
  Outlet #4 Cvs-BRK                NA                   0             0              0             0
  Outlet #4 Cvs-/OR                NA                 0.0           0.0            0.0             0
  Outlet #4 AC.-BRK                NA                0.00          0.00           0.00         $0.00
     Total Covers                                       0             0              0             0
     Total Revenue                                      0             0              0             0

  Outlet #4 Cvs-LUNCH              NA                   0             0              0             0
  Outlet #4 Cvs-/OR                NA                 0.0           0.0            0.0             0
  Outlet #4 AC.-LUNCH              NA                0.00          0.00           0.00         $0.00
     Total Covers                                       0             0              0             0
     Total Revenue                                      0             0              0             0

  Outlet #4 Cvs-DIN                NA                   0             0              0             0
  Outlet #4 Cvs-/OR                NA                 0.0           0.0            0.0             0
  Outlet #4 AC.-DIN                NA                0.00          0.00           0.00         $0.00
     Total Covers                                       0             0              0             0
     Total Revenue                                      0             0              0             0

  Total Outlet 4 Covers                                 0             0              0             0
  Total Outlet 4 Revenue                               $0            $0             $0            $0
  Average Check                                     $0.00         $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------  ------------
Food Outlet #5
  Outlet #5 Cvs-BRK                NA                   0             0              0             0
  Outlet #5 Cvs-/OR                NA                 0.0           0.0            0.0             0
  Outlet #5 AC.-BRK                NA                0.00          0.00           0.00         $0.00
     Total Covers                                       0             0              0             0
     Total Revenue                                      0             0              0             0

  Outlet #5 Cvs-LUNCH              NA                   0             0              0             0
  Outlet #5 Cvs-/OR                NA                 0.0           0.0            0.0             0
  Outlet #5 AC.-LUNCH              NA                0.00          0.00           0.00         $0.00
     Total Covers                                       0             0              0             0
     Total Revenue                                      0             0              0             0

  Outlet #5 Cvs-DIN                NA                   0             0              0             0
  Outlet #5 Cvs-/OR                NA                 0.0           0.0            0.0             0
  Outlet #5 AC.-DIN                NA                0.00          0.00           0.00         $0.00
     Total Covers                                       0             0              0             0
     Total Revenue                                      0             0              0             0

Total Outlet 5 Covers                                   0             0              0             0
Total Outlet 5 Revenue                                 $0            $0             $0            $0
Average Check                                       $0.00         $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------  ------------
Food Outlet #6
  Outlet #6 Cvs-BRK                NA                   0             0              0             0
  Outlet #6 Cvs-/OR                NA                 0.0           0.0            0.0             0
  Outlet $6 AC.-BRK                NA                0.00          0.00           0.00         $0.00
     Total Covers                                       0             0              0             0
     Total Revenue                                      0             0              0             0


====================================================================================================================================
     Data File                 Annual          Jan-95    Feb-95     Mar-95     Apr-95     May-95     Jun-95     Jul-95     Aug-95
====================================================================================================================================
  Outlet #6 Cvs-LUNCH              NA               0         0          0          0          0          0          0          0
  Outlet #6 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #6 AC.-LUNCH              NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0
     Total Revenue                                  0         0          0          0          0          0          0          0

  Outlet #6 Cvs-DIN                NA               0         0          0          0          0          0          0          0
  Outlet #6 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #6 AC.-DIN                NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0
     Total Revenue                                  0         0          0          0          0          0          0          0

Total Outlet 6 Covers                               0         0          0          0          0          0          0          0
Total Outlet 6 Revenue                             $0        $0         $0         $0         $0         $0         $0         $0
Average Check                                   $0.00     $0.00      $0.00      $0.00      $0.00      $0.00      $0.00      $0.00
------------------------------------------------------------------------------------------------------------------------------------
Food Outlet #7
  Outlet #7 Cvs-BRK                NA               0         0          0          0          0          0          0          0
  Outlet #7 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #7 AC.-BRK                NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0
     Total Revenue                                  0         0          0          0          0          0          0          0

  Outlet #7 Cvs-LUNCH              NA               0         0          0          0          0          0          0          0
  Outlet #7 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #7 AC.-LUNCH              NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0
     Total Revenue                                  0         0          0          0          0          0          0          0

  Outlet #7 Cvs-DIN                NA               0         0          0          0          0          0          0          0
  Outlet #7 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #7 AC.-DIN                NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0
     Total Revenue                                  0         0          0          0          0          0          0          0

Total Outlet 7 Covers                               0         0          0          0          0          0          0          0
Total Outlet 7 Revenue                             $0        $0         $0         $0         $0         $0         $0         $0
Average Check                                   $0.00     $0.00      $0.00      $0.00      $0.00      $0.00      $0.00      $0.00
------------------------------------------------------------------------------------------------------------------------------------
  Outlet #8 Cvs-BRK                NA               0         0          0          0          0          0          0          0
  Outlet #8 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #8 AC.-BRK                NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0
     Total Revenue                                  0         0          0          0          0          0          0          0

  Outlet #8 Cvs-LUNCH              NA               0         0          0          0          0          0          0          0
  Outlet #8 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #8 AC.-LUNCH              NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0
     Total Revenue                                  0         0          0          0          0          0          0          0

  Outlet #8 Cvs-DIN                NA               0         0          0          0          0          0          0          0
  Outlet #8 Cvs-/OR                NA             0.0       0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Outlet #8 AC.-DIN                NA            0.00      0.00       0.00       0.00       0.00       0.00       0.00       0.00
     Total Covers                                   0         0          0          0          0          0          0          0

========================================================================================================  ============
     Data File                 Annual                 Sep-95        Oct-95        Nov-95         Dec-95        Totals
========================================================================================================  ============
  Outlet #6 Cvs-LUNCH              NA                      0             0             0              0             0
  Outlet #6 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #6 AC.-LUNCH              NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0
     Total Revenue                                         0             0             0              0             0

  Outlet #6 Cvs-DIN                NA                      0             0             0              0             0
  Outlet #6 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #6 AC.-DIN                NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0
     Total Revenue                                         0             0             0              0             0

Total Outlet 6 Covers                                      0             0             0              0             0
Total Outlet 6 Revenue                                    $0            $0            $0             $0            $0
Average Check                                          $0.00         $0.00         $0.00          $0.00         $0.00
--------------------------------------------------------------------------------------------------------  ------------
Food Outlet #7
  Outlet #7 Cvs-BRK                NA                      0             0             0              0             0
  Outlet #7 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #7 AC.-BRK                NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0
     Total Revenue                                         0             0             0              0             0

  Outlet #7 Cvs-LUNCH              NA                      0             0             0              0             0
  Outlet #7 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #7 AC.-LUNCH              NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0
     Total Revenue                                         0             0             0              0             0

  Outlet #7 Cvs-DIN                NA                      0             0             0              0             0
  Outlet #7 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #7 AC.-DIN                NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0
     Total Revenue                                         0             0             0              0             0

Total Outlet 7 Covers                                      0             0             0              0             0
Total Outlet 7 Revenue                                    $0            $0            $0             $0            $0
Average Check                                          $0.00         $0.00         $0.00          $0.00         $0.00
--------------------------------------------------------------------------------------------------------  ------------
  Outlet #8 Cvs-BRK                NA                      0             0             0              0             0
  Outlet #8 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #8 AC.-BRK                NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0
     Total Revenue                                         0             0             0              0             0

  Outlet #8 Cvs-LUNCH              NA                      0             0             0              0             0
  Outlet #8 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #8 AC.-LUNCH              NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0
     Total Revenue                                         0             0             0              0             0

  Outlet #8 Cvs-DIN                NA                      0             0             0              0             0
  Outlet #8 Cvs-/OR                NA                    0.0           0.0           0.0            0.0             0
  Outlet #8 AC.-DIN                NA                   0.00          0.00          0.00           0.00         $0.00
     Total Covers                                          0             0             0              0             0

====================================================================================================================================
            Data File                           Annual               Jan-95            Feb-95           Mar-95            Apr-95
====================================================================================================================================
            Total Revenue                                                 0                 0                0                 0

       Total Outlet 8 Covers                                              0                 0                0                 0
       Total Outlet 8 Revenue                                            $0                $0               $0                $0
       Average Check                                                  $0.00             $0.00            $0.00             $0.00
       -----------------------------------------------------------------------------------------------------------------------------
       Food Outlet #9
          Outlet #9 Cvs-BRK                        NA                     0                 0                0                 0
          Outlet #9 Cvs-/OR                        NA                   0.0               0.0              0.0               0.0
          Outlet #9 AC.-BRK                        NA                  0.00              0.00             0.00              0.00
            Total Covers                                                  0                 0                0                 0
            Total Revenue                                                 0                 0                0                 0

          Outlet #9 Cvs-LUNCH                      NA                     0                 0                0                 0
          Outlet #9 Cvs-/OR                        NA                   0.0               0.0              0.0               0.0
          Outlet #9 AC.-LUNCH                      NA                  0.00              0.00             0.00              0.00
            Total Covers                                                  0                 0                0                 0
            Total Revenue                                                 0                 0                0                 0

          Outlet #9 Cvs-DIN                        NA                     0                 0                0                 0
          Outlet #9 Cvs-/OR                        NA                   0.0               0.0              0.0               0.0
          Outlet #9 AC.-DIN                        NA                  0.00              0.00             0.00              0.00
            Total Covers                                                  0                 0                0                 0
            Total Revenue                                                 0                 0                0                 0

          Total Outlet 9 Covers                                           0                 0                0                 0
          Total Outlet 9 Revenue                                         $0                $0               $0                $0
          Average Check                                               $0.00             $0.00            $0.00             $0.00
       -----------------------------------------------------------------------------------------------------------------------------
          Total Regular Covers                                       13,869            15,085           16,703            18,691
311037    Total Regular Food Revenue                               $131,664          $167,607         $188,753          $269,598
          Average Check                                               $9.49            $11.11           $11.30            $14.42
            Total AM Covers (exc.RS)                                  9.869             9,585           11,203            11,691
            Total PM Covers                                           4,000             5,500            5,500             7,000
       -----------------------------------------------------------------------------------------------------------------------------
       Banquet
         Banquet Covers    -BRK                     NA                  288               106              179               121
         Banquet Covers    /OR                      NA                  0.0               0.0              0.0               0.0
         Banquet Avg.Chk. -BRK                      NA                12.72             12.72            12.72             12.72
            Total Covers                                                288               106              179               121
311008      Total Revenue                                             2,651             1,349            2,275             1,537

         Banquet Covers -LUNCH                      NA                1,928             1,273            1,311             1,102
         Banquet Covers    /OR                      NA                  0.0               0.0              0.0               0.0
         Banquet Avg.Chk-LUNCH                      NA                22.50             22.50            22.50             29.50
            Total Covers                                             1928.0             1,273            1,311             1,102
311009      Total Revenue                                            43,382            28,642           29,507            32,523


         Banquet Covers -DINNER                     NA                521.0               212              596               423
         Banquet Covers      /OR                    NA                  0.0               0.0              0.0               0.0
         Banquet AvgChk-Dinner                      NA                30.00             30.00            30.00             38.00
            Total  Covers                                             521.0               212              596               423
311010      Total  Revenue                                           15,633             6,365           17,883            16,069

          Banquet Covers-RECEPT                     NA                  208               477              179               544
          Banquet Covers    /OR                     NA                  0.0               0.0              0.0               0.0
          Banquet AvgChk-RECEPT                     NA                18.00             18.00            18.00             28.00

====================================================================================================================================
            Data File                                May-95            Jun-95           Jul-95            Aug-95            Sep-95
====================================================================================================================================
            Total Revenue                                 0                 0                0                 0                 0

       Total Outlet 8 Covers                              0                 0                0                 0                 0
       Total Outlet 8 Revenue                            $0                $0               $0                $0                $0
       Average Check                                  $0.00             $0.00            $0.00             $0.00             $0.00
       -----------------------------------------------------------------------------------------------------------------------------
       Food Outlet #9
          Outlet #9 Cvs-BRK                               0                 0                0                 0                 0
          Outlet #9 Cvs-/OR                             0.0               0.0              0.0               0.0               0.0
          Outlet #9 AC.-BRK                            0.00              0.00             0.00              0.00              0.00
            Total Covers                                  0                 0                0                 0                 0
            Total Revenue                                 0                 0                0                 0                 0

          Outlet #9 Cvs-LUNCH                             0                 0                0                 0                 0
          Outlet #9 Cvs-/OR                             0.0               0.0              0.0               0.0               0.0
          Outlet #9 AC.-LUNCH                          0.00              0.00             0.00              0.00              0.00
            Total Covers                                  0                 0                0                 0                 0
            Total Revenue                                 0                 0                0                 0                 0

          Outlet #9 Cvs-DIN                               0                 0                0                 0                 0
          Outlet #9 Cvs-/OR                             0.0               0.0              0.0               0.0               0.0
          Outlet #9 AC.-DIN                            0.00              0.00             0.00              0.00              0.00
            Total Covers                                  0                 0                0                 0                 0
            Total Revenue                                 0                 0                0                 0                 0

          Total Outlet 9 Covers                           0                 0                0                 0                 0
          Total Outlet 9 Revenue                         $0                $0               $0                $0                $0
          Average Check                               $0.00             $0.00            $0.00             $0.00             $0.00
       -----------------------------------------------------------------------------------------------------------------------------
          Total Regular Covers                       22,360            23,156           23,656            24,311            24,698
311037    Total Regular Food Revenue               $309,825          $342,034         $344,269          $363,137          $354,297
          Average Check                              $13.81            $14.77           $14.55            $14.94            $14.35
            Total AM Covers (exc.RS)                 14,360            14,156           14,656            14,911            15,190
            Total PM Covers                           8,000             9,000            9,000             9,500             9,500
       -----------------------------------------------------------------------------------------------------------------------------
       Banquet
         Banquet Covers    -BRK                         229                89              386               450               497
         Banquet Covers    /OR                          0.0               0.0              0.0               0.0               0.0
         Banquet Avg.Chk. -BRK                        12.72             12.72            12.72             14.50             12.72
            Total Covers                                229                29              386               450               497
311008      Total Revenue                             2,009             1,130            4,911             6,525             6,326

         Banquet Covers -LUNCH                        1,601               924            1,776             1,850             2,072
         Banquet Covers    /OR                          0.0               0.0              0.0               0.0               0.0
         Banquet Avg.Chk-LUNCH                        29.50             29.50            28.50             28.50             24.50
            Total Covers                              1,601               924            1,776             1,850             2,072
311009      Total Revenue                            47,231            27,244           50,618            52,725            50,770


         Banquet Covers -DINNER                       1,067               710              309               825               481
         Banquet Covers      /OR                        0.0               0.0              0.0               0.0               0.0
         Banquet AvgChk-Dinner                        30.00             38.00            38.00             38.00             38.00
            Total  Covers                             1,067               710              309               825               481
311010      Total  Revenue                           32,021            26,995            9,266            31,350            18,276

          Banquet Covers-RECEPT                         915               213               77               250               497
          Banquet Covers    /OR                         0.0               0.0              0.0               0.0               0.0
          Banquet AvgChk-RECEPT                       18.00             28.00            19.00             36.00             19.00

================================================================================================    ==============
            Data File                                Oct-95            Nov-95           Dec-95          Totals
================================================================================================    ==============
            Total Revenue                                 0                 0                0                  0

       Total Outlet 8 Covers                              0                 0                0                  0
       Total Outlet 8 Revenue                            $0                $0               $0                 $0
       Average Check                                  $0.00             $0.00            $0.00              $0.00
       -----------------------------------------------------------------------------------------------------------------------------
       Food Outlet #9
          Outlet #9 Cvs-BRK                               0                 0                0                  0
          Outlet #9 Cvs-/OR                             0.0               0.0              0.0                0.0
          Outlet #9 AC.-BRK                            0.00              0.00             0.00               0.00
            Total Covers                                  0                 0                0                  0
            Total Revenue                                 0                 0                0                  0

          Outlet #9 Cvs-LUNCH                             0                 0                0                  0
          Outlet #9 Cvs-/OR                             0.0               0.0              0.0                0.0
          Outlet #9 AC.-LUNCH                          0.00              0.00             0.00               0.00
            Total Covers                                  0                 0                0                  0
            Total Revenue                                 0                 0                0                  0

          Outlet #9 Cvs-DIN                               0                 0                0                  0
          Outlet #9 Cvs-/OR                             0.0               0.0              0.0                0.0
          Outlet #9 AC.-DIN                            0.00              0.00             0.00               0.00
            Total Covers                                  0                 0                0                  0
            Total Revenue                                 0                 0                0                  0

          Total Outlet 9 Covers                           0                 0                0                  0
          Total Outlet 9 Revenue                         $0                $0               $0                 $0
          Average Check                               $0.00             $0.00            $0.00              $0.00
       -----------------------------------------------------------------------------------------    --------------------------------
          Total Regular Covers                       26,259            25,965           21,759            256,504
311037    Total Regular Food Revenue               $363,294          $357,921         $344,605         $3,536,003
          Average Check                              $13.84            $13.70           $15.84             $13.79
            Total AM Covers (exc.RS)                 16,759            16,965           12,759            162,004
            Total PM Covers                           9,000             9,000            9,000             94,000
       -----------------------------------------------------------------------------------------    --------------------------------
       Banquet
         Banquet Covers    -BRK                         616               105              679              3,664
         Banquet Covers    /OR                          0.0               0.0              0.0                  0
         Banquet Avg.Chk. -BRK                         1272              1272            12.72             $12.94
            Total Covers                                616               105              678              3,664
311008      Total Revenue                             7,835             1,339            8,626             47,412

         Banquet Covers -LUNCH                        2,024             1,347              622             17,830
         Banquet Covers    /OR                          0.0               0.0              0.0                  0
         Banquet Avg.Chk-LUNCH                        22.50             28.50            22.50              25.83
            Total Covers                              2,024             1,347              622             17,930
311009      Total Revenue                            45,535            38,391           13,986            460,554


         Banquet Covers -DINNER                       2,112               925              849              9,030
         Banquet Covers      /OR                        0.0               0.0              0.0                  0
         Banquet AvgChk-Dinner                        30.00             36.00            30.00             $32.78
            Total  Covers                             2,112               926              848              9,030
311010      Total  Revenue                           63,353            33,339           25,430            295,980

          Banquet Covers-RECEPT                       1,496             1,010            1,500             7367.0
          Banquet Covers    /OR                         0.0               0.0              0.0                  0
          Banquet AvgChk-RECEPT                       18.00             24.00            26.00             $21.75

====================================================================================================================================
            Data File                           Annual               Jan-95            Feb-95           Mar-95            Apr-95
====================================================================================================================================
          Total Covers                                                208.0               477              179               544
311007    Total Revenue                                              3752.0             8,592            3,219            15,223

       Banquet Covers COF BRK                       NA               2606.0             3,023            3,755             3,625
       Banquet Covers   /OR                         NA                  0.0               0.0              0.0               0.0
       Banquet AvgChk COF BRK                       NA                10.00             10.00            10.00             14.56
          Total Covers                                                2,606             3,023            3,755             3,625
311007    Total Revenue                                              26,055            30,233           37,554            52,774

       Total Banquet Covers                                           5,472             5,092            6,021             5,814
       Total Banquet Revenue                                        $91,473           $75,181          $90,438          $118,127
       Average Check                                                 $16.72            $14.77           $15.02            $20.32
       Total AM Banquet Covers                                        4,742             4,402            5,246             4,848
       Total PM Banquet Covers                                          730               690              775               967
       -----------------------------------------------------------------------------------------------------------------------------
       Total All Food Revenue                                      $235,937          $261,225         $302,300          $405,714
       Total All Covers                                              20,591            22,033           24,810            26,167
       -----------------------------------------------------------------------------------------------------------------------------
       Other Revenues:
311270  Public Room Rental                          N/A               5,460             6,255           14,272            14,765
311262  Banquet Other                               N/A               6,054             4,109            9,205            13,165
311228  Audio/Visual                                N/A              14,129            18,224           23,276            24,193
311229  Banq Gratuity Recover                       3.5%                 NA                NA               NA                NA
311262  Room Srv. Del.Chrg                          0                     0                 0                0                 0
311262  Bev Entertainment Chg                       0                     0                 0                0                 0
       -----------------------------------------------------------------------------------------------------------------------------
       Food Department - Cost of Sales:
311100  Food Cost %                                 NA                29.00%            29.00%           29.00%            28.00%
311136  Audio/Visual Cost %                         NA                15.00%            15.00%           15.00%            15.00%
311136  Banquet Other Cost %                        NA                20.00%            20.00%           20.00%            20.00%
       -----------------------------------------------------------------------------------------------------------------------------
       Food Department - Payroll
       Roga Service/Restaurant
         Restaurant Manager
       Minimum Hours/Week Required                                   114.00            114.00            96.00            114.00
       Adequate to covers of -----)                                99999.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                        504               456              425               488
       Maximum monthly hours allowed                                    750               750              750               750
       Hourly Wage                                                   $15.00            $15.00           $15.00            $15.00

         Asst. Restaurant Manager
       Minimum Hours/Week Required                                   112.00            112.00           112.00            112.00
       Adequate to covers of -----)                                99999.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                      496.0               448              496               480
       Maximum monthly hours allowed                                  1,500             1,500            1,500             1,500
       Hourly Wage                                                   $12.78            $12.78           $12.78            $12.78

         Room Service Supervisor
       Minimum Hours/Week Required                                     0.00              0.00             0.00              0.00
       Adequate to covers of -----)                                    0.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx

====================================================================================================================================
            Data File                                May-95            Jun-95           Jul-95            Aug-95            Sep-95
====================================================================================================================================
          Total Covers                                  915               213               77               250               497
311007    Total Revenue                              16,468             5,967            1,390             6,500             8,952

       Banquet Covers COF BRK                         4,727             2,557            4,093             1,000             4,145
       Banquet Covers   /OR                             0.0               0.0              0.0               0.0               0.0
       Banquet AvgChk COF BRK                         10.00             16.00            10.00             16.00             14.00
          Total Covers                                4,727             2,557            4,093             1,000             4,145
311007    Total Revenue                              47,269            40,919           40,927            16,000            58,023

       Total Banquet Covers                           8,539             4,493            6,641             4,375             7,692
       Total Banquet Revenue                       $145,897          $102,255         $107,112          $113,100          $142,348
       Average Check                                 $17.09            $22.76           $16.13            $25.85            $18.51
       Total AM Banquet Covers                        6,557             3,570            6,255             3,300             6,714
       Total PM Banquet Covers                        1,982               924              386             1,075               978
       -----------------------------------------------------------------------------------------------------------------------------
       Total All Food Revenue                      $475,795          $463,914         $472,170          $500,032          $517,175
       Total All Covers                              32,843            29,461           32,189            30,784            34,247
       -----------------------------------------------------------------------------------------------------------------------------
       Other Revenues:
311270  Public Room Rental                           11,520            12,295           12,568             9,726            11,335
311262  Banquet Other                                 6,002             5,669           10,010             8,366            12,560
311228  Audio/Visual                                 21,210            17,543           24,038            20,385            24,941
311229  Banq Gratuity Recover                            NA                NA               NA                NA                NA
311262  Room Srv. Del.Chrg                                0                 0                0                 0                 0
311262  Bev Entertainment Chg                             0                 0                0                 0                 0
       -----------------------------------------------------------------------------------------------------------------------------
       Food Department - Cost of Sales:
311100  Food Cost %                                   28.00%            28.00%           28.00%            28.00%            28.00%
311136  Audio/Visual Cost %                           15.00%            15.00%           15.00%            15.00%            15.00%
311136  Banquet Other Cost %                          20.00%            20.00%           20.00%            20.00%            20.00%
       -----------------------------------------------------------------------------------------------------------------------------
       Food Department - Payroll
       Roga Service/Restaurant
         Restaurant Manager
       Minimum Hours/Week Required                   114.00            112.00           114.00            112.00            114.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                        504               403              504               496               488
       Maximum monthly hours allowed                    750               750              750               750               750
       Hourly Wage                                   $15.00            $15.00           $15.00            $15.00            $15.00

         Asst. Restaurant Manager
       Minimum Hours/Week Required                   112.00            112.00           112.00            112.00            112.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                        496               480              496               496               480
       Maximum monthly hours allowed                  1,500             1,500            1,500             1,500             1,500
       Hourly Wage                                   $12.78            $12.78           $12.78            $12.78            $12.78

         Room Service Supervisor
       Minimum Hours/Week Required                     0.00              0.00             0.00              0.00              0.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx

===============================================================================================    ==============
            Data File                               Oct-95            Nov-95           Dec-95          Totals
===============================================================================================    ==============
          Total Covers                               1,496             1,010            1,500              7,367
311007    Total Revenue                             26,925            24,247           39,000            160,236

       Banquet Covers COF BRK                        4,575             2,694            1,800             39,608
       Banquet Covers   /OR                            0.0               0.0              0.0                0
       Banquet AvgChk COF BRK                        10.00             10.00            14.00             $11.60
          Total Covers                               4,575             2,694            1,808             38,608
311007    Total Revenue                             45,755            26,941           25,316            447,766

       Total Banquet Covers                         10,823             6,083            5,456             76,500
       Total Banquet Revenue                      $189,402          $124,256         $112,358         $1,411,946
       Average Check                                $17.50            $20.43           $20.59             $18.46
       Total AM Banquet Covers                       7,215             4,146            3,108             60,103
       Total PM Banquet Covers                       3,608             1,936            2,348             16,397
       ----------------------------------------------------------------------------------------    -------------
       Total All Food Revenue                     $576,404          $501,857         $472,924         $5,185,437
       Total All Covers                             39,721            34,152           28,910            355,909
       ----------------------------------------------------------------------------------------    -------------
       Other Revenues:
311270  Public Room Rental                           7,560             9,091            3,669            118,516
311262  Banquet Other                                4,045             5,886            4,498             89,569
311228  Audio/Visual                                12,109            10,442            3,860            214,350
311229  Banq Gratuity Recover                           NA                NA               NA                 NA
311262  Room Srv. Del.Chrg                               0                 0                0                  0
311262  Bev Entertainment Chg                            0                 0                0                  0
       ----------------------------------------------------------------------------------------    -------------
       Food Department - Cost of Sales:
311100  Food Cost %                                  28.00%            28.00%           28.00%
311136  Audio/Visual Cost %                          15.00%            15.00%           15.00%
311136  Banquet Other Cost %                         20.00%            20.00%           20.00%
       ----------------------------------------------------------------------------------------    -------------
       Food Department - Payroll
       Roga Service/Restaurant
         Restaurant Manager
       Minimum Hours/Week Required                  112.00               114              114
       Adequate to covers of -----)                     xx                xx               xx
       Covers where max needed:                         xx                xx               xx
       Incremental Hrs./Cover                           xx                xx               xx
       Incremental Hrs. for the Mon.                     0                 0                0
       Total Hours for the Month                       496               488              504              5,933
       Maximum monthly hours allowed                   750               750              750              0.070
       Hourly Wage                                  $15.00            $15.00           $15.00

         Asst. Restaurant Manager
       Minimum Hours/Week Required                  112.00            112.00           112.00
       Adequate to covers of -----)                     xx                xx               xx
       Covers where max needed:                         xx                xx               xx
       Incremental Hrs./Cover                           xx                xx               xx
       Incremental Hrs. for the Mon.                     0                 0                0
       Total Hours for the Month                       496               480              496              5,940
       Maximum monthly hours allowed                 1,500             1,500            1,500              0.070
       Hourly Wage                                  $12.78            $12.78           $12.78

         Room Service Supervisor
       Minimum Hours/Week Required                    0.00              0.00             0.00
       Adequate to covers of -----)                     xx                xx               xx
       Covers where max needed:                         xx                xx               xx

====================================================================================================================================
            Data File                              Annual            Jan-95            Feb-95           Mar-95            Apr-95
====================================================================================================================================
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                          0                 0                0                 0
       Maximum monthly hours allowed                                      0                 0                0                 0
       Hourly Wage                                                    $0.00             $0.00            $0.00             $0.00

         Hostess/Cashier
       Minimum Hours/Week Required                                   112.00            112.00           112.00            112.00
       Adequate to covers of -----)                                    0.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                      496.0               448              496               480
       Maximum monthly hours allowed                                    750               750              750               750
       Hourly Wage                                                    $7.00             $7.00            $7.00             $7.00

        Food Server - AM
       Minimum Hours/Week Required                                   446.00            446.00           446.00            446.00
       Adequate to covers of -----)                                  100.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                     1975.0             1,784            1,975             1,911
       Maximum monthly hours allowed                                  3,000             3,000            3,000             3,000
       Hourly Wage                                                    $3.25             $3.25            $3.25             $3.25

        Food Server - PM
       Minimum Hours/Week Required                                  1150.00           1150.00          1150.00           1300.00
       Adequate to covers of -----)                                  100.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                      5,092             4,600            5,092             5,571
       Maximum monthly hours allowed                                  9,500             9,500            9,500             9,500
       Hourly Wage                                                    $3.00             $3.00            $3.00             $3.00

        Dining Room Busser
       Minimum Hours/ Weeks Required                                   0.00              0.00             0.00              0.00
       Adequate to covers of -----)                                    0.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                          0                 0                0                 0
       Maximum monthly hours allowed                                      0                 0                0                 0
       Hourly Wage                                                    $0.00             $0.00            $0.00             $0.00

         Room Service Server
       Minimum Hours/Week Required                                   232.00            232.00           232.00            232.00
       Adequate to covers of -----)                                  100.00                xx               xx                xx
       Covers where max needed:                                        0.00                xx               xx                xx
       Incremental Hrs./Cover                                          0.00                xx               xx                xx
       Incremental Hrs. for the Mon.                                      0                 0                0                 0
       Total Hours for the Month                                      1,027               928            1,027               994
       Maximum monthly hours allowed                                  1,500             1,500            1,500             1,500
       Hourly Wage                                                    $3.95             $3.95            $4.00             $4.05

       Room Service Operator

====================================================================================================================================
            Data File                                May-95            Jun-95           Jul-95            Aug-95            Sep-95
====================================================================================================================================
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                          0                 0                0                 0                 0
       Maximum monthly hours allowed                      0                 0                0                 0                 0
       Hourly Wage                                    $0.00             $0.00            $0.00             $0.00             $0.00

         Hostess/Cashier
       Minimum Hours/Week Required                   112.00            112.00           112.00            112.00            112.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                        496               480              496               496               480
       Maximum monthly hours allowed                    750               750              750               750               750
       Hourly Wage                                    $7.00             $7.00            $7.00             $7.00             $7.00

        Food Server - AM
       Minimum Hours/Week Required                   446.00            446.00           446.00            446.00            446.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                      1,975             1,911            1,975             1,975             1,911
       Maximum monthly hours allowed                  3,000             3,000            3,000             3,000             3,000
       Hourly Wage                                    $3.25             $3.25            $3.25             $3.25             $3.25

        Food Server - PM
       Minimum Hours/Week Required                  1300.00           1400.00          1400.00           1500.00           1500.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                      5,757             6,000            6,200             6,642             6,428
       Maximum monthly hours allowed                  9,500             9,500            9,500             9,500             9,500
       Hourly Wage                                    $3.00             $3.00            $3.00             $3.00             $3.00

        Dining Room Busser
       Minimum Hours/ Weeks Required                   0.00              0.00             0.00              0.00              0.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                          0                 0                0                 0                 0
       Maximum monthly hours allowed                      0                 0                0                 0                 0
       Hourly Wage                                    $0.00             $0.00            $0.00             $0.00             $0.00

         Room Service Server
       Minimum Hours/Week Required                   232.00            232.00           232.00            232.00            232.00
       Adequate to covers of -----)                      xx                xx               xx                xx                xx
       Covers where max needed:                          xx                xx               xx                xx                xx
       Incremental Hrs./Cover                            xx                xx               xx                xx                xx
       Incremental Hrs. for the Mon.                      0                 0                0                 0                 0
       Total Hours for the Month                      1,027               994            1,027             1,027               994
       Maximum monthly hours allowed                  1,500             1,500            1,500             1,500             1,500
       Hourly Wage                                    $4.05             $4.05            $4.05             $4.05             $4.05

       Room Service Operator

================================================================================================    ==============
            Data File                                Oct-95            Nov-95           Dec-95          Totals
================================================================================================    ==============
       Incremental Hrs./Cover                            xx                xx               xx
       Incremental Hrs. for the Mon.                      0                 0                0
       Total Hours for the Month                          0                 0                0                  0
       Maximum monthly hours allowed                      0                 0                0              0.000
       Hourly Wage                                    $0.00             $0.00            $0.00

         Hostess/Cashier
       Minimum Hours/Week Required                   112.00            112.00           112.00
       Adequate to covers of -----)                      xx                xx               xx
       Covers where max needed:                          xx                xx               xx
       Incremental Hrs./Cover                            xx                xx               xx
       Incremental Hrs. for the Mon.                      0                 0                0
       Total Hours for the Month                        496               480              496              5,840
       Maximum monthly hours allowed                    750               750              750              0.070
       Hourly Wage                                    $7.00             $7.00            $7.00

        Food Server - AM
       Minimum Hours/Week Required                   446.00            446.00           446.00
       Adequate to covers of -----)                      xx                xx               xx
       Covers where max needed:                          xx                xx               xx
       Incremental Hrs./Cover                            xx                xx               xx
       Incremental Hrs. for the Mon.                      0                 0                0
       Total Hours for the Month                      1,975             1,911            1,975             23,253
       Maximum monthly hours allowed                  3,000             3,000            3,000              0.279
       Hourly Wage                                    $3.25             $3.25            $3.25

        Food Server - PM
       Minimum Hours/Week Required                  1600.00           1600.00          1600.00
       Adequate to covers of -----)                      xx                xx               xx
       Covers where max needed:                          xx                xx               xx
       Incremental Hrs./Cover                            xx                xx               xx
       Incremental Hrs. for the Mon.                      0                 0                0
       Total Hours for the Month                      7,085             6,857            7,085             72,407
       Maximum monthly hours allowed                  9,500             9,500            9,500              0.970
       Hourly Wage                                    $3.00             $3.00            $3.00

        Dining Room Busser
       Minimum Hours/ Weeks Required                   0.00              0.00             0.00
       Adequate to covers of -----)                      xx                xx               xx
       Covers where max needed:                          xx                xx               xx
       Incremental Hrs./Cover                            xx                xx               xx
       Incremental Hrs. for the Mon.                      0                 0                0
       Total Hours for the Month                          0                 0                0                  0
       Maximum monthly hours allowed                      0                 0                0              0.000
       Hourly Wage                                    $0.00             $0.00            $0.00

         Room Service Server
       Minimum Hours/Week Required                   232.00            232.00           232.00
       Adequate to covers of -----)                      xx                xx               xx
       Covers where max needed:                          xx                xx               xx
       Incremental Hrs./Cover                            xx                xx               xx
       Incremental Hrs. for the Mon.                      0                 0                0
       Total Hours for the Month                      1,027               994            1,027             12,073
       Maximum monthly hours allowed                  1,500             1,500            1,500              0.145
       Hourly Wage                                    $4.05             $4.05            $4.10

       Room Service Operator

====================================================================================================================================
              Data File           Annual               Jan-95      Feb-95        Mar-95       Apr-95     May-95     Jun-95
====================================================================================================================================
        Minimum Hours/Week Required                      0.00        0.00          0.00         0.00       0.00       0.00
        Adequate to covers of -----)                     0.00          xx            xx           xx         xx         xx
        Covers where max needed                          0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                           0           0             0            0          0          0
        Maximum monthly hours allowed                       0           0             0            0          0          0
        Hourly Wage                                     $0.00       $0.00         $0.00        $0.00      $0.00      $0.00

         Busser - AM
        Minimum Hours/Week Required                      0.00        0.00          0.00         0.00       0.00       0.00
        Adequate to covers of -----)                     0.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                           0           0             0            0          0          0
        Maximum monthly hours allowed                       0           0             0            0          0          0
        Hourly Wage                                     $0.00       $0.00         $0.00        $0.00      $0.00      $0.00

         Busser - PM
        Minimum Hours/Week Required                      0.00        0.00          0.00         0.00       0.00       0.00
        Adequate to covers of -----)                     0.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                           0           0             0            0          0          0
        Maximum monthly hours allowed                       0           0             0            0          0          0
        Hourly Wage                                     $0.00       $0.00         $0.00        $0.00      $0.00      $0.00

        Room Service/Restaurant - Total Wages
311304   Restaurant Manager                            $7,560      $6,840        $6,375       $7,320     $7,560     $7,200
311304   Asst. Restaurant Manager                       6,339       5,725         6,339        6,134      6,339      6,134
311304   Room Service Supervisor                            0           0             0            0          0          0
311317   Hostess/Cashier                                3,472       3,136         3,472        3,360      3,472      3,360
311319   Food Server - AM                               6,419       5,798         6,419        6,211      6,419      6,211
311319   Food Server - PM                              15,276      13,800        15,276       16,713     17,271     18,000
311321   Dining Room Busser                                 0           0             0            0          0          0
311344   Room Service Server                            4,057       3,666         4,108        4,026      4,159      4,026
311345   Room Service Operator                              0           0             0            0          0          0
311321   Busser - AM                                        0           0             0            0          0          0
311321   Busser - PM                                        0           0             0            0          0          0
                                                      -------     -------       -------       ------    -------    -------
        Total Room Serv./Rest. Wages                  $43,122     $38,965       $41,989       43,764    $45,220    $44,931
                                                      -------     -------       -------       ------    -------    -------

        Banquet - Hours per Week
         Banquet Manager
        Minimum Hours/Week Required                     38.00       32.00         40.00        38.00      38.00      40.00
        Adequate to covers of -----)                   100.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         168         128           177          162        168        171
        Maximum monthly hours allowed                     350         350           350          350        350        350
        Hourly Wage                                    $13.63      $13.63        $13.63       $13.63     $13.63     $13.63

         Asst. Banquet Manager
        Minimum Hours/Week Required                     51.00       51.00         62.00        81.00      74.00      71.00

=========================================================================================================================== ========
              Data File            Annual              Jul-95      Aug-95       Sep-95      Oct-95     Nov-95     Dec-95     Totals
=========================================================================================================================== ========
        Minimum Hours/Week Required                      0.00        0.00         0.00        0.00       0.00       0.00
        Adequate to covers of -----)                       xx          xx           xx          xx         xx         xx
        Covers where max needed                            xx          xx           xx          xx         xx         xx
        Incremental Hrs./Cover                             xx          xx           xx          xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0            0           0          0          0
        Total Hours for the Month                           0           0            0           0          0          0          0
        Maximum monthly hours allowed                       0           0            0           0          0          0      0.000
        Hourly Wage                                     $0.00       $0.00        $0.00       $0.00      $0.00      $0.00

         Busser - AM
        Minimum Hours/Week Required                      0.00        0.00         0.00        0.00       0.00       0.00
        Adequate to covers of -----)                       xx          xx           xx          xx         xx         xx
        Covers where max needed:                           xx          xx           xx          xx         xx         xx
        Incremental Hrs./Cover                             xx          xx           xx          xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0            0           0          0          0
        Total Hours for the Month                           0           0            0           0          0          0          0
        Maximum monthly hours allowed                       0           0            0           0          0          0      0.000
        Hourly Wage                                     $0.00       $0.00        $0.00       $0.00      $0.00      $0.00

         Busser - PM
        Minimum Hours/Week Required                      0.00        0.00         0.00        0.00       0.00       0.00
        Adequate to covers of -----)                       xx          xx           xx          xx         xx         xx
        Covers where max needed:                           xx          xx           xx          xx         xx         xx
        Incremental Hrs./Cover                             xx          xx           xx          xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0            0           0          0          0
        Total Hours for the Month                           0           0            0           0          0          0          0
        Maximum monthly hours allowed                       0           0            0           0          0          0      0.000
        Hourly Wage                                     $0.00       $0.00        $0.00       $0.00      $0.00      $0.00

        Room Service/Restaurant - Total Wages
 11304   Restaurant Manager                            $7,560      $7,440       $7,320      $7,440     $7,320     $7,560    $97,495
 11304   Asst. Restaurant Manager                       6,339       6,339        6,134       6,339      6,134      6,339     74,635
 11304   Room Service Supervisor                            0           0            0           0          0          0          0
 11317   Hostess/Cashier                                3,472       3,472        3,360       3,472      3,360      3,472     40,980
 11319   Food Server - AM                               6,419       6,419        6,211       6,419      6,211      6,419     75,572
 11319   Food Server - PM                              18,600      19,926       19,284      21,255     20,571     21,255    217,227
 11321   Dining Room Busser                                 0           0            0           0          0          0          0
 11344   Room Service Server                            4,159       4,159        4,026       4,159      4,026      4,211     48,781
 11345   Room Service Operator                              0           0            0           0          0          0          0
 11321   Busser - AM                                        0           0            0           0          0          0          0
 11321   Busser - PM                                        0           0            0           0          0          0          0
                                                      -------     -------      -------     -------    -------    -------   --------
        Total Room Serv./Rest. Wages                  $46,549     $47,755      $46,335     $49,084    $47,622    $49,255   $544,591
                                                      -------     -------      -------     -------    -------    -------   --------

        Banquet - Hours per Week
         Banquet Manager
        Minimum Hours/Week Required                     30.00       40.00        38.00       40.00      38.00      38.00
        Adequate to covers of -----)                       xx          xx           xx          xx         xx         xx
        Covers where max needed:                           xx          xx           xx          xx         xx         xx
        Incremental Hrs./Cover                             xx          xx           xx          xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0            0           0          0          0
        Total Hours for the Month                         132         177          162         177        162        168      1,952
        Maximum monthly hours allowed                     350         350          350         350        350        350      0.023
        Hourly Wage                                    $13.63      $13.63       $13.63      $13.63     $13.63     $13.63

         Asst. Banquet Manager
        Minimum Hours/Week Required                     67.00       67.00        77.00       71.00      60.00      53.00

====================================================================================================================================
            Data File           Annual                 Jan-95      Feb-95        Mar-95       Apr-95     May-95     Jun-95
====================================================================================================================================
        Adequate to covers of -----)                   100.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         225         204           274          347        327        304
        Maximum monthly hours allowed                     500         500           500          500        500        500
        Hourly Wage                                     $5.00       $5.15         $5.15        $5.15      $5.15      $5.15

         Banquet Supervisor
        Minimum Hours/Week Required                     38.00       55.00         58.00        58.00      50.00      58.00
        Adequate to covers of -----)                   100.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         168         220           256          248        221        248
        Maximum monthly hours allowed                     500         500           500          500        500        500
        Hourly Wage                                     $4.59       $4.59         $4.59        $4.59      $4.59      $4.77

         Banquet Server - AM
        Minimum Hours/Week Required                    120.00      110.00        138.00       146.00     150.00     110.00
        Adequate to covers of -----)                   100.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         531         440           611          625        664        471
        Maximum monthly hours allowed                     950         950           950          950        950        950
        Hourly Wage                                     $4.46       $4.46         $4.46        $4.46      $4.46      $4.52

         Banquet Server - PM
        Minimum Hours/Week Required                      0.00        0.00          0.00         0.00       0.00       0.00
        Adequate to covers of -----)                     0.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                           0           0             0            0          0          0
        Maximum monthly hours allowed                       0           0             0            0          0          0
        Hourly Wage                                     $0.00       $0.00         $0.00        $0.00      $0.00      $0.00

         Banquet Utility                                95.00      140.00        160.00       180.00     100.00     165.00
        Minimum Hours/Week Required                    100.00          xx            xx           xx         xx         xx
        Adequate to covers of -----)                     0.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                              0           0             0            0          0          0
        Incremental Hrs. for the Mon.                     420         560           708          771        841        707
        Total Hours for the Month                       1,500       1,500         1,500        1,500      1,500      1,500
        Maximum monthly hours allowed                   $6.24       $6.26         $6.31        $6.31      $6.31      $6.31
        Hourly Wage

        Banquet - Total Wages
311305   Banquet Manager                               $2,290      $1,745        $2,413       $2,208     $2,290     $2,331
311305   Asst. Banquet Manager                          1,125       1,051         1,411        1,787      1,684      1,566
311305   Banquet Supervisor                               771       1,010         1,175        1,138      1,014      1,183
311323   Banquet Server - AM                            2,368       1,962         2,725        2,788      2,961      2,129
311323   Banquet Server - PM                                0           0             0            0          0          0
311324   Banquet Utility                                2,621       3,506         4,467        4,865      5,307      4,461
                                                        -----       -----         -----        -----      -----      -----
        Total Banquet Wages                            $9,175      $9,273       $12,191       12,786    $13,256    $11,669

=========================================================================================================================== ========
            Data File            Annual                Jul-95     Aug-95         Sep-95    Oct-95     Nov-95     Dec-95      Totals
=========================================================================================================================== ========
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         296        296            330       314        257        234       3,408
        Maximum monthly hours allowed                     500        500            500       500        500        500       0.041
        Hourly Wage                                     $5.15      $5.15          $5.15     $5.15      $5.15      $5.15

         Banquet Supervisor
        Minimum Hours/Week Required                     55.00      55.00          62.00     55.00      50.00      38.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         243        243            265       243        214        168       2,737
        Maximum monthly hours allowed                     500        500            500       500        500        500       0.033
        Hourly Wage                                     $4.77      $4.77          $4.77     $4.77      $4.77      $4.77

         Banquet Server - AM
        Minimum Hours/Week Required                    120.00     122.00         170.00    165.00     140.00     136.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         531        540            728       730        600        602       7,073
        Maximum monthly hours allowed                     950        950            950       950        950        950       0.085
        Hourly Wage                                     $4.52      $4.52          $4.52     $4.52      $4.52      $4.52

         Banquet Server - PM
        Minimum Hours/Week Required                      0.00       0.00           0.00      0.00       0.00       0.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                           0          0              0         0          0          0           0
        Maximum monthly hours allowed                       0          0              0         0          0          0       0.000
        Hourly Wage                                     $0.00      $0.00          $0.00     $0.00      $0.00      $0.00

         Banquet Utility                               160.00     166.00         300.00    195.00     180.00     140.00
        Minimum Hours/Week Required                        xx         xx             xx        xx         xx         xx
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                              0          0              0         0          0          0
        Incremental Hrs. for the Mon.                     708        735          1,285       863        771        620       8,989
        Total Hours for the Month                       1,500      1,500          1,500     1,500      1,500      1,500       0.108
        Maximum monthly hours allowed                   $6.31      $6.37          $6.37     $6.44      $6.49      $6.49
        Hourly Wage

        Banquet - Total Wages
 11305   Banquet Manager                               $1,799     $2,413         $2,208    $2,413     $2,208     $2,290     $26,606
 11305   Asst. Banquet Manager                          1,524      1,524          1,700     1,617      1,324      1,205      17,517
 11305   Banquet Supervisor                             1,159      1,159          1,264     1,159      1,021        801      12,855
 11323   Banquet Server - AM                            2,400      2,441          3,349     3,800      2,712      2,721      31,856
 11323   Banquet Server - PM                                0          0              0         0          0          0           0
 11324   Banquet Utility                                4,467      4,682          8,185     5,558      5,004      4,024      57,147
                                                        -----      -----          -----     -----      -----      -----      ------
        Total Banquet Wages                           $11,350    $12,219        $16,706   $14,046    $12,260    $11,041    $145,981

====================================================================================================================================
            Data File        Annual                    Jan-95      Feb-95        Mar-95       Apr-95     May-95     Jun-95
====================================================================================================================================
        Kitchen & Stewarding
         Executive Chef
        Minimum Hours/Week Required                      0.00        0.00          0.00         0.00       0.00       0.00
        Adequate to covers of -----)                     0.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                           0           0             0            0          0          0
        Maximum monthly hours allowed                       0           0             0            0          0          0
        Hourly Wage                                     $0.00       $0.00         $0.00        $0.00      $0.00      $0.00

        TAVERN CHEF
        Minimum Hours/Week Required                     38.00       38.00         32.00        38.00      38.00      40.00
        Adequate to covers of -----)                  9999.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         168         152           141          162        168        171
        Maximum monthly hours allowed                     500         500           500          500        500        500
        Hourly Wage                                    $15.62      $15.62        $15.62       $15.62     $15.62     $15.62

         Sous Chef
        Minimum Hours/Week Required                    114.00      114.00        112.00       114.00     114.00     112.00
        Adequate to covers of -----)                  9999.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         504         456           496          488        504        480
        Maximum monthly hours allowed                   1,500       1,500         1,500        1,500      1,500      1,500
        Hourly Wage                                    $15.87      $15.87        $15.87       $15.87     $15.87     $15.87

         Banquet Chef (based on total banq covers)
        Minimum Hours/Week Required                     38.00       38.00         32.00        38.00      38.00      40.00
        Adequate to covers of -----)                  9999.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         168         152           141          162        168        171
        Maximum monthly hours allowed                     500         500           500          500        500        500
        Hourly Wage                                    $12.42      $12.42        $12.42       $12.42     $12.42     $12.42

         Butcher/Saucier
        Minimum Hours/Week Required                     38.00       38.00         32.00        38.00      38.00      40.00
        Adequate to covers of -----)                  9999.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.00          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         168         152           141          162        168        171
        Maximum monthly hours allowed                     350         350           350          350        350        350
        Hourly Wage                                    $12.50      $12.50        $12.50       $12.50     $12.50     $12.50

         AM Cook (based on total AM covers)
        Minimum Hours/Week Required                    200.00      200.00        200.00       200.00     200.00     200.00
        Adequate to covers of -----)                   100.00          xx            xx           xx         xx         xx
        Covers where max needed:                         0.00          xx            xx           xx         xx         xx

=========================================================================================================================== ========
            Data File            Annual                Jul-95     Aug-95         Sep-95    Oct-95     Nov-95     Dec-95      Totals
=========================================================================================================================== ========
        Kitchen & Stewarding
         Executive Chef
        Minimum Hours/Week Required                      0.00       0.00           0.00      0.00       0.00       0.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                           0          0              0         0          0          0           0
        Maximum monthly hours allowed                       0          0              0         0          0          0       0.000
        Hourly Wage                                     $0.00      $0.00          $0.00     $0.00      $0.00      $0.00

        TAVERN CHEF
        Minimum Hours/Week Required                     38.00      40.00          38.00     32.00      38.00      38.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         168        177            162       141        162        168       1,940
        Maximum monthly hours allowed                     500        500            500       500        500        500       0.023
        Hourly Wage                                    $15.62     $15.62         $15.62    $15.62     $15.62     $15.62

         Sous Chef
        Minimum Hours/Week Required                    114.00     104.00         114.00    104.00     114.00     114.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         504        460            488       460        488        504       5,832
        Maximum monthly hours allowed                   1,500      1,500          1,500     1,500      1,500      1,500       0.070
        Hourly Wage                                    $15.87     $15.87         $15.87    $15.87     $15.87     $15.87

         Banquet Chef (based on total banq covers)
        Minimum Hours/Week Required                     38.00      32.00          38.00     40.00      38.00      38.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         168        141            162       177        162        168       1,940
        Maximum monthly hours allowed                     500        500            500       500        500        500       0.023
        Hourly Wage                                    $12.42     $12.42         $12.42    $12.42     $12.42     $12.42

         Butcher/Saucier
        Minimum Hours/Week Required                     38.00      32.00          38.00     40.00      38.00      38.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         168        141            162       177        162        168       1,940
        Maximum monthly hours allowed                     350        350            350       350        350        350       0.023
        Hourly Wage                                    $12.50     $12.50         $12.50    $12.50     $12.50     $12.50

         AM Cook (based on total AM covers)
        Minimum Hours/Week Required                    200.00     200.00         200.00    200.00     200.00     200.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx         xx

====================================================================================================================================
            Data File         Annual                    Jan-95      Feb-95        Mar-95       Apr-95     May-95     Jun-95
====================================================================================================================================
        Incremental Hrs./Cover                            0.xx          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                        0           0             0            0          0          0
        Total Hours for the Month                          885         800           885          857        885        857
        Maximum monthly hours allowed                    3,000       3,000         3,000        3,000      3,000      3,000
        Hourly Wage                                      $9.00       $9.00         $9.00        $9.00      $9.00      $9.00

         PM Cook (based on total PM covers)
        Minimum Hours/Week Required                     700.00      700.00        700.00       700.00     700.00     700.00
        Adequate to covers of -----)                    100.xx          xx            xx           xx         xx         xx
        Covers where max needed:                          0.xx          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                            0.xx          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                        0           0             0            0          0          0
        Total Hours for the Month                        3,100       2,800         3,100        3,000      3,100      3,000
        Maximum monthly hours allowed                    4,500       4,500         4,500        4,500      4,500      4,500
        Hourly Wage                                      $9.00       $9.00         $9.00        $9.00      $9.00      $9.00

        PASTRY
        Minimum Hours/Week Required                     196.00      196.00        192.00       196.00     196.00     186.00
        Adequate to covers of -----)                    100.xx          xx            xx           xx         xx         xx
        Covers where max needed:                          0.xx          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                            0.xx          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                        0           0             0            0          0          0
        Total Hours for the Month                          868         784           850          840        868        797
        Maximum monthly hours allowed                    1,500       1,500         1,500        1,500      1,500      1,500
        Hourly Wage                                     $11.66      $11.66        $11.66       $11.66     $11.66     $11.66

         Kitchen Utility
        Minimum Hours/Week Required                     224.00      224.00        224.00       224.00     224.00     224.00
        Adequate to covers of -----)                    100.xx          xx            xx           xx         xx         xx
        Covers where max needed:                          0.xx          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                            0.xx          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                        0           0             0            0          0          0
        Total Hours for the Month                          992         896           992          960        992        960
        Maximum monthly hours allowed                    1,500       1,500         1,500        1,500      1,500      1,500
        Hourly Wage                                      $6.25       $6.25         $6.25        $6.25      $6.25      $6.25

         Night Utility
        Minimum Hours/Week Required                     224.00      224.00        224.00       224.00     224.00     224.00
        Adequate to covers of -----)                    100.xx          xx            xx           xx         xx         xx
        Covers where max needed:                          0.xx          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                            0.xx          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                        0           0             0            0          0          0
        Total Hours for the Month                          992         896           992          960        992        960
        Maximum monthly hours allowed                    1,500       1,500         1,500        1,500      1,500      1,500
        Hourly Wage                                      $6.25       $6.25         $6.25        $6.25      $6.25      $6.25

         Receiver/Clerk
        Minimum Hours/Week Required                      40.00       40.00         40.00        40.00      40.00      40.00
        Adequate to covers of -----)                    100.xx          xx            xx           xx         xx         xx
        Covers where max needed:                          0.xx          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                            0.xx          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                        0           0             0            0          0          0
        Total Hours for the Month                          177         160           177          171        177        171
        Maximum monthly hours allowed                      350         350           350          350        350        350
        Hourly Wage                                      $8.32       $8.32         $8.32        $8.32      $8.32      $8.32

        Stewarding Manager

=========================================================================================================================== ========
            Data File                Annual             Jul-95     Aug-95        Sep-95    Oct-95     Nov-95     Dec-95      Totals
=========================================================================================================================== ========
        Incremental Hrs./Cover                              xx         xx            xx        xx         xx
        Incremental Hrs. for the Mon.                        0          0             0         0          0          0
        Total Hours for the Month                          885        885           857       885        857        885      10,423
        Maximum monthly hours allowed                    3,000      3,000         3,000     3,000      3,000      3,000       0.125
        Hourly Wage                                      $9.00      $9.00         $9.00     $9.00      $9.00      $9.00

         PM Cook (based on total PM covers)
        Minimum Hours/Week Required                     700.00     700.00        700.00    700.00     700.00     700.00
        Adequate to covers of -----)                        xx         xx            xx        xx         xx
        Covers where max needed:                            xx         xx            xx        xx         xx
        Incremental Hrs./Cover                              xx         xx            xx        xx         xx
        Incremental Hrs. for the Mon.                        0          0             0         0          0          0
        Total Hours for the Month                        3,100      3,100         3,000     3,100      3,000      3,100      36,500
        Maximum monthly hours allowed                    4,500      4,500         4,500     4,500      4,500      4,500       0.439
        Hourly Wage                                      $9.00      $9.00         $9.00     $9.00      $9.00      $9.00

        PASTRY
        Minimum Hours/Week Required                     196.00     192.00        196.00    192.00     196.00     196.00
        Adequate to covers of -----)                        xx         xx            xx        xx         xx
        Covers where max needed:                            xx         xx            xx        xx         xx
        Incremental Hrs./Cover                              xx         xx            xx        xx         xx
        Incremental Hrs. for the Mon.                        0          0             0         0          0          0
        Total Hours for the Month                          868        850           840       850        840        868      10,123
        Maximum monthly hours allowed                    1,500      1,500         1,500     1,500      1,500      1,500       0.122
        Hourly Wage                                     $11.66     $11.66        $11.66    $11.66     $11.66     $11.66

         Kitchen Utility
        Minimum Hours/Week Required                     224.00     224.00        224.00    224.00     224.00     224.00
        Adequate to covers of -----)                        xx         xx            xx        xx         xx
        Covers where max needed:                            xx         xx            xx        xx         xx
        Incremental Hrs./Cover                              xx         xx            xx        xx         xx
        Incremental Hrs. for the Mon.                        0          0             0         0          0          0
        Total Hours for the Month                          992        992           960       992        960        992      11,680
        Maximum monthly hours allowed                    1,500      1,500         1,500     1,500      1,500      1,500       0.140
        Hourly Wage                                      $6.25      $6.25         $6.25     $6.25      $6.25      $6.25

         Night Utility
        Minimum Hours/Week Required                     224.00     224.00        224.00    224.00     224.00     224.00
        Adequate to covers of -----)                        xx         xx            xx        xx         xx
        Covers where max needed:                            xx         xx            xx        xx         xx
        Incremental Hrs./Cover                              xx         xx            xx        xx         xx
        Incremental Hrs. for the Mon.                        0          0             0         0          0          0
        Total Hours for the Month                          992        992           960       992        960        992      11,680
        Maximum monthly hours allowed                    1,500      1,500         1,500     1,500      1,500      1,500       0.140
        Hourly Wage                                      $6.25      $6.25         $6.25     $6.25      $6.25      $6.25

         Receiver/Clerk
        Minimum Hours/Week Required                      40.00      40.00         40.00     40.00      40.00      40.00
        Adequate to covers of -----)                        xx         xx            xx        xx         xx
        Covers where max needed:                            xx         xx            xx        xx         xx
        Incremental Hrs./Cover                              xx         xx            xx        xx         xx
        Incremental Hrs. for the Mon.                        0          0             0         0          0          0
        Total Hours for the Month                          177        177           171       177        171        177       2,083
        Maximum monthly hours allowed                      350        350           350       350        350        350  [ILLEGIBLE]
        Hourly Wage                                      $8.32      $8.32         $8.32     $8.32      $8.32      $8.32

        Stewarding Manager

====================================================================================================================================
            Data File            Annual                Jan-95      Feb-95        Mar-95       Apr-95     May-95     Jun-95
====================================================================================================================================
        Minimum Hours/Week Required                     38.00       38.00         32.00        38.00      38.00      40.00
        Adequate to covers of -----)                 99999.xx          xx            xx           xx         xx         xx
        Covers where max needed:                         0.xx          xx            xx           xx         xx         xx
        Incremental Hrs./Cover                           0.xx          xx            xx           xx         xx         xx
        Incremental Hrs. for the Mon.                       0           0             0            0          0          0
        Total Hours for the Month                         168         152           141          162        168        171
        Maximum monthly hours allowed                     350         350           350          350        350        350
        Hourly Wage                                    $11.20      $11.20        $11.20       $11.20     $11.20     $11.20

        Kitchen and Stewarding - Total Wages
311302   Executive Chef                                    $0          $0            $0           $0         $0         $0
311318   Kitchen Manager                                2,624       2,374         2,202        2,530      2,624      2,671
311318   Sous Chef                                      7,998       7,237         7,872        7,745      7,998      7,618
311318   Banquet Chef                                   2,087       1,888         1,751        2,012      2,087      2,124
311318   Butcher/Saucier                                2,100       1,900         1,763        2,025      2,100      2,138
311318   AM Cook                                        7,965       7,200         7,965        7,713      7,965      7,713
311318   PM Cook                                       27,900      25,200        27,900       27,000     27,900     27,000
311326   Pantry                                        10,121       9,141         9,911        9,794     10,121      9,293
311318   Kitchen Utility                                6,200       5,600         6,200        6,000      6,200      6,000
311318   Night Utility                                  6,200       5,600         6,200        6,000      6,200      6,000
311308   Receiver/Clerk                                 1,473       1,331         1,473        1,423      1,473      1,423
311308   Stewarding Manager                             1,882       1,702         1,579        1,814      1,882      1,915
                                                      -------    --------      --------       ------   --------   --------
        Total Kitchen & Steward Wages                 $76,549     $69,174       $74,816      $74,057    $76,549    $73,894
                                                      -------    --------      --------       ------   --------   --------
        F&B Management - Hours per Week
         Food & Beverage Director                           0           0             0            0          0          0
         Asst. Food & Bev. Director                        38          38            40           38         38         32
         F&B Secretary                                     38          38            40           38         38         32

        F&B Management - Hours per Month
         Food & Beverage Director                           0           0             0            0          0          0
         Asst. Food & Bev. Director                       168         152           177          162        168        137
         F&B Secretary                                    168         152           177          162        168        137
        Total F&B Management - Hrs/Mo.                    336         304           354          324        336        274

        F&B Management - Wages per Hour
         Food & Beverage Director                        0.00        0.00          0.00         0.00       0.00       0.00
         Asst. Food & Bev. Director                     19.23       19.23         19.23        19.23      19.23      19.23
         F&B Secretary                                  10.00       10.00         10.00        10.00      10.00      10.00

        F&B Management - Total Wages
311301   Food & Beverage Director                          $0          $0            $0           $0         $0         $0
311301   Asst. Food & Bev. Director                     3,230       2,922         3,403        3,115      3,230      2,634
311301   F&B Secretary                                  1,680       1,520         1,770        1,620      1,680      1,370
                                                      -------    --------      --------       ------   --------   --------
        Total F&B Management Wages                     $4,910      $4,442        $5,173       $4,735     $4,910     $4,004
                                                      -------    --------      --------       ------   --------   --------
        Total Food Salary & Wages                     133,757    $121,854      $134,168       35,341   $139,936   $134,498
                                                      =======    ========      ========       ======   ========   ========

        Bonuses                                             0           0             0            0          0          0
                                                      ---------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

        Food Department -Expenses:

311415   Banquet Expense                                    0         746           705          867      1,009      1,285

=========================================================================================================================== ========
            Data File                  Annual          Jul-95     Aug-95         Sep-95    Oct-95     Nov-95     Dec-95      Totals
=========================================================================================================================== ========
        Minimum Hours/Week Required                     38.00      32.00          38.00     40.00      38.00      38.00
        Adequate to covers of -----)                       xx         xx             xx        xx         xx
        Covers where max needed:                           xx         xx             xx        xx         xx
        Incremental Hrs./Cover                             xx         xx             xx        xx         xx
        Incremental Hrs. for the Mon.                       0          0              0         0          0          0
        Total Hours for the Month                         168        141            162       177        162        168       1,940
        Maximum monthly hours allowed                     350        350            350       350        350        350       0.023
        Hourly Wage                                    $11.20     $11.20         $11.20    $11.20     $11.20     $11.20

        Kitchen and Stewarding - Total Wages
 11302   Executive Chef                                    $0         $0             $0        $0         $0         $0
 11318   Kitchen Manager                                2,624      2,765          2,530     2,202      2,530      2,624      30,303
 11318   Sous Chef                                      7,998      7,300          7,745     7,300      7,745      7,998      92,554
 11318   Banquet Chef                                   2,087      1,751          2,012     2,198      2,012      2,087      24,095
 11318   Butcher/Saucier                                2,100      1,763          2,025     2,213      2,025      2,100      24,250
 11318   AM Cook                                        7,965      7,965          7,713     7,965      7,713      7,965      93,807
 11318   PM Cook                                       27,900     27,900         27,000    27,900     27,000     27,900     328,500
 11326   Pantry                                        10,121      9,911          9,794     9,911      9,794     10,121     118,034
 11318   Kitchen Utility                                6,200      6,200          6,000     6,200      6,000      6,200      73,000
 11318   Night Utility                                  6,200      6,200          6,000     6,200      6,000      6,200      73,000
 11308   Receiver/Clerk                                 1,473      1,473          1,423     1,473      1,423      1,473      17,331
 11308   Stewarding Manager                             1,882      1,579          1,814     1,982      1,814      1,882      21,728
                                                     --------   --------        -------  --------   --------   --------  ----------
        Total Kitchen & Steward Wages                 $76,549    $74,807        $74,057   $75,545    $74,057    $76,549    $896,601
                                                     --------   --------        -------  --------   --------   --------  ----------
        F&B Management - Hours per Week
         Food & Beverage Director                           0          0              0         0          0          0
         Asst. Food & Bev. Director                        38         32             38        40         38         32
         F&B Secretary                                     38         32             38        40         38         32

        F&B Management - Hours per Month
         Food & Beverage Director                           0          0              0         0          0          0           0
         Asst. Food & Bev. Director                       168        141            162       177        162        141       1,915
         F&B Secretary                                    168        141            162       177        162        141       1,915
        Total F&B Management - Hrs/Mo.                    336        282            324       354        324        282       3,830

        F&B Management - Wages per Hour
         Food & Beverage Director                        0.00       0.00           0.00      0.00       0.00       0.00
         Asst. Food & Bev. Director                     19.23      19.23          19.23     19.23      19.23      19.23
         F&B Secretary                                  10.00      10.00          10.00     10.00      10.00      10.00

        F&B Management - Total Wages
 11301   Food & Beverage Director                          $0         $0             $0        $0         $0         $0          $0
 11301   Asst. Food & Bev. Director                     3,230      2,711          3,115     3,403      3,115      2,711      36,819
 11301   F&B Secretary                                  1,680      1,410          1,620     1,770      1,620      1,410      19,150
                                                     --------   --------        -------  --------   --------   --------  ----------
        Total F&B Management Wages                     $4,910     $4,121         $4,735    $5,173     $4,735     $4,121     $55,969
                                                     --------   --------        -------  --------   --------   --------  ----------
        Total Food Salary & Wages                    $139,359   $138,901        141,832  $143,848   $138,682   $140,967  $1,643,142
                                                     ========   ========        =======  ========   ========   ========  ==========

        Bonuses                                             0          0              0         0          0          0
                                                     ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
        Food Department -Expenses:

 11415   Banquet Expense                                1,194      1,276          1,226     1,369     1,621      1,328       1,220

====================================================================================================================================
            Data File                               Annual           Jan-95            Feb-95           Mar-95            Apr-95
====================================================================================================================================
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311425 MGMT INCENTIVE                                    0                0                 0           40,250                 0
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311428 China                                             0                0                 0                0                 0
        % of Food Sales                                 NA             0.40%             0.40%            0.40%             0.40%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311436 Contract Services                                 0                0                 0                0                 0
        % of Food Sales                                 NA             0.30%             0.30%            0.30%             0.30%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311444 Decorations                                       0              497               470              578               673
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311465 ADVERTISING EXPENSE                               0                0                 0                0                 0
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311478 Glassware                                         0                0                 0                0                 0
        % of Food Sales                                 NA             0.20%             0.20%            0.20%             0.20%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311489 CHARGE BACK EXPENSE                         #######                0                 0                0                 0
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311493 Kitchen Fuel                                      0              497               470              578               673
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311506 Licenses & Inspection                             0              746               705              867             1,009
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311508 Linen                                             0              746               705              867             1,009
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311518 Menus & Bev List                                  0              497               470              578               673
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311520 BASE MGMT FEE                                     0                0                 0                0                 0
        % of Food Sales                                 NA             1.50%             1.50%            1.50%             1.50%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311522 Music & Entertainment                             0              497               470              578               673
        % of Food Sales                                 NA             0.00%             0.00%            0.00%             0.00%
        $/Cover                                         NA             0.00              0.00             0.00              0.00

311528 Paper & Plastics                                  0                0                 0                0                 0
        % of Food Sales                                 NA             0.10%             0.10%            0.10%             0.10%

====================================================================================================================================
            Data File                            May-95              Jun-95          Jul-95            Aug-95             Sep-95
====================================================================================================================================
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311425 MGMT INCENTIVE                                 0              40,250               0                 0             40,250
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311428 China                                          0                   0               0                 0                  0
        % of Food Sales                            0.40%               0.40%           0.40%             0.40%              0.40%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311436 Contract Services                              0                   0               0                 0                  0
        % of Food Sales                            0.30%               0.30%           0.30%             0.30%              0.30%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311444 Decorations                                  857                 796             851               817                913
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311465 ADVERTISING EXPENSE                            0                   0               0                 0                  0
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311478 Glassware                                      0                   0               0                 0                  0
        % of Food Sales                            0.20%               0.20%           0.20%             0.20%              0.20%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311489 CHARGE BACK EXPENSE                            0                   0               0                 0                  0
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311493 Kitchen Fuel                                 857                 796             851               817                913
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311506 Licenses & Inspection                      1,285               1,194           1,276             1,226              1,369
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311508 Linen                                      1,295               1,194           1,276             1,226              1,369
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311518 Menus & Bev List                             857                 796             851               817                913
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311520 BASE MGMT FEE                                  0                   0               0                 0                  0
        % of Food Sales                            1.50%               1.50%           1.50%             1.50%              1.50%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311522 Music & Entertainment                        857                 796             851               817                913
        % of Food Sales                            0.00%               0.00%           0.00%             0.00%              0.00%
        $/Cover                                    0.00                0.00            0.00              0.00               0.00

311528 Paper & Plastics                               0                   0               0                 0                  0
        % of Food Sales                            0.10%               0.10%           0.10%             0.10%              0.10%

================================================================================================    ==============
            Data File                             Oct-95            Nov-95            Dec-95             Totals
================================================================================================    ==============
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311425 MGMT INCENTIVE                                  0                 0            40,250
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311428 China                                           0                 0                 0
        % of Food Sales                             0.40%             0.40%             0.40%
        $/Cover                                     0.00              0.00              0.00

311436 Contract Services                               0                 0                 0
        % of Food Sales                             0.30%             0.30%             0.30%
        $/Cover                                     0.00              0.00              0.00

311444 Decorations                                 1,080               892               813
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311465 ADVERTISING EXPENSE                             0                 0                 0
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311478 Glassware                                       0                 0                 0
        % of Food Sales                             0.20%             0.20%             0.20%
        $/Cover                                     0.00              0.00              0.00

311489 CHARGE BACK EXPENSE                             0                 0                 0
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311493 Kitchen Fuel                                1,080               892               813
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311506 Licenses & Inspection                       1,621             1,338             1,220
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311508 Linen                                       1,621             1,338             1,220
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311518 Menus & Bev List                            1,080               892               813
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311520 BASE MGMT FEE                                   0                 0                 0
        % of Food Sales                             1.50%             1.50%             1.50%
        $/Cover                                     0.00              0.00              0.00

311522 Music & Entertainment                       1,080               892               813
        % of Food Sales                             0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00              0.00

311528 Paper & Plastics                                0                 0                 0
        % of Food Sales                             0.10%             0.10%             0.10%

====================================================================================================================================
            Data File                          Annual                 Jan-95            Feb-95         Mar-95              Apr-95
====================================================================================================================================
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

311546 Promotional Beverage                         0                  2,000             2,000          2,500               3,000
        % of Food Sales                            NA                   0.00%             0.00%          0.00%               0.00%
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

311547 Promotional Food                             0                  4,000             4,000          5,000               6,000
        % of Food Sales                            NA                   0.00%             0.00%          0.00%               0.00%
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

311562 Silverware                                   0                      0                 0              0                   0
        % of Food Sales                            NA                   0.20%             0.20%          0.20%               0.20%
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

311567 Operating Supplies                           0                      0                 0              0                   0
        % of Food Sales                            NA                   1.20%             1.20%          1.20%               1.20%
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

311574 Telephone                                    0                    497               470            578                 673
        % of Food Sales                            NA                   0.00%             0.00%          0.00%               0.00%
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

311592 Uniforms                                     0                  1,742             1,646          2,025               2,356
        % of Food Sales                            NA                   0.00%             0.00%          0.00%               0.00%
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

311594 Utensils                                     0                    248               235            289                 336
        % of Food Sales                            NA                   0.00%             0.00%          0.00%               0.00%
        $/Cover                                    NA                   0.00              0.00           0.00                0.00

====================================================================================================================================
            Data File                             May-95            Jun-95           Jul-95            Aug-95            Sep-95
====================================================================================================================================
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

311546 Promotional Beverage                        3,000             4,000            4,000             4,000             4,000
        % of Food Sales                             0.00%             0.00%            0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

311547 Promotional Food                            6,000             8,000            8,000             8,000             8,000
        % of Food Sales                             0.00%             0.00%            0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

311562 Silverware                                      0                 0                0                 0                 0
        % of Food Sales                             0.20%             0.20%            0.20%             0.20%             0.20%
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

311567 Operating Supplies                              0                 0                0                 0                 0
        % of Food Sales                             1.20%             1.20%            1.20%             1.20%             1.20%
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

311574 Telephone                                     857               796              851               817               913
        % of Food Sales                             0.00%             0.00%            0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

311592 Uniforms                                    3,000             2,788            2,978             2,862             3,196
        % of Food Sales                             0.00%             0.00%            0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

311594 Utensils                                      428               398              425               408               456
        % of Food Sales                             0.00%             0.00%            0.00%             0.00%             0.00%
        $/Cover                                     0.00              0.00             0.00              0.00              0.00

================================================================================================    ==============
            Data File                             Oct-95            Nov-95           Dec-95             Totals
================================================================================================    ==============
        $/Cover                                     0.00              0.00             0.00

311546 Promotional Beverage                        4,000             4,000            4,000
        % of Food Sales                             0.00%             0.00%            0.00%
        $/Cover                                     0.00              0.00             0.00

311547 Promotional Food                            8,000             8,000            8,000
        % of Food Sales                             0.00%             0.00%            0.00%
        $/Cover                                     0.00              0.00             0.00

311562 Silverware                                      0                 0                0
        % of Food Sales                             0.20%             0.20%            0.20%
        $/Cover                                     0.00              0.00             0.00

311567 Operating Supplies                              0                 0                0
        % of Food Sales                             1.20%             1.20%            1.20%
        $/Cover                                     0.00              0.00             0.00

311574 Telephone                                   1,080               892              813
        % of Food Sales                             0.00%             0.00%            0.00%
        $/Cover                                     0.00              0.00             0.00

311592 Uniforms                                    3,782             3,123            2,848
        % of Food Sales                             0.00%             0.00%            0.00%
        $/Cover                                     0.00              0.00             0.00

311594 Utensils                                      540               446              447
        % of Food Sales                             0.00%             0.00%            0.00%
        $/Cover                                     0.00              0.00             0.00

       GUEST QUARTERS CHICAGO
       Beverage Department                         Jan-95               Feb-95          Mar-95          Apr-95          May-95
                                                ====================================================================================
321079 Room Service                                 1,087                8,235           3,701           4,940           4,734
321023 PARK AVENUE CAFE                            11,700               23,400          23,400          98,755         104,155
321023 MRS. PARKS TAVERN                           35,750               53,022          56,022          67,225          74,222
321023 Bev. Outlet #3                              13,961               12,199          11,922          12,806          17,001
321023 Bev. Outlet #4                                   0                    0               0               0               0
321023 Bev. Outlet #5                                   0                    0               0               0               0
321023 Bev. Outlet #6                                   0                    0               0               0               0
321023 Bev. Outlet #7                                   0                    0               0               0               0
321023 Bev. Outlet #8                                   0                    0               0               0               0
321023 Bev. Outlet #9                                   0                    0               0               0               0
321023 Manager's Reception                              0                    0               0               0               0
                                                ---------    -----------------    ------------    ------------    ------------
          Total Regular Bev. Rev.                  62,398               96,856          95,045         183,726         200,112
321006 Banquet                                     12,353                8,159          27,232          14,155          30,558
                                                ---------    -----------------    ------------    ------------    ------------
          Total Beverage Revenue                   74,751              105,015         122,277         197,881         230,670
                                                ---------    -----------------    ------------    ------------    ------------
321130 Cost of Beverage                            15,697               22,053          25,678          41,555          48,440
                                                ---------    -----------------    ------------    ------------    ------------
          Total Gross Profit                       59,054               82,962          96,599         156,326         182,230
                                                ---------    -----------------    ------------    ------------    ------------
      Expenses
       Salaries & Wages                            13,688               12,506          13,909          13,489          14,772
321396 Benefits                                     4,315                5,364           5,348           5,162           6,208
321355 Bonuses                                          0                    0               0               0               0
                                                ---------    -----------------    ------------    ------------    ------------
       Salaries, Benefits & Bonuses                18,002               17,869          19,257          18,651          20,979
                                                ---------    -----------------    ------------    ------------    ------------
      Other Expenses                                    0                    0               0               0               0
321415 Banquet Expense                                  0                    0               0               0               0
321471 Bar Expense                                      0                    0               0               0               0
321425 Contracted Labor                                 0                    0               0               0               0
321428 Glassware                                      299                  420             489             791             922
321436 Contracted Services                             50                   50              50              50              50
321444 Decorations                                     74                  105             122             197             230
321465 Equipment Rentals                                0                    0               0               0               0
321489 Ice                                              0                    0               0               0               0
321493 Kitchen Fuel                                     0                    0               0               0               0
321501 Laundry Allocation                               0                    0               0               0               0
321502 Jazz Club Allocation                             0                    0               0               0               0
321506 Licenses & Inspections                       1,420                1,995           2,323           3,759           4,382
321508 Linen                                            0                    0               0               0               0
321518 Menus & Beverage List                           74                  105             122             197             230
321520 BASE MGMT FEE                                1,121                1,575           1,834           2,968           3,460
321522 Music & Entertainment                            0                    0               0               0               0
321528 Paper & Plastics                                 0                    0               0               0               0
321546 Promotional Beverage                             0                    0               0               0               0
321547 Promotional Food                                 0                    0               0               0               0
321549 Purchasing                                       0                    0               0               0               0
321557 Security Allocation                              0                    0               0               0               0
321567 Operating Supplies                             598                  840             978           1,583           1,845
321574 Telephone                                        0                    0               0               0               0
321592 Uniforms                                        74                  105             122             197             230
321594 Utensils                                         0                    0               0               0               0
                                                ---------    -----------------    ------------    ------------    ------------
          Total Other Expenses                      3,710                5,195           6,040           9,742          11,349
                                                ---------    -----------------    ------------    ------------    ------------
       GUEST QUARTERS CHICAGO
       Beverage Department                          May-95         Jun-95          Jul-95          Aug-95          Sep-95
                                                ============================================================================
321079 Room Service                                  4,734          6,416           7,995           4,747           8,633
321023 PARK AVENUE CAFE                            104,155        109,555         109,555         109,555         109,555
321023 MRS. PARKS TAVERN                            74,222         80,402          80,397          75,272          79,397
321023 Bev. Outlet #3                               17,001         17,831          15,366          32,212          15,334
321023 Bev. Outlet #4                                    0              0               0               0               0
321023 Bev. Outlet #5                                    0              0               0               0               0
321023 Bev. Outlet #6                                    0              0               0               0               0
321023 Bev. Outlet #7                                    0              0               0               0               0
321023 Bev. Outlet #8                                    0              0               0               0               0
321023 Bev. Outlet #9                                    0              0               0               0               0
321023 Manager's Reception                               0              0               0               0               0
                                                ----------    -----------    ------------    ------------    ------------
          Total Regular Bev. Rev.                  200,112        214,204         213,313         221,786         211,919
321006 Banquet                                      30,558         19,449          13,655          15,541          26,279
                                                ----------    -----------    ------------    ------------    ------------
          Total Beverage Revenue                   230,670        233,653         226,968         237,327         238,198
                                                ----------    -----------    ------------    ------------    ------------
321130 Cost of Beverage                             48,440         49,067          47,663          49,838          50,021
                                                ----------    -----------    ------------    ------------    ------------
          Total Gross Profit                       182,230        184,586         179,305         187,489         188,177
                                                ----------    -----------    ------------    ------------    ------------
      Expenses
       Salaries & Wages                             14,772         13,403          13,702          14,110          13,652
321396 Benefits                                      6,208          5,022           5,581           5,134           5,519
321355 Bonuses                                           0              0               0               0               0
                                                ----------    -----------    ------------    ------------    ------------
       Salaries, Benefits & Bonuses                 20,979         18,424          19,282          19,243          19,171
                                                ----------    -----------    ------------    ------------    ------------
      Other Expenses                                     0              0               0               0               0
321415 Banquet Expense                                   0              0               0               0               0
321471 Bar Expense                                       0              0               0               0               0
321425 Contracted Labor                                  0              0               0               0               0
321428 Glassware                                       922            934             907             949             952
321436 Contracted Services                              50             50              50              50              50
321444 Decorations                                     230            233             226             237             238
321465 Equipment Rentals                                 0              0               0               0               0
321489 Ice                                               0              0               0               0               0
321493 Kitchen Fuel                                      0              0               0               0               0
321501 Laundry Allocation                                0              0               0               0               0
321502 Jazz Club Allocation                              0              0               0               0               0
321506 Licenses & Inspections                        4,382          4,439           4,312           4,509           4,525
321508 Linen                                             0              0               0               0               0
321518 Menus & Beverage List                           230            233             226             237             238
321520 BASE MGMT FEE                                 3,460          3,504           3,404           3,559           3,572
321522 Music & Entertainment                             0              0               0               0               0
321528 Paper & Plastics                                  0              0               0               0               0
321546 Promotional Beverage                              0              0               0               0               0
321547 Promotional Food                                  0              0               0               0               0
321549 Purchasing                                        0              0               0               0               0
321557 Security Allocation                               0              0               0               0               0
321567 Operating Supplies                            1,845          1,869           1,815           1,898           1,905
321574 Telephone                                         0              0               0               0               0
321592 Uniforms                                        230            233             226             237             238
321594 Utensils                                          0              0               0               0               0
                                                ----------    -----------    ------------    ------------    ------------
          Total Other Expenses                      11,349         11,495          11,166          11,676          11,718
                                                ----------    -----------    ------------    ------------    ------------

       GUEST QUARTERS CHICAGO
       Beverage Department                          Oct-95          Nov-95          Dec-95               Totals          %
                                                ================================================    ================================
321079 Room Service                                 11,736           5,950          12,929                $81,103        3.4%
321023 PARK AVENUE CAFE                            109,555         109,555         109,555              1,028,295       43.0%
321023 MRS. PARKS TAVERN                            79,397          77,272          77,272                829,650       34.7%
321023 Bev. Outlet #3                               18,917          18,353          12,601                198,403        8.3%
321023 Bev. Outlet #4                                    0               0               0                      0        0.0%
321023 Bev. Outlet #5                                    0               0               0                      0        0.0%
321023 Bev. Outlet #6                                    0               0               0                      0        0.0%
321023 Bev. Outlet #7                                    0               0               0                      0        0.0%
321023 Bev. Outlet #8                                    0               0               0                      0        0.0%
321023 Bev. Outlet #9                                    0               0               0                      0        0.0%
321023 Manager's Reception                               0               0               0                      0        0.0%
                                                ----------    ------------    ------------          -------------    -------
          Total Regular Bev. Rev.                  219,605         211,130         207,357              2,137,451       89.3%
321006 Banquet                                      26,197          26,251          35,492                255,321       10.7%
                                                ----------    ------------    ------------          -------------    -------
          Total Beverage Revenue                   245,802         237,381         242,849             $2,392,772      100.0%
                                                ----------    ------------    ------------          -------------    -------
321130 Cost of Beverage                             51,618          49,850          50,998                502,478       21.0%
                                                ----------    ------------    ------------          -------------    -------
          Total Gross Profit                       194,184         187,531         191,851             $1,890,294       79.0%
                                                ----------    ------------    ------------          -------------    -------
      Expenses
       Salaries & Wages                             14,108          13,570          14,484               $165,393        6.9%
321396 Benefits                                      5,072           5,394           5,715                $63,833        2.7%
321355 Bonuses                                           0               0               0                      0        0.0%
                                                ----------    ------------    ------------          -------------    -------
       Salaries, Benefits & Bonuses                 19,180          18,963          20,199               $229,220        9.6%
                                                ----------    ------------    ------------          -------------    -------
      Other Expenses                                     0               0               0                     $0        0.0%
321415 Banquet Expense                                   0               0               0                      0        0.0%
321471 Bar Expense                                       0               0               0                      0        0.0%
321425 Contracted Labor                                  0               0               0                      0        0.0%
321428 Glassware                                       983             949             971                  9,566        0.4%
321436 Contracted Services                              50              50              50                    600        0.0%
321444 Decorations                                     245             237             242                  2,386        0.1%
321465 Equipment Rentals                                 0               0               0                      0        0.0%
321489 Ice                                               0               0               0                      0        0.0%
321493 Kitchen Fuel                                      0               0               0                      0        0.0%
321501 Laundry Allocation                                0               0               0                      0        0.0%
321502 Jazz Club Allocation                              0               0               0                      0        0.0%
321506 Licenses & Inspections                        4,670           4,510           4,614                 45,458        1.9%
321508 Linen                                             0               0               0                      0        0.0%
321518 Menus & Beverage List                           245             237             242                  2,386        0.1%
321520 BASE MGMT FEE                                 3,687           3,560           3,642                 35,886        1.5%
321522 Music & Entertainment                             0               0               0                      0        0.0%
321528 Paper & Plastics                                  0               0               0                      0        0.0%
321546 Promotional Beverage                              0               0               0                      0        0.0%
321547 Promotional Food                                  0               0               0                      0        0.0%
321549 Purchasing                                        0               0               0                      0        0.0%
321557 Security Allocation                               0               0               0                      0        0.0%
321567 Operating Supplies                            1,966           1,899           1,942                 19,138        0.0%
321574 Telephone                                         0               0               0                      0        0.0%
321592 Uniforms                                        245             237             242                  2,386        0.1%
321594 Utensils                                          0               0               0                      0        0.0%
                                                ----------    ------------    ------------          -------------    -------
       Total Other Expenses                         12,001          11,670          11,945               $117,906        4.9%
                                                ----------    ------------    ------------          -------------    -------

       GUEST QUARTERS CHICAGO
       Beverage Department                         Jan-95              Feb-95          Mar-95            Apr-95         May-95
       (continued)                             ===============================================================================

          Total Expenses                           21,712              23,064          25,297            28,393         32,328
                                               ----------    ----------------    ------------    --------------    -----------
       Beverage Department Profit                  37,342              59,898          71,302           127,933        149,902
                                               ==========    ================    ============    ==============    ===========

       GUEST QUARTERS CHICAGO
       Beverage Department                         May-95          Jun-95          Jul-95          Aug-95          Sep-95
       (continued)                            ===========================================================================
          Total Expenses                           32,328          29,919          30,448          30,919          30,889
                                              -----------    ------------    ------------    ------------    ------------
       Beverage Department Profit                 149,902         154,667         148,857         156,570         157,288
                                              ===========    ============    ============    ============    ============

       GUEST QUARTERS CHICAGO
       Beverage Department                         Oct-95           Nov-95          Dec-95               Totals          %
       (continued)                              ==========================================          ========================
          Total Expenses                           31,271           30,642          32,144               $347,026       14.5%
                                                ---------     ------------    ------------          -------------    -------
       Beverage Department Profit                 162,913          156,889         159,707             $1,543,268       64.5%
                                                =========     ============    ============          =============    =======

==============================================================================================================================
             Data File                    Annual      Jan-95   Feb-95   Mar-95      Apr-95      May-95     Jun-95      Jul-95
==============================================================================================================================
         Beverage Department - Revenues:
          Room Sv. Bev. % of FS               NA        2.80%   13.60%    5.70%      10.00%       8.00%     11.70%      13.20%
          Room Sv. Bev. $                      0         365    2,864    1,192       1,571       1,525      2,060       2,625
          Room Sv. Bev. $/oc. Room            NA        0.07     0.54     0.20        0.26        0.20       0.29        0.34

         PARK AVENUE CAFE
           % of Food Sales                    NA       30.00%   30.00%   30.00%      30.00%      30.00%     30.00%      30.00%
           $                                   0           0        0        0      55,555      55,555     55,555      55,555
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         MRS. PARKS TAVERN
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0      35,750   53,022   56,022      67,225      74,222     80,402      80,397
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         MINI BAR
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0
           $/Occupied Room                    NA        2.66     2.30     2.00        2.12        2.23       2.51        1.99

         Bev. Outlet #4
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0           0        0        0           0           0          0           0
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         Bev. Outlet #5
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0           0        0        0           0           0          0           0
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         Bev. Outlet #6
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0           0        0        0           0           0          0           0
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         Bev. Outlet #7
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0           0        0        0           0           0          0           0
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         Bev. Outlet #8
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0           0        0        0           0           0          0           0
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         Bev. Outlet #9
           % of Food Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
           $                                   0           0        0        0           0           0          0           0
           $/Occupied Room                    NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         Mgr. Rec. $/occ. Room                NA        0.00     0.00     0.00        0.00        0.00       0.00        0.00

         Banquet Bev. % of BFS                NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%
         Banquet Bev. $                        0      12,353    8,160   27,233      14,156      30,558     19,449      13,655

         BEVERAGE COST % of BS                NA       21.00%   21.00%   21.00%      21.00%      21.00%     21.00%      21.00%

==================================================================================================  ===========
             Data File                       Aug-95     Sep-95      Oct-95      Nov-95     Dec-95      Totals
==================================================================================================  ===========
         Beverage Department - Revenues:
          Room Sv. Bev. % of FS                8.00%     14.60%      16.10%       9.70%     27.90%
          Room Sv. Bev. $                     1,422      2,818       3,960       2,021      4,238
          Room Sv. Bev. $/oc. Room             0.20       0.34        0.45        0.24       0.75

         PARK AVENUE CAFE
           % of Food Sales                    30.00%     30.00%      30.00%      30.00%     30.00%
           $                                 55,555     55,555      55,555      55,555     55,555
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         MRS. PARKS TAVERN
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $                                 75,272     78,397      79,397      77,272     72,272
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         MINI BAR
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $
           $/Occupied Room                     4.53       1.85        2.15        2.18       2.23

         Bev. Outlet #4
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $                                      0          0           0           0          0
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         Bev. Outlet #5
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $                                      0          0           0           0          0
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         Bev. Outlet #6
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $                                      0          0           0           0          0
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         Bev. Outlet #7
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $                                      0          0           0           0          0
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         Bev. Outlet #8
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $                                      0          0           0           0          0
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         Bev. Outlet #9
           % of Food Sales                     0.00%      0.00%       0.00%       0.00%      0.00%
           $                                      0          0           0           0          0
           $/Occupied Room                     0.00       0.00        0.00        0.00       0.00

         Mgr. Rec. $/occ. Room                 0.00       0.00        0.00        0.00       0.00

         Banquet Bev. % of BFS                 0.00%      0.00%       0.00%       0.00%      0.00%
         Banquet Bev. $                      15,541     26,279      26,197      26,251     35,492

         BEVERAGE COST % of BS                21.00%     21.00%      21.00%      21.00%     21.00%

==============================================================================================================================
             Data File                      Annual    Jan-95   Feb-95   Mar-95      Apr-95      May-95     Jun-95      Jul-95
==============================================================================================================================
          Beverage Department - Payroll
           Food & Beverage Director
         Minimum Hours/Week Required                    0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Adequate to an occ% of ----)                   0.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                         0        0        0           0           0          0           0
         Maximum monthly hours allowed                  0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Hourly Wage                                   $0.00    $0.00    $0.00       $0.00       $0.00      $0.00       $0.00

          Beverage Manager/Supervisor
         Minimum Hours/Week Required                   38.00    38.00    40.00       38.00       38.00      40.00       32.00
         Adequate to an occ% of ----)                 100.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                       168      152      177         162         168        171         141
         Maximum monthly hours allowed                350.00   350.00   350.00      350.00      350.00     350.00      350.00
         Hourly Wage                                   $9.00    $9.00    $9.00       $9.00       $9.00      $9.00       $9.00

          Bartender
         Minimum Hours/Week Required                  240.00   240.00   240.00      240.00      240.00     240.00      240.00
         Adequate to an occ% of ----)                 100.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                     1,062      960    1,062       1,028       1,062      1,028       1,062
         Maximum monthly hours allowed               1500.00  1500.00  1500.00     1500.00     1500.00    1500.00     1500.00
         Hourly Wage                                   $6.25    $6.25    $6.25       $6.25       $6.25      $6.25       $6.25

          Mgr Reception Bartender
         Minimum Hours/Week Required                    0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Adequate to an occ% of ----)                   0.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                         0        0        0           0           0          0           0
         Maximum monthly hours allowed                  0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Hourly Wage                                   $0.00    $0.00    $0.00       $0.00       $0.00      $0.00       $0.00

          Service Bartender
         Minimum Hours/Week Required                    0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Adequate to an occ% of ----)                   0.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                         0        0        0           0           0          0           0
         Maximum monthly hours allowed                  0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Hourly Wage                                   $0.00    $0.00    $0.00       $0.00       $0.00      $0.00       $0.00

          Cocktail Servers
         Minimum Hours/Week Required                    0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Adequate to an occ% of ----)                   0.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx

==================================================================================================  ===========
             Data File                       Aug-95     Sep-95      Oct-95      Nov-95     Dec-95      Totals
==================================================================================================  ===========
          Beverage Department - Payroll
           Food & Beverage Director
         Minimum Hours/Week Required           0.00       0.00        0.00        0.00       0.00
         Adequate to an occ% of ----)            xx         xx          xx          xx         xx
         Occupancy where max needed:             xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room             xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.            0          0           0           0          0
         Total Hours for the Month                0          0           0           0          0           0
         Maximum monthly hours allowed         0.00       0.00        0.00        0.00       0.00        0.00
         Hourly Wage                          $0.00      $0.00       $0.00       $0.00      $0.00

          Beverage Manager/Supervisor
         Minimum Hours/Week Required          40.00      32.00       40.00       38.00      38.00
         Adequate to an occ% of ----)            xx         xx          xx          xx         xx
         Occupancy where max needed:             xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room             xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.            0          0           0           0          0
         Total Hours for the Month              177        137         177         162        168       1,960
         Maximum monthly hours allowed       350.00     350.00      350.00      350.00     350.00       0.024
         Hourly Wage                          $9.00      $9.00       $9.00       $9.00      $9.00

          Bartender
         Minimum Hours/Week Required         240.00     240.00      240.00      240.00     240.00
         Adequate to an occ% of ----)            xx         xx          xx          xx         xx
         Occupancy where max needed:             xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room             xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.            0          0           0           0          0
         Total Hours for the Month            1,062      1,028       1,062       1,028      1,062      12,506
         Maximum monthly hours allowed      1500.00    1500.00     1500.00     1500.00    1500.00       0.150
         Hourly Wage                          $6.25      $6.25       $6.25       $6.25      $6.25

          Mgr Reception Bartender
         Minimum Hours/Week Required           0.00       0.00        0.00        0.00       0.00
         Adequate to an occ% of ----)            xx         xx          xx          xx         xx
         Occupancy where max needed:             xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room             xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.            0          0           0           0          0
         Total Hours for the Month                0          0           0           0          0           0
         Maximum monthly hours allowed         0.00       0.00        0.00        0.00       0.00       0.000
         Hourly Wage                          $0.00      $0.00       $0.00       $0.00      $0.00

          Service Bartender
         Minimum Hours/Week Required           0.00       0.00        0.00        0.00       0.00
         Adequate to an occ% of ----)            xx         xx          xx          xx         xx
         Occupancy where max needed:             xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room             xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.            0          0           0           0          0
         Total Hours for the Month                0          0           0           0          0           0
         Maximum monthly hours allowed         0.00       0.00        0.00        0.00       0.00       0.000
         Hourly Wage                          $0.00      $0.00       $0.00       $0.00      $0.00

          Cocktail Servers
         Minimum Hours/Week Required           0.00       0.00        0.00        0.00       0.00
         Adequate to an occ% of ----)            xx         xx          xx          xx         xx
         Occupancy where max needed:             xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room             xx         xx          xx          xx         xx

==============================================================================================================================
             Data File                      Annual    Jan-95   Feb-95   Mar-95      Apr-95      May-95     Jun-95      Jul-95
==============================================================================================================================
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                         0        0        0           0           0          0           0
         Maximum monthly hours allowed                  0.00     0.00     0.00        0.00        0.00       0.00        0.00
         Hourly Wage                                   $0.00    $0.00    $0.00       $0.00       $0.00      $0.00       $0.00

          Bar Utility
         Minimum Hours/Week Required                   40.00    40.00    40.00       40.00       40.00      40.00       40.00
         Adequate to an occ% of ----)                 100.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                       177      160      177         171         177        171         177
         Maximum monthly hours allowed                350.00   350.00   350.00      350.00      350.00     350.00      350.00
         Hourly Wage                                   $6.00    $6.00    $6.00       $6.00       $6.00      $6.00       $6.00

          Banquet Bartender
         Minimum Hours/Week Required                   19.00    22.00    22.00       26.00       55.00      20.00       26.00
         Adequate to an occ% of ----)                 100.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                        84       88       97         111         243         85         115
         Maximum monthly hours allowed                350.00   350.00   350.00      350.00      350.00     350.00      350.00
         Hourly Wage                                   $6.46    $6.46    $6.46       $6.46       $6.46      $6.46       $6.46

          Honor Bar Attendant
         Minimum Hours/Week Required                  128.00   128.00   128.00      128.00      128.00     128.00      128.00
         Adequate to an occ% of ----)                 100.00%      xx       xx          xx          xx         xx          xx
         Occupancy where max needed:                    0.00%      xx       xx          xx          xx         xx          xx
         Incremental Hrs. /Occ. Room                    0.00       xx       xx          xx          xx         xx          xx
         Incremental Hrs. for the Mon.                     0        0        0           0           0          0           0
         Total Hours for the Month                       566      512      566         548         566        548         566
         Maximum monthly hours allowed                800.00   800.00   800.00      800.00      800.00     800.00      800.00
         Hourly Wage                                   $6.95    $7.05    $7.05       $7.05       $7.05      $7.05       $7.05

         Beverage - Total Hours                        2,057    1,872    2,079       2,020       2,216      2,003       2,061
         Beverage - Total Wages:
  321301  Food & Beverage Director                        $0       $0       $0          $0          $0         $0          $0
  321302  Beverage Manager/Super                       1,512    1,368    1,593       1,458       1,512      1,539       1,269
  321319  Bartender                                    6,638    6,000    6,638       6,425       6,638      6,425       6,638
  321319  Mgr Reception Bartender                          0        0        0           0           0          0           0
  321319  Service Bartender                                0        0        0           0           0          0           0
  321334  Cocktail Servers                                 0        0        0           0           0          0           0
  321319  Bar Utility                                  1,062      960    1,062       1,026       1,062      1,026       1,062
  321304  Banquet Bartender                              543      568      627         717       1,570        549         743
  321345  Honor Bar Attendant                          3,934    3,610    3,990       3,863       3,990      3,863       3,990
                                                     -------  -------  -------     -------     -------    -------     -------
         Total Beverage Wages                        $13,688  $12,506  $13,909     $13,489     $14,772    $13,403     $13,702
                                                     =======  =======  =======     =======     =======    =======     =======
         ---------------------------------------------------------------------------------------------------------------------
          Bonuses                        $                 0        0        0           0           0          0           0
         ---------------------------------------------------------------------------------------------------------------------
         Beverage Dept. - Other Expenses

  321415  Banquet Expense                      0           0        0        0           0           0          0           0
           % of Bev. Sales                    NA        0.00%    0.00%    0.00%       0.00%       0.00%      0.00%       0.00%

====================================================================================================  ===========
             Data File                         Aug-95     Sep-95      Oct-95      Nov-95     Dec-95      Totals
====================================================================================================  ===========
         Incremental Hrs. for the Mon.              0          0           0           0          0
         Total Hours for the Month                  0          0           0           0          0           0
         Maximum monthly hours allowed           0.00       0.00        0.00        0.00       0.00
         Hourly Wage                            $0.00      $0.00       $0.00       $0.00      $0.00

          Bar Utility
         Minimum Hours/Week Required            40.00      40.00       40.00       40.00      40.00
         Adequate to an occ% of ----)              xx         xx          xx          xx         xx
         Occupancy where max needed:               xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room               xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.              0          0           0           0          0
         Total Hours for the Month                177        171         177         171        177        2083
         Maximum monthly hours allowed         350.00     350.00      350.00      350.00     350.00       0.025
         Hourly Wage                            $6.00      $6.00       $6.00       $6.00      $6.00

          Banquet Bartender
         Minimum Hours/Week Required            29.00      40.00       27.00       27.00      41.00
         Adequate to an occ% of ----)              xx         xx          xx          xx         xx
         Occupancy where max needed:               xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room               xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.              0          0           0           0          0
         Total Hours for the Month                128        171         119         115        181       1,537
         Maximum monthly hours allowed         350.00     350.00      350.00      350.00     350.00       0.018
         Hourly Wage                            $6.46      $6.46       $6.46       $6.46      $6.46

          Honor Bar Attendant
         Minimum Hours/Week Required           128.00     128.00      128.00      128.00     128.00
         Adequate to an occ% of ----)              xx         xx          xx          xx         xx
         Occupancy where max needed:               xx         xx          xx          xx         xx
         Incremental Hrs. /Occ. Room               xx         xx          xx          xx         xx
         Incremental Hrs. for the Mon.              0          0           0           0          0
         Total Hours for the Month                566        548         566         548        566       6,666
         Maximum monthly hours allowed         800.00     800.00      800.00      800.00     800.00       0.080
         Hourly Wage                            $7.05      $7.05       $7.15       $7.15      $7.25

         Beverage - Total Hours                 2,110      2,055       2,101       2,024      2,154      24,752
         Beverage - Total Wages:
  321301  Food & Beverage Director                 $0         $0          $0          $0         $0           0
  321302  Beverage Manager/Super                1,593      1,233       1,593       1,458      1,512      17,640
  321319  Bartender                             6,638      6,425       6,638       6,425      6,638      78,166
  321319  Mgr Reception Bartender                   0          0           0           0          0           0
  321319  Service Bartender                         0          0           0           0          0           0
  321334  Cocktail Servers                          0          0           0           0          0           0
  321319  Bar Utility                           1,062      1,026       1,062       1,026      1,062      12,498
  321304  Banquet Bartender                       827      1,105         769         743      1,169       9,929
  321345  Honor Bar Attendant                   3,990      3,863       4,047       3,918      4,104      47,163
                                              -------    -------     -------     -------    -------    --------
         Total Beverage Wages                 $14,110    $13,652     $14,108     $13,570    $14,484    $165,393
                                              =======    =======     =======     =======    =======    ========
         ------------------------------------------------------------------------------------------
          Bonuses                        $          0          0           0           0          0
         ------------------------------------------------------------------------------------------
         Beverage Dept. - Other Expenses

  321415  Banquet Expense                           0          0           0           0          0
           % of Bev. Sales                       0.00%      0.00%       0.00%       0.00%      0.00%

=================================================================================================================================
            Data File             Annual     Jan-95     Feb-95     Mar-95     Apr-95     May-95     Jun-95     Jul-95     Aug-95
=================================================================================================================================
321471  Bar Expense                    0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321425  Contracted Labor               0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321428  Glassware                      0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%

321436  Contracted Services            0         50         50         50         50         50         50         50         50
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321444  Decorations                    0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.10%      0.10%      0.10%      0.10%      0.10%      0.10%      0.10%      0.10%

321465  Equipment Rentals              0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321489  Ice                            0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321493  Kitchen Fuel                   0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321502  Jazz Club Allocation           0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321506  Licenses & Inspection          0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       1.90%      1.90%      1.90%      1.90%      1.90%      1.90%      1.90%      1.90%

321508  Linen                          0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321518  Menus & Beverage List          0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.10%      0.10%      0.10%      0.10%      0.10%      0.10%      0.10%      0.10%

321520  BASE MGMT FEE                  0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       1.50%      1.50%      1.50%      1.50%      1.50%      1.50%      1.50%      1.50%

321522  Music & Entertainment          0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321528  Paper & Plastics               0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321546  Promotional Beverage           0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321547  Promotional Food               0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

321567  Operating Supplies             0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.80%      0.80%      0.80%      0.80%      0.80%      0.80%      0.80%      0.80%

321574  Telephone                      0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

=========================================================================  ==========
            Data File            Sep-95     Oct-95     Nov-95     Dec-95     Totals
=========================================================================  ==========
321471  Bar Expense                   0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321425  Contracted Labor              0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321428  Glassware                     0          0          0          0
             % of Bev. Sales       0.40%      0.40%      0.40%      0.40%

321436  Contracted Services          50         50         50         50
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321444  Decorations                   0          0          0          0
             % of Bev. Sales       0.10%      0.10%      0.10%      0.10%

321465  Equipment Rentals             0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321489  Ice                           0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321493  Kitchen Fuel                  0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321502  Jazz Club Allocation          0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321506  Licenses & Inspection         0          0          0          0
             % of Bev. Sales       1.90%      1.90%      1.90%      1.90%

321508  Linen                         0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321518  Menus & Beverage List         0          0          0          0
             % of Bev. Sales       0.10%      0.10%      0.10%      0.10%

321520  BASE MGMT FEE                 0          0          0          0
             % of Bev. Sales       1.50%      1.50%      1.50%      1.50%

321522  Music & Entertainment         0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321528  Paper & Plastics              0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321546  Promotional Beverage          0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321547  Promotional Food              0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

321567  Operating Supplies            0          0          0          0
             % of Bev. Sales       0.80%      0.80%      0.80%      0.80%

321574  Telephone                     0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

=================================================================================================================================
            Data File             Annual     Jan-95     Feb-95     Mar-95     Apr-95     May-95     Jun-95     Jul-95     Aug-95
=================================================================================================================================
321592  Uniforms                       0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.10%      0.10%      0.10%      0.10%      0.10%      0.10%      0.10%      0.10%

321594  Utensils                       0          0          0          0          0          0          0          0          0
             % of Bev. Sales          NA       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

=========================================================================  =========
            Data File            Sep-95     Oct-95     Nov-95     Dec-95     Totals
=========================================================================  =========
321592  Uniforms                      0          0          0          0
             % of Bev. Sales       0.10%      0.10%      0.10%      0.10%

321594  Utensils                      0          0          0          0
             % of Bev. Sales       0.00%      0.00%      0.00%      0.00%

Food Statistics Summary:          Jan-95         Feb-95         Mar-95         Apr-95         May-95         Jun-95         Jul-95
                              ====================================================================================================
Room Service
  Room Serv Covers                 1,251          1,856          2,086          1,661          1,944          1,812          1,892
  Room Serv Avg.Chk               $10.24          $9.93         $11.08         $10.83         $10.83         $10.83         $10.99
  Room Serv Revenue              $12,801        $18,437        $23,108        $17,990        $21,062        $19,626        $20,789
PARK AVENUE CAFE
  Outlet #1 Covers                 1,500          3,000          3,000          4,000          4,500          5,000          5,000
  Outlet #1 Avg. Chk              $26.00         $26.00         $26.00         $36.00         $36.00         $36.00         $36.00
  Outlet #1 Revenue              $39,000        $78,000        $78,000       $144,000       $162,000       $180,000       $180,000
MRS. PARKS TAVERN
  Outlet #2 Covers                 7,158          6,781          7,742          8,650         10,236         11,052         10,934
  Outlet #2 Avg. Chk              $12.56         $12.80         $13.90         $14.15         $13.95         $14.32         $14.65
  Outlet #2 Revenue              $89,902        $86,795       $107,594       $122,396       $142,785       $158,268       $160,176
COFFEE CART
  Outlet #3 Covers                 5,211          5,304          5,961          6,041          7,624          7,104          7,722
  Outlet #3 Avg.Chk                $0.53          $0.53          $0.53          $0.53          $0.53          $0.53          $0.53
  Outlet #3 Revenue               $2,762         $2,811         $3,159         $3,202         $4,041         $3,765         $4,093
Food Outlet #4
  Outlet #4 Covers                     0              0              0              0              0              0              0
  Outlet #4 Avg. Chk               $0.00          $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #4 Revenue                   $0             $0             $0             $0             $0             $0             $0
Food Outlet #5
  Outlet #5 Covers                     0              0              0              0              0              0              0
  Outlet #5 Avg.Chk                $0.00          $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #5 Revenue                   $0             $0             $0             $0             $0             $0             $0
Food Outlet #6
  Outlet #6 Covers                     0              0              0              0              0              0              0
  Outlet #6 Avg.Chk                $0.00          $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #6 Revenue                   $0             $0             $0             $0             $0             $0             $0
Food Outlet #7
  Outlet #7 Covers                     0              0              0              0              0              0              0
  Outlet #7 Avg.Chk                $0.00          $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #7 Revenue                   $0             $0             $0             $0             $0             $0             $0
Food Outlet #8
  Outlet #8 Covers                     0              0              0              0              0              0              0
  Outlet #8 Avg.Chk                $0.00          $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #8 Revenue                   $0             $0             $0             $0             $0             $0             $0
Food Outlet #9
  Outlet #9 Covers                     0              0              0              0              0              0              0
  Outlet #9 Avg.Chk                $0.00          $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #9 Revenue                   $0             $0             $0             $0             $0             $0             $0

Total Food Regular (excluding Banquets)
  Total Reg. Covers   - Reg       15,120         16,941         18,789         20,352         24,304         24,968         25,548
  Total Reg. Avg.Chk. - Reg        $9.55         $10.98         $11.28         $14.13         $13.57         $14.49         $14.29
  Total Reg. Revenue  - Reg     $144,465       $186,044       $211,862       $287,588       $329,887       $361,659       $365,058

Food Statistics Summary:           Aug-95         Sep-95         Oct-95        Nov-95          Dec-95      Totals
                          ===========================================================================   ============
Room Service
  Room Serv Covers                  2,098          1,865          2,640          2,105          1,695         22,905
  Room Serv Avg.Chk                $11.34         $11.01          $8.98          $9.35          $9.41         $10.37
  Room Serv Revenue               $23,795        $20,530        $23,708        $19,680        $15,961       $237,487
PARK AVENUE CAFE
  Outlet #1 Covers                  5,000          5,000          5,000          5,000          5,000         51,000
  Outlet #1 Avg. Chk               $36.00         $36.00         $36.00         $36.00         $36.00         $34.53
  Outlet #1 Revenue              $180,000       $180,000       $180,000       $180,000       $180,000     $1,761,000
MRS. PARKS TAVERN
  Outlet #2 Covers                 12,200         11,401         12,460         12,546         11,108        122,268
  Outlet #2 Avg. Chk               $14.70         $14.90         $14.34         $13.83         $14.55         $14.16
  Outlet #2 Revenue              $179,368       $169,904       $178,630       $173,459       $161,610     $1,730,888
COFFEE CART
  Outlet #3 Covers                  7,111          8,289          8,799          8,419          5,651         83,236
  Outlet #3 Avg.Chk                 $0.53          $0.53          $0.53          $0.53          $0.53          $0.53
  Outlet #3 Revenue                $3,769         $4,393         $4,663         $4,462         $2,995        $44,115
Food Outlet #4
  Outlet #4 Covers                      0              0              0              0              0              0
  Outlet #4 Avg. Chk                $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #4 Revenue                    $0             $0             $0             $0             $0             $0
Food Outlet #5
  Outlet #5 Covers                      0              0              0              0              0              0
  Outlet #5 Avg.Chk                 $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #5 Revenue                    $0             $0             $0             $0             $0             $0
Food Outlet #6
  Outlet #6 Covers                      0              0              0              0              0              0
  Outlet #6 Avg.Chk                 $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #6 Revenue                    $0             $0             $0             $0             $0             $0
Food Outlet #7
  Outlet #7 Covers                      0              0              0              0              0              0
  Outlet #7 Avg.Chk                 $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #7 Revenue                    $0             $0             $0             $0             $0             $0
Food Outlet #8
  Outlet #8 Covers                      0              0              0              0              0              0
  Outlet #8 Avg.Chk                 $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #8 Revenue                    $0             $0             $0             $0             $0             $0
Food Outlet #9
  Outlet #9 Covers                      0              0              0              0              0              0
  Outlet #9 Avg.Chk                 $0.00          $0.00          $0.00          $0.00          $0.00          $0.00
  Outlet #9 Revenue                    $0             $0             $0             $0             $0             $0

Total Food Regular (excluding Banquets)
  Total Reg. Covers   - Reg        26,409         26,555         28,899         28,070         23,454        279,409
  Total Reg. Avg.Chk. - Reg        $14.65         $14.12         $13.39         $13.45         $15.37         $13.51
  Total Reg. Revenue  - Reg      $386,932       $374,828       $387,002       $377,601       $360,566     $3,773,491

Food Statistics Summary:          Jan-95         Feb-95         Mar-95         Apr-95         May-95         Jun-95         Jul-95
            (continued)       ====================================================================================================
Banquets (Breakfast, Lunch & Dinner)
  Banquet Covers                   2,658          1,591          2,086          1,646          2,897          1,723          2,471
  Banquet Avg.Chk                 $23.20         $22.85         $23.80         $30.45         $28.36         $32.14         $26.22
  Banquet Revenue                $61,666        $36,356        $49,665       $150,129        $82,161        $55,369        $64,795
Banquets (Reception & Coffee Breaks)
  Banquet Covers                   2,814          3,501          3,934          4,168          5,642          2,771          4,170
  Banquet Avg.Chk                 $10.59         $11.09         $10.36         $16.31         $11.38         $16.92         $10.15
  Banquet Revenue                $29,807        $38,825        $40,773        $67,997        $63,737        $46,886        $42,317
----------------------------------------------------------------------------------------------------------------------------------
Total Banquets
  Banquet Covers                   5,472          5,092          6,021          5,814          8,539          4,493          6,641
  Banquet Avg.Chk                 $16.72         $14.77         $15.02         $20.32         $17.09         $22.76         $16.13
  Banquet Revenue                $91,473        $75,181        $90,438       $118,127       $145,897       $102,255       $107,112
----------------------------------------------------------------------------------------------------------------------------------
Total Food Department
  Banquet Covers                  20,591         22,033         24,810         26,167         32,843         29,461         32,189
  Banquet Avg.Chk                 $11.46         $11.86         $12.18         $15.50         $14.49         $15.75         $14.67
  Banquet Revenue               $235,937       $261,225       $302,300       $405,714       $475,785       $463,914       $472,170
----------------------------------------------------------------------------------------------------------------------------------

Food Statistics Summary:           Aug-95         Sep-95         Oct-95        Nov-95          Dec-95      Totals
            (continued)   ===========================================================================   ============
Banquets (Breakfast, Lunch & Dinner)
  Banquet    Covers                 3,125          3,051          4,751          2,378          2,147         30,525
  Banquet    Avg.Chk               $28.59         $24.71         $24.57         $30.72         $22.37         $26.34
  Banquet    Revenue              $90,600        $75,372       $116,722        $73,069        $48,041       $803,945
Banquets (Reception & Coffee Breaks)
  Banquet    Covers                 1,250          4,642          6,071          3,704          3,308         45,975
  Banquet    Avg.Chk               $18.00         $14.43         $11.97         $13.82         $19.44         $13.22
  Banquet    Revenue              $22,500        $66,975        $72,680        $51,188        $64,316       $608,001
-----------------------------------------------------------------------------------------------------   ------------
Total Banquets
  Banquet    Covers                 4,375          7,692         10,823          6,083          5,456         76,500
  Banquet    Avg.Chk               $25.85         $18.51         $17.50         $20.43         $20.59         $18.46
  Banquet    Revenue             $113,100       $142,348       $189,402       $124,256       $112,358     $1,411,946
-----------------------------------------------------------------------------------------------------   ------------
Total Food Department
  Banquet    Covers                30,784         34,247         39,721         34,152         28,910        355,909
  Banquet    Avg.Chk               $16.24         $15.10         $14.51         $14.69         $16.36         $14.57
  Banquet    Revenue             $500,032       $517,175       $576,404       $501,857       $472,924     $5,185,437
-----------------------------------------------------------------------------------------------------   ------------